Rule 497(c)
File Nos. 333-119693
and 811-21653

Table of Contents

The Fund at a Glance
Investment Objective	2
Primary Investment Strategies	2
Primary Risks	3
Past Performance	4
Fund Fees and Expenses	6

More About the Fund
Socially Responsible Investing	9
About Index Investing	11
Answers to basic questions about how index funds work, how index funds differ from actively managed funds, and an overview of the advantages they offer.
What Is the Domini 400 Social IndexSM?	13
Information about the nation’s first index to apply social and environmental criteria.
Additional Investment Strategies, Risk, and Portfolio Holdings Information	16
Who Manages the Fund?	19
The Fund’s Distribution Plan	20

Shareholder Manual	A-1
Information about how sales charges are calculated, buying and selling shares of the Fund, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in the Fund.

Financial Highlights	B-1

For Additional Information	Back cover

The Fund at a Glance

Investment Objective

The Domini Social Equity Portfolio seeks to provide its shareholders with long-term total return that matches the performance of the Domini 400 Social Index.SM

Primary Investment Strategies

The Domini 400 Social Index is made up of the stocks of 400 companies selected using social and environmental criteria. The Domini Social Equity Portfolio is an index fund that seeks to match the composition of the Domini 400 Social Index as closely as possible. The Fund typically invests all or substantially all of its assets in stocks of the companies included in the Domini 400 Social Index. The Index is composed primarily of large-cap U.S. companies. Accordingly, the Fund has a policy to invest, under normal circumstances, at least 80% of its assets in equity securities and related investments with similar economic characteristics (such as options, warrants, or rights received in connection with the Fund’s holdings of common stock). The Fund will give you 60 days’ prior notice if it changes this 80% policy.

The Fund holds all 400 stocks included in the Domini 400 Social Index in approximately the same proportion as they are found in the Index. This is known as a full replication strategy.

Although you cannot invest directly in an index, an index mutual fund provides you with the opportunity to invest in a portfolio that tracks an index.

The Fund’s holdings are selected using a comprehensive set of social and environmental criteria. The Fund seeks to avoid securities and obligations of corporations that manufacture tobacco products or alcoholic beverages, derive revenues from gambling enterprises, or have a direct ownership share in, or operate, nuclear power plants. The Fund also seeks to avoid investment in firearms manufacturers and major military contractors. The Fund seeks to hold the securities and obligations of good corporate citizens demonstrated by positive relations with their communities and their employees, their environmental record, their diversity record, and the quality and safety

The Fund at a Glance

of their products and services. The Fund reserves the right to apply additional criteria, or to modify the application of these criteria, at any time, without shareholder approval. For additional information about the criteria used for evaluating companies, please see “More About the Fund.”

The Fund pursues its investment objective by investing its assets in the Domini Social Index Portfolio, another registered mutual fund with the same investment objective and policies. For more information, please refer to “More About the Fund.”

Primary Risks

•   General. There can be no guarantee that the Domini Social Equity Portfolio will be able to achieve its investment objective. The investment objective of the Fund may be changed without the approval of the Fund’s shareholders, but shareholders will be given notice at least 30 days before any change is implemented. Management currently has no intention to change the Fund’s investment objective.

•   Market Risk. The Fund’s total return, like the stock market in general, will fluctuate widely. You could lose money by investing in the Fund over short or long periods of time. An investment in the Fund is not a bank deposit and is not insured or guaranteed.

•   Large-Cap Companies. The Fund invests primarily in the stocks of large-cap companies. As of December 31, 2004, the market capitalization of the companies included in the Domini 400 Social IndexSM ranged from $14.0 million to $290 billion. Large-cap stocks tend to go through cycles when they do better, or worse, than other asset classes or the stock market overall. The performance of your investment will generally follow these market trends. Because the Index is weighted by market capitalization, a few large companies represent a relatively large percentage of the Index. Should the value of one or more of these stocks decline significantly, it could negatively affect the Fund’s performance.

•   Indexing. The Fund will continue to invest in the Domini 400 Social Index, regardless of how the Index is performing. It will not shift its concentration from one industry to another, or from stocks to bonds or cash, in order to defend against a falling or stagnant stock market. If

The Fund at a Glance

the Index is heavily weighted in a single industry or sector, the Fund will be heavily invested in that industry or sector, and as a result can be affected more positively or negatively by developments in that industry or sector than would be another mutual fund whose investments are not restricted to the securities in the Index. Also, the Fund’s ability to match the performance of the Index may be affected by a number of factors, including Fund operating expenses and transaction costs, inflows and outflows of cash from the Fund, and imperfect correlation between the Fund’s holdings and those in the Index.

•   Socially Responsible Investing. The Fund’s portfolio is subject to multiple social and environmental criteria. As a result, Fund management may pass up opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities for social or environmental reasons when it is otherwise disadvantageous to do so.

Past Performance

The bar chart below and the following table provide an indication of the risks of investing in the Domini Social Equity Portfolio. Since the Fund is newly offered, the information in the bar chart and the table for periods prior to the date of this prospectus is based on the performance of the Domini Social Index Portfolio, the underlying mutual fund in which the Fund invests, adjusted to reflect the deduction of the annual operating expenses and, in the table, the sales charges of the Fund. The bar chart shows how total returns have varied from one calendar year to the next. The table shows how the average annual total returns compare with those of the Standard & Poor’s 500 Index (S&P 500), a broad-based index. Please note that this information represents past performance (before and after taxes), and is not necessarily an indication of how the Fund will perform in the future.

Total Return For Years Ended December 31

This bar chart shows how performance has varied over the last ten calendar years. This bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase of the Fund’s shares. Any sales charge will reduce your return.

The Fund at a Glance

Best quarter covered by the bar chart above: 24.63%

(quarter ended 12/31/98)

Worst quarter covered by the bar chart above: –17.17%

(quarter ended 9/30/02)

Average Annual Total Returns

for the Periods Ended 12/31/04

The table below shows the average annual total returns in comparison to the S&P 500. The table assumes the deduction of the maximum applicable sales charges. The after-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, the effect of phaseouts of certain exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax.

Please note:

•	Actual after-tax returns depend on your tax situation and may differ from those shown.
•	After-tax returns are not relevant if you hold your shares through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

The Fund at a Glance

	1 Year	5 Years	10 Years
Domini Social Equity Portfolio, Class A Shares* Return Before Taxes	4.07%	–4.92%	11.00%
Return After Taxes on Distributions	3.91%	–7.49%	8.90%
Return After Taxes on Distributions and Sale of Shares**	2.85%	–6.19%	7.94%
S&P 500 (reflects no deduction for fees, expenses, or taxes)	10.88%	–2.30%	12.07%

*   The Fund is newly offered as of the date of this prospectus. The performance information provided above is based on the performance of the Domini Social Index Portfolio, the underlying mutual fund in which the Fund invests, adjusted to reflect the deduction of the charges and expenses of the Fund.

**   The calculation of the Fund’s return after taxes on distributions and sale of shares assumes a complete redemption at the end of the periods shown in the table and that the shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the shareholder may deduct the capital losses in full.

Fund Fees and Expenses

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Domini Social Equity Portfolio, Class A shares.*

The Fund at a Glance

Shareholder Fees
(fees paid directly by you)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price):	4.75%
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds):	None	**
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of amount reinvested):	None
Redemption Fee† (as a percentage of amount redeemed, if applicable):	2.00	%***
Exchange Fee:	None

Annual Fund Operating Expenses
(expenses deducted from the Fund’s assets)
Management Fees:	0.20%
Distribution (12b-1) Fees:	0.25%
Other Expenses
Administrative Services and Sponsorship Fee:	0.50%
Other Expenses****:	0.49%
Total Annual Fund Operating Expenses:	1.44%
Fee Waiver: ‡	0.49%
Net Expenses:	0.95%

*    The table and the following example reflect the aggregate expenses of the Domini Social Equity Portfolio and the Domini Social Index Portfolio, the underlying portfolio in which the Fund invests.

**   You may buy shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within one year of their purchase, you may be subject to a deferred sales charge of up to 1.00% of the lesser of the cost of the shares at the date of purchase or the value of shares at the time of redemption. The Fund’s distributor may pay up to 1.00% to a broker-dealer, financial intermediary, or financial institution for purchase amounts of $1,000,000 or more.

***  In order to discourage use of the Fund for market timing, an early redemption fee is charged on sales of shares made less than 90 days after settlement of purchase, with certain exceptions.

****	“Other Expenses” are estimated for the Fund’s current fiscal year.

†   If you wish to receive your redemption proceeds by bank wire, there is a $10 wire service fee. For additional information, please refer to the Shareholder Manual.

‡   Until May 1, 2006, Domini Social Investments LLC has contractually agreed to waive certain fees and/or reimburse certain expenses, including management fees, so that the Fund’s expenses, net of waivers and reimbursements, will not exceed, on a per annum basis, 0.95% of the average daily net assets of the Fund, absent an earlier modification by the Board of Trustees, which oversees the Fund.

The Fund at a Glance

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur if you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of each period. This example assumes that the Fund provides a return of 5% a year, all dividends and distributions are reinvested without a sales charge, operating expenses remain the same for the time period indicated, and the fee waiver reflected in the fee table is in effect for the one-year time period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Domini Social Equity Portfolio, Class A Shares	$567*	$863	$1,180	$2,077

* For redemptions less than 90 days after settlement of purchase, the cost of investing could be up to $200 higher due to the early redemption fee. For additional information, please refer to the Shareholder Manual.

This example should not be considered to represent actual expenses or performance for the past or the future. Actual future expenses may be higher or lower than those shown.

Quick Guide to Important Information

Minimum Initial Investment: $2,500 ($1,500 for IRAs and Automatic Investment Plans) ($1,000 for UGMA/UTMA Accounts and Coverdell Education Savings Accounts)

Investment Advisor: Domini Social Investments LLC

Dividends: Distributed semi-annually, usually in June and December

Capital Gains: Distributed annually, usually in December

CUSIP Number: 257130104

Shareholder Services: 1-800-498-1351

More About the Fund

Socially Responsible Investing

In addition to traditional financial considerations, socially responsible investors factor social and environmental criteria into their investment decisions. They believe that this helps to encourage greater corporate responsibility, and may also help to identify companies that are good long-term investments because enlightened management may be better able to meet the future needs of society and the environment. In addition, in the course of seeking financial gain for themselves, socially responsible investors look for opportunities to use their investments to improve the lives of others.

Typically, socially responsible investors seek to invest in corporations and other issuers with positive qualities, such as a responsible environmental record or strong employee relations. They seek to avoid companies that manufacture products, or employ practices, that they believe have harmful effects on society or the natural environment.

At Domini Social Investments, in addition to applying social and environmental criteria to all of our investments, we work with companies to improve their social and environmental performance and file shareholder resolutions on these issues when appropriate. In addition, we vote company proxies in a manner consistent with our social and environmental criteria. In 1999, we became the first mutual fund manager in the U.S. to publicly disclose its votes. In 2001, Domini Social Investments petitioned the Securities and Exchange Commission (SEC) for the rule that now requires all mutual funds to disclose their proxy votes and policies.

The Social and Environmental Criteria Applied to the Fund

The Domini Social Equity Portfolio seeks to avoid securities and obligations of corporations that manufacture tobacco products or alcoholic beverages, derive revenues from gambling enterprises, or have a direct ownership share in, or operate, nuclear power plants. The Fund also seeks to avoid investment in firearms manufacturers and major military contractors.

More About the Fund

Once a company has passed the set of exclusionary criteria described above, it is subject to a range of qualitative factors designed to measure the quality of its relations with its various stakeholders, including employees, consumers, communities, and the natural environment.

Domini considers the following criteria when evaluating companies for possible investment and may exclude companies based on poor performance in these areas:

•     Citizenship — the company’s record with regard to its charitable activities and its community relations in general, including its relations with indigenous people

•     Diversity — the company’s record with regard to the hiring and promotion of women and minorities, particularly to management positions and the board of directors, including the company’s record with respect to the availability of benefit programs that address work/family concerns, innovative hiring programs for the disabled, and progressive policies toward gays and lesbians

•     Employee Relations — the company’s record with regard to labor matters, workplace safety, employee benefit programs, and meaningful participation in profits

•     Environmental Performance — the company’s record with regard to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products, and services

•     Product-Related Issues — the company’s record with regard to product safety, marketing practices, and commitment to quality Domini may, at its discretion, choose to apply additional criteria, or to modify the application of the criteria listed above, to the Fund at any time, without shareholder approval. This will impact the types of investments held by the Fund, and may cause certain companies or industries to be dropped from or added to the Fund’s portfolio. In addition, Domini reserves the right to vary the application of these criteria to the Fund, depending, for example, on such factors as asset class, market capitalization, investment style, and/or access to quality data on an issuer’s social or environmental performance.

More About the Fund

About Index Investing

What is an index?

An index is an unmanaged group of stocks selected to measure the behavior of the market, or some portion of it. The S&P 500, for example, is an index of 500 companies selected to track the performance of the broad market of large-cap U.S. companies. Investors use indexes as benchmarks to measure how their investments are performing in comparison to the market as a whole.

The Domini 400 Social IndexSM attempts to track the performance of a broad representation of primarily large-cap U.S. companies selected using multiple social and environmental criteria. The Domini 400 Social Index was created to serve as a benchmark for socially and environmentally conscious investors.

What is the difference between an index fund and an actively managed fund?

The Domini Social Equity Portfolio uses a passive investment strategy. This means that the Fund purchases, holds, and sells stocks based on the composition of the Domini 400 Social Index rather than on a manager’s judgment as to the direction of the market or the merits of any particular stock.

Unlike index funds, actively managed equity funds buy and sell stocks based on the fund manager’s opinion of the financial outlook of segments of the stock market and certain companies in particular. Because index funds use a passive strategy, changes in the portfolio manager generally have less impact on fund performance.

Index funds provide investors with an opportunity to invest in a portfolio that is specially designed to match the performance of a particular index. Rather than relying on the skills of a particular mutual fund manager, index fund investors purchase, in a sense, a cross-section of the market. Their performance should therefore reflect the segment of the market that their fund is designed to track.

More About the Fund

What are some of the advantages of index investing?

Index investing has become popular because it offers investors a convenient, relatively low-cost, and tax-efficient way to obtain exposure to a broad spectrum of the market. Here are some other advantages:

•   Industry Diversification. Many index funds, including the Domini Social Equity Portfolio, track an index representing a diverse mix of industries. This structure can help reduce volatility as compared to funds that may focus on a particular industry. Please note that although the Fund holds a broad cross-section of the U.S. stock market, it should not be considered a balanced investment program because it only holds stocks.

•   Benchmark Comparability. Index funds typically match the performance of their particular benchmarks more closely than comparable actively managed funds. The Domini Social Equity Portfolio seeks to match the performance of the Domini 400 Social Index.SM

•   Tax Efficiency. Turnover rate refers to the volume of buying and selling of securities by a fund. The turnover rate of index funds tends to be much lower than the average actively managed mutual fund. Depending on your particular tax situation, a low turnover rate may produce fewer taxable capital gains.

Compare Turnover Rates

The average annual portfolio turnover rate for all domestic stock funds is 94%.*

The annual portfolio turnover rate for the Domini Social Index Portfolio, in which the Domini Social Equity Portfolio invests, is 8%.** (There is no guarantee that this turnover will not be higher in the future.)

A 100% portfolio turnover rate would occur if a fund sold and replaced securities valued at 100% of its net assets within a one-year period.

*	As of 9/30/04; taken from Morningstar PrincipiaPro.
**	For the period from 08/01/03 to 07/31/04.

More About the Fund

What is the Domini 400 Social IndexSM?

The Domini 400 Social Index was the first index constructed according to social and environmental criteria. It was created and launched in May 1990 by the social research firm of KLD Research & Analytics, Inc. (KLD) in order to serve as a benchmark for socially responsible investors and to determine how the application of social and environmental criteria affects financial performance. The Domini Social Index Portfolio was launched in 1991 to provide investors with an opportunity to invest in a portfolio based on the Index. The Index is maintained by KLD. It is composed of the common stocks of 400 companies selected according to a broad range of social and environmental criteria.

How was the Domini 400 Social Index constructed?

To construct the Index, KLD first applied to the S&P 500 a number of traditional social screens. Roughly half of the S&P 500 companies qualified for the Index in this initial screening process. Approximately 150 non-S&P 500 companies were then added with two goals in mind. One goal was to obtain a broad representation of industries, so that the Index would more accurately reflect the market available to the socially responsible investor. Another goal was to identify companies that are particularly strong models of corporate behavior. A variety of financial factors, such as solvency, industry and sector diversification, and market capitalization, are also considered in evaluating companies for addition to the Index.

KLD maintains an extensive database of corporate accountability information on more than 3,000 publicly traded companies.

How are the Domini Social Equity Portfolio’s largest holdings selected?

Like the S&P 500, the Domini 400 Social Index is “market capitalization-weighted.” Market capitalization is a measure of the value of a publicly traded company. It is calculated by multiplying the number of shares of company stock readily available in the public market by the price per share.

The Fund’s portfolio is also market capitalization-weighted. For example, assume that the total market value of Company A’s shares is

More About the Fund

twice the total market value of Company B’s shares. The Fund’s portfolio is structured so that its investment in Company A will be about twice the value of its investment in Company B. The Fund’s top ten holdings therefore are simply the ten companies with the highest market value in the Index.

Because it seeks to duplicate the Index as closely as possible, the Fund will attempt to have a correlation between the weightings of the stocks it holds in its portfolio and the weightings of the stocks in the Index of 0.95 or better. A figure of 1.0 would indicate a perfect correlation.

How is the Domini 400 Social IndexSM maintained?

The Index is maintained using a “buy and hold” strategy. Generally speaking, this means that companies that are in the Index stay in the Index for a long time. A company will not be removed because its stock has not been performing well unless in KLD’s opinion the company is no longer financially viable. Sometimes a company is removed from the Index because it has been acquired by another company. Sometimes a company may split into two companies and only one of the surviving companies is selected to stay in the Index (because the Index is maintained to consist of exactly 400 companies at all times).

Occasionally, a company may also be removed from the Index because its social profile has deteriorated or due to its inadequate response to a significant controversy. When a company is removed from the Index, it is replaced with another company. In the selection process, among other factors, KLD considers the size of the company, the industry it is in, and its social profile.

Are there companies I won’t like in the Domini 400 Social Index?

The social and environmental criteria applied to the Index are designed to reflect those widely used by socially responsible investors. However, you may find that some companies in the Index do not reflect your social or environmental standards. You may wish to review a list of the companies in the Fund’s portfolio to decide if they meet your personal standards. The complete list is available in the Fund’s Annual and Semi-Annual Reports and online at www.domini.com. To obtain copies of these reports, free of charge, call 1-800-498-1351.

More About the Fund

No company is a perfect model of social or environmental responsibility. Each year, the Domini Social Equity Portfolio uses its voice as a shareholder to encourage companies to improve their social and environmental records by voting proxies, writing letters, engaging management in dialogue, and filing shareholder resolutions.

More About the Fund

Additional Investment Strategies, Risk, and Portfolio Holdings Information

Temporary Investments

The Fund may temporarily use a different investment strategy for defensive purposes in response to market conditions, economic factors, or other occurrences. This may adversely affect the Fund’s performance. You should note, however, that the Fund has not used a different investment strategy for defensive purposes in the past and may decide not to do so in the future — even in the event of deteriorating market conditions.

Cash Reserves

Although the Fund seeks to be fully invested at all times, it keeps a small percentage of its assets in cash or cash equivalents. These reserves provide the Fund with flexibility to meet redemptions and expenses, and to readjust its portfolio holdings. The Fund may hold these cash reserves uninvested or may invest them in high-quality, short-term debt securities issued by agencies or instrumentalities of the U.S. government, bankers’ acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements. The issuers of these securities must satisfy certain social criteria.

Investment Structure

The Fund invests its assets in another registered investment company that has the same investment objective as the Fund and invests in securities using the strategies described in this prospectus. The Fund may withdraw its investment from its underlying portfolio at any time if the Board of Trustees of the Fund determines that it is in the best interest of the Fund’s shareholders to do so. The Board of Trustees would then consider what action might be taken, including investing all of the Fund’s assets in another similarly structured portfolio having the same investment objective as the Fund, or hiring an investment advisor to manage the Fund’s assets. There is currently no intention to change the Fund’s investment structure. References to the Fund in this prospectus include its underlying portfolio, unless the context requires otherwise.

More About the Fund

Securities Lending

Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, the Fund may make loans of its securities to member banks of the Federal Reserve System and to broker-dealers. These loans would be required to be secured continuously by collateral consisting of securities, cash, or cash equivalents maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to terminate a loan and obtain the securities loaned at any time on three days’ notice. During the existence of a loan, the Fund would continue to collect the equivalent of the dividends paid by the issuer on the securities loaned and would also receive interest on investment of cash collateral. The Fund may pay finder’s and other fees in connection with securities loans. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Portfolio Holdings Information

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information and at www.domini.com. Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (currently, each January 31, April 30, July 31, and October 31) in the Annual Report and the Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available by mail from Domini Social Investments. Each report is available online at www.domini.com and on the EDGAR database on the SEC’s website, www.sec.gov.

In addition, Domini’s website contains information about the Fund’s portfolio holdings, including, as applicable, the security description, the ticker symbol, the security identification number, price per share, par value, interest rate, maturity date, market value, and percentage of total investments updated as of the end of the most recent calendar quarter (i.e., each March 31, June 30, September 30, and December 31). This information is provided on the website with a lag of at least 30 days and will be available until updated for the next calendar quarter. To find this information, please visit www.domini.com.

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Additional Information

The Fund is not required to use every investment technique or strategy listed in this prospectus or in the Statement of Additional Information. For additional information about the Fund’s investment strategies and risks, the Fund’s Statement of Additional Information is available, free of charge, from Domini Social Investments, or online at www.domini.com.

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Who Manages the Fund?

Investment Manager

Domini Social Investments LLC (Domini or the Manager), 536 Broadway, 7th floor, New York, NY 10012, has been managing money since November 1997 and as of December 31, 2004, managed more than $1.9 billion in assets for individual and institutional investors who are working to create positive change in society by using social and environmental criteria in their investment decisions. Domini provides the Fund and the Portfolio with investment supervisory services, overall operational support, and administrative services.

Investment Submanager

SSgA Funds Management, Inc. (SSgA), with its main offices at State Street Financial Center, One Lincoln Street, Boston, MA 02111, provides investment submanagement services to the Domini Social Index Portfolio pursuant to a Submanagement Agreement with Domini. SSgA had approximately $98.8 billion in assets under management as of December 31, 2004, including $7.7 billion in assets for which SSgA acts as a submanager. SSgA and its affiliated companies managed over $962.6 billion in index fund assets and over $108.4 billion in socially responsible assets as of December 31, 2004. SSgA implements the daily transactions necessary to maintain the proper correlation between the Domini Social Equity Portfolio’s portfolio and the Domini 400 Social Index.SM SSgA does not determine the composition of the Index. The Index’s composition is determined by KLD Research & Analytics, Inc.

Heather McGoldrick is the portfolio manager responsible for the management of the Fund. Ms. McGoldrick is a Principal of SSgA and State Street Global Advisors. She is a Portfolio Manager and Product Engineer in the Global Structured Products Group. Prior to joining State Street Global Advisors in 2000, Ms. McGoldrick spent four years in State Street Global Securities Lending as a Senior Trader on the U.S. Equity desk. Ms. McGoldrick holds a bachelor’s degree in business administration from the University of New Hampshire and a master’s degree in finance from Suffolk University. The Statement of Additional Information contains additional information about the

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compensation of the portfolio manager, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of the securities of the Fund.

Domini and SSgA may receive total investment advisory fees of 0.20% of the average daily net assets of the Domini Social Equity Portfolio.

The Fund’s Distribution Plan

DSIL Investment Services LLC, a wholly owned subsidiary of Domini, is the distributor of the Fund’s shares. The Fund has adopted a Rule 12b-1 plan that allows the Fund to pay distribution and service fees. These fees may equal up to 0.25% of the average daily net assets of the Fund’s shares. Because distribution and service fees are paid out of the assets of the shares on an ongoing basis, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

These fees may be used to make payments to the Fund’s distributor and to broker-dealers, financial intermediaries, financial institutions, or others as compensation for the sale of Fund shares, and to make payments for advertising, marketing, or other promotional activity, and for providing personal service or the maintenance of shareholder accounts.

The Fund’s distributor and/or its affiliates may also make payments for shareholder servicing activities out of their past profits and other available sources. The amount of these payments is determined by the distributor and may be substantial. The Manager or an affiliate may make similar payments under similar arrangements. These payments may be referred to as “revenue sharing payments.” The recipients of such payments may include the Fund’s distributor and other affiliates of the Manager, broker-dealers, financial institutions, and other financial intermediaries through which investors may purchase shares of the Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial advisor for details about the revenue sharing payments it may receive.

For more information about the Fund’s distribution plan, see the expense tables in “The Fund at a Glance” section of this prospectus and in the Statement of Additional Information.

Shareholder Manual

This section provides you with information about how sales charges are calculated, buying and selling shares of the Domini Social Equity Portfolio, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in the Fund.

Table of Contents

How to Open an Account	A–3
Types of Accounts	A–4
How Sales Charges Are Calculated	A–5
Reducing Your Sales Charges	A–6
Waivers of Deferred Sales Charges	A–7
Reinstatement Privilege	A–8
More About Deferred Sales Charges	A–9
Buying and Selling Shares	A–10
Automatic Transaction Plans	A–14
Additional Information on Selling Shares	A–15
How the Price of Your Shares Is Determined	A–19
How can I find out the NAV of my shares?	A–19
How do you determine what price I will get when I buy shares?	A–19
How do you determine what price I will get when I sell shares?	A–20
How is the value of securities held by the Fund determined?	A–20
Fund Statements and Reports	A–21
Dividends and Capital Gains	A–22
Taxes	A–22
Anti-Money Laundering	A–23
Rights Reserved by the Fund	A–24

You may buy shares of the Fund from:

•	A broker-dealer, financial intermediary, or financial institution that has entered into an agreement with the Fund’s distributor (each called a Service Organization)
•	The Fund, but only if you are investing through certain qualified plans or Service Organizations

Please call your Service Organization or, if you do not have a brokerage account with a Service Organization, call our Fund Services department toll-free at 1-800-498-1351, for more information on the following:

•	Investing in the Fund
•	Your account
•	The daily share price of your shares
•	Socially responsible investing

Fund Services representatives are available to take your call business days, 9 am - 5 pm, Eastern Time.

You may review account information, and obtain the share price for your shares 24 hours a day, 7 days a week, by using our automated telephone system.

Shareholder Manual

Important Information About Procedures for Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

Quick Reference

Account Statements are mailed quarterly.

Trade Confirmations are sent after purchases (except Automatic Investment Plan purchases) and redemptions.

Annual and Semi-Annual Reports are mailed in late September and March, respectively.

Shareholder Manual

How to Open an Account

1.  Read this prospectus (and please keep it for future reference).

2.  Review “Types of Accounts” and decide which type is appropriate for you.

3.  Decide how much you want to invest.

The minimum initial investment in the Fund is:

•    $2,500 for regular accounts ($1,500 if using our Automatic Investment Plan)

•    $1,500 for Retirement Accounts (Automatic Investment Plan also available)

•    $1,000 for UGMA/UTMA Accounts (Automatic Investment Plan also available)

•    $1,000 for Coverdell Education Savings Accounts (Automatic Investment Plan also available)

The minimum to buy additional shares of the Fund is:

•    $50 for accounts using our Automatic Investment Plan

•    $100 for all other accounts

4.  Contact your Service Organization.

What Is “Good Order”?

Purchase and sale requests must be in “good order” to be accepted by the Fund. To be in “good order” a request must include:

•    The Fund name

•    The account number

•    The funds for the purchase by check or by wire or the amount of the transaction (in dollars or shares) for the sale

•   Name, address, and other information that will allow us to identify you

•    The signatures of all owners exactly as registered on the account (for redemption requests by mail)

•    A Medallion Signature Guarantee, if required (see “Additional Information on Selling Shares” below)

•    Any supporting legal documentation that may be required

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Types of Accounts

You may invest in the Fund through the following types of accounts:

Individual and Joint Accounts (nonretirement)

Invest as an individual or with one or more people. If you are opening a joint account, joint tenancy with rights of survivorship will be assumed unless other ownership is noted on your Account Application. You may also open an account to invest assets held in an existing personal trust.

Individual Retirement Accounts (IRAs)	You may open an account to fund a traditional IRA or a Roth IRA. There is a $10 annual maintenance fee per shareholder.
Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) Accounts

These accounts are maintained by a custodian you choose (which may be you) on behalf of a minor. They provide a simple method for giving irrevocable gifts to children without having to establish a formal trust.

Coverdell Education Savings Accounts (formerly Education IRAs)	These accounts may be established on behalf of any child with a Social Security number and are used to save for higher education expenses. There is a $10 annual maintenance fee per shareholder.
Employer-Sponsored Retirement Plans	If offered by your employer, you may be able to open an account as part of an employer-sponsored retirement plan, such as a 401(k) plan, 403(b) plan, SEP-IRA, or SIMPLE IRA.
For an Organization	You may open an account for a trust, corporation, partnership, endowment, foundation, or other entity.

You may request the application you need for the account type you have selected by contacting your Service Organization.

Automatic transaction plans are available for all account types. Please see “Buying and Selling Shares.”

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How Sales Charges Are Calculated

•	You buy shares of the Fund at the offering price, which is the net asset value per share plus a front-end sales charge of up to 4.75%.
•	You pay a lower sales charge as the size of your investment increases to certain levels (called breakpoints).
•	You do not pay a sales charge on the Fund’s dividends or distributions that you reinvest in Fund shares.
•	The Fund’s shares are subject to an annual distribution (12b-1) fee up to 0.25% of the Fund’s average daily net assets.

The table below shows the rate of sales charge you pay, depending on the amount of shares you purchase. As provided in the table, the percentage sales charge declines based upon the dollar value of shares you purchase. The Fund offers additional ways to reduce your sales charges as provided under “Reducing Your Sales Charges” below.

	Front-End Sales Charge*
Amount of Purchase	Percentage of Offering Price	Percentage of Net Amount Invested
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	3.75%	3.90%
$100,000 but less than $250,000	2.75%	2.83%
$250,000 but less than $500,000	1.75%	1.78%
$500,000 but less than $1 million	1.00%	1.01%
$1 million and over **	None	None

______________

*

Shares may be available to retirement plans without an initial sales charge where such plan’s record keeper offers only load-waived shares and the shares are held on the books for the Fund through an omnibus account. Initial sales charges may also be waived upon direct rollovers by plan participants of distributions from certain 401(k) plans. Subsequent investments may, however, be subject to the applicable sales charge.

**

You pay no initial sales charge when you invest $1 million or more in the Fund’s shares. However, you may be subject to a contingent deferred sales charge of up to 1.00% of the lesser of the cost of the shares at the date of purchase or the value of the shares at the time of redemption if you redeem within one year of purchase. The Fund’s distributor may pay up to 1.00% to a Service Organization for purchase amounts of $1 million or more. In such cases, starting in the 13th month after purchase, the Service Organization will also receive the annual distribution fee of up to 0.25% of the average daily net assets of the Fund held by its clients. Prior to the 13th month, the Fund’s distributor will retain the service fee. Where the Service Organization does not receive the payment of up to 1.00% from the Fund’s distributor, the Service Organization will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Organization may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Organization for more information.

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Your Service Organization receives a percentage of these sales charges as compensation for the services it provides to you. Your Service Organization may also receive the annual distribution fee payable on Fund shares at an annual rate of up to 0.25% of the average daily net assets represented by the Fund shares it services.

The Manager advises or sponsors other mutual funds that have differing sales charges and fees based on whether investors use the services of Service Organizations. One of these funds, the Domini Social Equity Fund, has the same investment objective as the Fund and invests in securities using the strategies described in this prospectus. Investors in the Domini Social Equity Fund do not pay a front-end sales charge. It may not be available through your Service Organization.

Please contact your Service Organization for more information about sales charges. Additional information about sales charges is also included in the Fund’s Statement of Additional Information.

Reducing Your Sales Charges

There are several ways you can combine multiple purchases of Fund shares to take advantage of the breakpoints in the sales charge schedule.

•   Right of Accumulation. The right of accumulation lets you add the value of any Fund shares you already own and for which a sales charge was paid to the amount of your next purchase for purposes of calculating the initial sales charge.

•    Letter of Intent. A letter of intent lets you purchase Fund shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 in the Fund’s shares during the next 13 months. The calculation of this amount would include your current holdings of all Fund shares, as well as any reinvestment of dividends and capital gains distributions. When you sign this letter, the Fund agrees to charge you the reduced sales charges listed above. Completing a letter of intent does not obligate you to purchase additional shares. However, if you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

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•   Group Investment Program. Family groups may be treated as a single purchaser under the right of accumulation privilege. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. A family group includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts created by these family members.

In order to take advantage of any reduction in sales charges that may be available to you, you must inform your Service Organization. In order to obtain sales charge reductions, you may be required to provide information and records, such as account statements, to your Service Organization. Please retain all account statements. The records required to take advantage of a reduction in sales charges may not be maintained by the Fund, its transfer agent, or your Service Organization.

Waivers of Deferred Sales Charges

The deferred sales charge that may be charged on investments in excess of $1 million that are sold within one year of the last day of the month of purchase will be waived in the case of:

•

Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code, which relates to the ability to engage in gainful employment), if the shares are: (1) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with rights of survivorship; or (2) held in a qualified corporate or self-employed retirement plan, IRA, or 403(b) Custodial Account, provided, in any case, that the sale is requested within one year of your death or initial determination of disability.

•

Sales in connection with the following retirement plan “distributions”: (1) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59½); (2) distributions from an IRA or 403(b) Custodial Account following attainment of age 59½; or (3) a tax-free return of an excess IRA contribution (a “distribution” does

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not include a direct transfer of IRA, 403(b) Custodial Account, or retirement plan assets to a successor custodian or trustee). The charge also may be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in the Fund. In such event, as described below, the Fund will “tack” the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, deferred sales charge is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption that results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

•	Sales of shares in connection with the Systematic Withdrawal Plan, subject to the conditions outlined below under “Systematic Withdrawal Plan.”

All waivers will be granted only following the Fund’s distributor receiving confirmation of your entitlement. If you believe you are eligible for a deferred sales charge waiver, please contact your Service Organization. In order to obtain a waiver, you may be required to provide information and records, such as account statements, to your Service Organization. Please retain all account statements. The records required for a deferred sales charge waiver may not be maintained by the Fund, its transfer agent, or your Service Organization.

Reinstatement Privilege

If you sell shares of the Fund, you may reinvest some or all of the proceeds in the Fund within 120 days without a sales charge, as long as the Fund’s distributor or your Service Organization is notified before you reinvest. If you paid a deferred sales charge when you sold shares and you reinvest in the Fund within 120 days of such sale, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on the purchase of Fund shares, if you notify your Service Organization. All accounts involved must have the same registration.

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More About Deferred Sales Charges

You do not pay a deferred sales charge on:

•	Shares representing reinvested distributions and dividends
•	Shares held longer than 1 year from the last day of the month of purchase

Each time you have a request to redeem shares, the Fund will first redeem any shares in your account that have been held the longest.

The Fund’s distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Organization.

* * * * *

For more information about sales charges, you may visit the Fund’s website at www.domini.com, consult your Service Organization, or refer to the Fund’s Statement of Additional Information.

Shareholder Manual

Buying and Selling Shares

The following chart describes all the ways you can buy and sell shares of the Domini Social Equity Portfolio.

If you need any additional information or assistance, please contact your Service Organization or call the Fund at 1-800-498-1351.

Method	Instructions
Through a Service Organization or by Mail[4]	Domini Social Equity Portfolio P.O. Box 9785 Providence, RI 02940-9785 To buy shares:
Through a Service Organization you may:

•    For your initial investment, contact your Service Organization to open a brokerage account and make arrangements to buy shares. Your Service Organization may charge an annual account maintenance fee.

Buy Sell	• Complete an Account Application and deliver it with your check to your Service Organization.
Certain investors may, by mail

•   Qualified retirement plans and certain other investors who are clients of certain Service Organizations may mail the completed Account Application and check directly to the Fund at the address above.

Buy Sell

•    For subsequent investments, fill out the investment slip included with trade confirmations or account statements, or send a note with your check indicating the Fund name, the account number, and the dollar amount. Deliver the check and your investment slip or note to your Service Organization or, if you are a qualified retirement plan or an investor who is eligible to buy shares directly from the Fund, mail them directly to the Fund.

•    Your check must be made payable to “Domini Funds.” Always include your account number on your check. Note: For our mutual protection, the Fund cannot accept cashier’s checks, money orders, checks made payable to third parties, starter checks, or travelers checks.

•    Please note that if you purchase shares by check and you sell those shares soon after that purchase, your redemption proceeds will not be sent to you until your check clears, which may take up to 8 business days after purchase.

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Method	Instructions
Through a Service Organization or by Mail[4] (Continued)	To sell shares:

•   Contact your Service Organization to sell shares of the Fund. Your Service Organization may charge you a fee for executing your order. The amount and applicability of such fee is determined and disclosed by your Service Organization.

• For accounts held directly at the Fund, send written requests to sell shares to the Fund at the address above.

•   If you have a brokerage account with a Service Organization, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check and mailed to your address of record.

You must include the following information or your redemption request may be returned:
• The Fund name
• The Fund account number
• The dollar amount or number of shares
• The signatures of all authorized signers exactly as they appear on the initial application
• A Medallion Signature Guarantee, if required (see “Additional Information on Selling Shares” below)
Phone[1,2,3,4] Certain investors may, by phone: Sell

If you do not have a brokerage account with a Service Organization, you may be eligible to sell shares by phone through the Fund. You must complete an authorization form to authorize telephone transfers.

Automated:

If eligible, you may sell shares using our automated telephone account access system 24 hours a day by following these steps:

• Dial 1-800-498-1351
• Select “1” for automated account access.
• Select “1” again for account information.
• Enter your account number followed by the pound sign (#).
• Enter your Personal Identification Number (PIN).
• Press “2” to process a transaction.
• At any time you may press “8” to return to the previous menu or “9” to return to the main menu.

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Method	Instructions
Phone[1,2,3,4]	Fund Services:
(Continued)	If eligible, you may sell shares by calling 1-800-498-1351, business days, 9 am - 5 pm, Eastern Time, by following these steps:
• Dial 1-800-498-1351.
• Select “2” to speak with a Fund Services representative.
Access to the automated telephone system may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons.
Bank Wire[4] Certain investors may, by bank wire: Sell

If you do not have a brokerage account with a Service Organization, you may be eligible to have your redemption proceeds sent by wire to a bank account designated on your authorization form by requesting receipt of such proceeds by wire, in writing, or by speaking with a Fund Services representative at 1-800-498-1351.

To establish wire redemption privileges on a new account, fill out the appropriate area on the Account Application and attach a voided check.
If you would like to establish wire redemption privileges on an existing account, you must submit a written request that contains the following information:
• Bank name and address
• ABA/routing number
• Account name and number
• Account type (checking, money market, or savings)

A Medallion Signature Guarantee must be included on the letter (see “Additional Information on Selling Shares” below). There is a $10 wire transfer fee (deducted directly from sale proceeds) and a $1,000 minimum wire amount. The wire transfer fee and the minimum wire amount may be waived for certain individuals and institutions at the Manager’s discretion.

1

First-time users will need to call 1-800-498-1351, business days, 9 am - 5 pm, Eastern Time, to obtain a PIN and to set up ACH (Automated Clearing House) privileges, which are necessary to use this service.

2

Neither the Fund nor its transfer agent or distributor will be liable for any loss, liability, cost, or expense for acting on telephone instructions believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please contact the Fund if you wish to suspend telephone redemption privileges.

3

Certain investors may place ACH transactions through the automated telephone account access system. Your ACH transaction will be considered in good order on the date the payment for shares is received by the Fund if received by 4 pm. This may take up to 48 hours.

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4

Redemptions of shares made less than 90 days after settlement of purchase will be subject to a redemption fee equal to 2% of the amount redeemed, subject to certain exceptions. The redemption fee will be deducted from your proceeds and returned to the Fund. If you acquired shares on different days, the “first in, first out” (FIFO) method is used to determine the holding period. This means that the shares you held the longest will be redeemed first for purposes of determining whether the redemption fee applies. This fee ensures that portfolio trading costs are borne by investors making the transaction and not by shareholders remaining in the Fund. Please see “Market Timing and Redemption Fee” below for additional information.

You may deposit redemption proceeds from a sale of all or a portion of your Fund shares into the Domini Money Market Account.®

Domini Money Market Account®

The Domini Money Market Account (DMMA) offered through ShoreBank is an FDIC-insured (up to certain limits) interest-bearing account with direct community development benefits. You may open and maintain a DMMA at no charge, and take advantage of free check-writing (with a $500 minimum per check) and easy transfers by telephone to and from your Domini Fund account. A DMMA investment is subject to certain terms and conditions. Please call 1-800-498-1351 for more information. The rate of return for the DMMA will vary. The Fund is not insured by the FDIC.

For more information on transferring assets from another mutual fund family, please call your Service Organization or the Fund at 1-800-498-1351.

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Automatic Transaction Plans

Automatic transaction plans are available for your convenience to purchase or to sell shares at specified intervals without having to manually initiate each transaction.

Automatic Investment Plan

You may authorize your Service Organization, or, if you do not have a brokerage account with a Service Organization, the Fund, to have specified amounts automatically deducted from your bank account or Domini Money Market Account and invested in the Fund in monthly, quarterly, semi-annual, or annual intervals. This service can be established for your account at any time. Your Service Organization may charge you a fee to participate in an automatic investment plan. Call your Service Organization, or, if you do not have a brokerage account with a Service Organization, the Fund at 1-800-498-1351, for more information.

This service may take up to four weeks to begin. Also, due to the varying procedures to prepare, process, and forward the bank withdrawal information to the Fund, there may be periodic delays in posting the funds to your account.

Systematic Withdrawal Plan

If you own shares of the Fund with an aggregate value of $10,000 or more, you may establish a Systematic Withdrawal Plan under which shares will be sold, at net asset value, in the amount and for the periods specified (minimum $100 per payment). Shares redeemed under the plan will not be subject to a redemption fee (if applicable).

The amount of your investment in the Fund at the time you elect to participate in the Systematic Withdrawal Plan is referred to as your “initial account balance.” The amount to be systematically redeemed from the Fund

The Advantage of
Dollar-Cost Averaging

One thing is certain: Markets fluctuate. Even experienced investors often find it impossible to accurately time a market, and to “buy low and sell high.”

Dollar-cost averaging is an investment strategy designed to avoid the pitfalls of market timing by investing equal amounts of money at regular intervals (monthly, quarterly, and so on) over a long period of time.

The advantage of dollar-cost averaging is that an investor buys more shares at lower prices, and fewer shares at higher prices. As a result, an investor ends up paying an average price per share over a period of time.

The key to dollar-cost averaging is to stick with it for the long term, through periods of rising and falling markets. Of course, no strategy can guarantee a profit, or protect your investment from losses. Strictly adhering to a long-term dollar-cost averaging strategy, however, is a good way to avoid the mistake of investing all of your money when the market is high.

To facilitate dollar-cost averaging you may purchase Fund shares at regular intervals through the Fund’s Automatic Investment Plan.

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without the imposition of the deferred sales charge may not exceed a maximum of 10% annually of your initial account balance.

The Fund reserves the right to change the terms and conditions of the Systematic Withdrawal Plan and the ability to offer the Systematic Withdrawal Plan.

Your Service Organization may charge you a fee to participate in the Systematic Withdrawal Plan. Call your Service Organization, or, if you do not have a brokerage account with a Service Organization, the Fund at 1-800-498-1351, for more information.

Additional Information on Selling Shares

Signature Guarantees

You are required to obtain a Medallion Signature Guarantee from a participating institution for any of the following:

•	Written sales requests, regardless of amount, made within 30 days following any changes in account registration
•	Redemptions made to a third party or to an address other than the address for which the account is registered (unless already established on your account)

The following types of institutions may participate in the Medallion Signature Guarantee program:

•	Banks
•	Savings institutions
•	Credit unions
•	Broker-dealers
•	Other guarantors acceptable to the Fund and its transfer agent

The Fund and its transfer agent cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. There are different Medallion limits based on the amount of money being redeemed. Please ensure you obtain the proper Medallion. The Fund or its transfer agent may, at their option, request further documentation or waive certain documentation requirements prior to accepting requests for redemptions.

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Unusual Circumstances

The Fund reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In the event that the Fund suspends telephone redemption privileges, or if you have difficulty getting through on the phone, you will still be able to redeem your shares through the other methods listed above.

The Fund may postpone payment of redemption proceeds under either of these circumstances:

•	During any period in which the New York Stock Exchange is closed or in which trading is restricted
•	If the SEC determines that an emergency exists

Large Redemptions

It is important that you call your Service Organization or the Fund before you redeem any amount in excess of $500,000. We must consider the interests of all Fund shareholders and so reserve the right to delay delivery of your redemption proceeds — up to 7 days — if the amount to be redeemed will disrupt the Fund’s operation or performance.

The Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

In an effort to protect the Fund from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of the Fund, except upon approval of the Manager.

Market Timing And Redemption Fee

The Fund is a long-term investment. Market timers, who buy and sell rapidly in the hopes of making a short-term profit, drive up costs for all other shareholders, including long-term shareholders who do not generate these costs. Market timers can disrupt portfolio investment strategies, for example by causing a portfolio manager to sell securities to meet a redemption request when the manager might otherwise have

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continued to hold the securities, and may increase the Fund’s transaction costs, such as brokerage expenses. Do not invest with the Fund if you are a market timer.

The Board of Trustees has approved a redemption fee to discourage the Fund from being used as a vehicle for frequent short-term shareholder trading. The Fund will deduct a redemption fee of 2% from any redemption proceeds if you sell shares after holding them less than 90 days. The redemption fee will be deducted from your redemption proceeds and returned to the Fund. If you acquired shares on different days, the “first in, first out” (FIFO) method is used to determine the holding period. This means that the shares you hold the longest will be redeemed first for purposes of determining whether the redemption fee applies.

The redemption fee is not imposed on:

•	Shares acquired as a result of reinvestment of dividends or distributions
•	Shares purchased or redeemed by means of a preapproved Automatic Investment Plan or Systematic Withdrawal Plan arrangement
•	Shares redeemed by omnibus accounts maintained by intermediaries that do not have the systematic capability to process the redemption fee
•	Shares redeemed through certain qualified retirement plans that do not have the systematic capability to process the redemption fee
•	Shares redeemed following the death of a shareholder
•	Shares redeemed on the initiation of the Fund (e.g., for failure to meet account minimums)

In addition, the Fund’s Board of Trustees has adopted policies and procedures that are designed to discourage and detect excessive trading and market timing activities. These policies and procedures provide that Domini reviews transactions in excess of specific limits each day in order to monitor trading activity. If Domini suspects a pattern of market timing, we reject the transaction, close the account, and/or suspend or terminate the broker to prevent any future activity. The Fund does not maintain any arrangements to permit excessive trading or market timing activities.

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Omnibus account arrangements permit financial intermediaries such as brokers and retirement plan administrators to aggregate their clients’ transactions. In these circumstances, the Fund does not know the identity of the shareholders in the omnibus account and must rely on systems of the financial intermediary or retirement plan to charge the redemption fee. In addition, the Fund may not be able to review transactions of any particular investor if that investor holds Fund shares through an omnibus account. The Fund encourages intermediaries that maintain omnibus accounts and retirement plan administrators to develop systems to impose mutual fund redemption fees and improve transparency. Because the Fund may not be able to detect all instances of market timing, particularly in omnibus accounts, there is no guarantee that the Fund will be able to deter or eliminate market timing or excessive trading of Fund shares.

IMPORTANT: Once a redemption order is placed, the transaction cannot be cancelled by the shareholder.

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How the Price of Your Shares Is Determined

The price of your shares is based on their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The net asset value (or NAV) of the Class A shares of the Fund is determined at the close of regular trading on the New York Stock Exchange, normally 4 pm, Eastern Time, on each day the Exchange is open for trading. This calculation is made by deducting the amount of the liabilities (debts) of the Class A shares of the Fund, from the value of their assets, and dividing the difference by the number of outstanding Class A shares of the Fund.

Net Asset Value (NAV) =	Total Assets - Total Liabilities
Number of Shares Outstanding

To calculate the value of your investment, simply multiply the NAV by the number of shares of the Fund you own.

How can I find out the NAV of my shares?

You may obtain the NAV for your shares 24 hours a day by phone by calling 1-800-498-1351 from a touch-tone phone and accessing our automated telephone system.

Quarterly Statements: You will also receive this information quarterly, on your account statement.

How do you determine what price I will get when I buy shares?

If your order is received by the Fund by 4 pm, Eastern Time, in good order, the price you will receive will be the NAV determined at the end of that day, plus the applicable sales charge. For current investors who place ACH transactions through the automated telephone account access system, please note that your ACH transaction will be considered in good order on the date the payment for shares is received by the Fund. This may take up to 48 hours.

The Fund may stop offering its shares for sale at any time and may reject any order for the purchase of its shares.

Shareholder Manual

How do you determine what price I will get when I sell shares?

When you sell shares, you will receive the next share price that is calculated after your sale request is received by the Fund in good order, minus any applicable redemption fee or sales charge. See “What Is ’Good Order’?” on page A-3 of this prospectus. Please note that redemption requests received after the share price has been calculated for the Fund, normally 4 pm, Eastern Time, will be processed at the share price that is calculated by the Fund on the next business day the Fund’s share price is calculated.

The Fund will normally pay for the shares on the next day the New York Stock Exchange is open for trading, but in any event within 7 days. Sales of shares made less than 90 days after settlement of a purchase will be subject to an early redemption fee, with certain exceptions. (See “Additional Information on Selling Shares — Market Timing and Redemption Fee” above for more information.) Sales of shares within one year of the last day of the month of purchase may be subject to a deferred sales charge. (See “How Sales Charges Are Calculated” above for more information.) If you purchased the shares you are selling by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 8 business days from the purchase date. The Fund may pay by check or, if you have completed the appropriate box on the Account Application, by wire transfer.

How is the value of securities held by the Fund determined?

The Fund typically uses market prices to value securities. However, when a market price is not available, or when the Fund has reason to believe that the price does not represent market realities, the Fund will value securities instead by using methods approved by the Fund’s Board of Trustees. When the Fund uses fair value pricing, the Fund’s value for a security may be different from quoted market values. Because the Fund invests primarily in the stocks of large-cap U.S. companies that are traded on U.S. exchanges, it is expected that there would be limited circumstances in which the Fund would use fair value pricing — for example, if the exchange on which a portfolio security is

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principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Each short-term obligation (with a remaining maturity of less than 60 days) is valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.

Fund Statements and Reports

Householding

To keep the Fund’s costs as low as possible, and to conserve paper usage, where practical we attempt to eliminate duplicate mailings to the same address. When we find that two or more Fund shareholders have the same last name and address, rather than send a separate report to each shareholder, we will send just one report to that address. If your household is receiving separate mailings that you feel are unnecessary, or if you want us to send separate statements, notify your Service Organization or our Shareholder Services department at 1-800-498-1351.

Confirmation Statements

Statements confirming the trade date and the amount of your transaction are sent each time you buy or sell shares. Confirmation statements are not sent for reinvested dividends or for purchases made through automatic investment plans. Always verify your transactions by reviewing your confirmation statement carefully for accuracy. Please report any discrepancies promptly to your Service Organization or our Shareholder Services department at 1-800-498-1351.

Fund Financial Reports

The Fund’s Annual Report is mailed in September, and the Fund’s Semi-Annual Report is mailed in March. These reports include information about the Fund’s performance, as well as a complete listing of the Fund’s holdings. You may choose to receive these reports by email rather than hard copy by contacting your Service Organization. The Fund’s most recent reports are available online at www.domini.com.

Shareholder Manual

Tax Statements

Each year we will send you a statement reporting the previous year’s dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts as required by the IRS. These are generally mailed in January.

Dividends and Capital Gains

The Fund pays to its shareholders substantially all of its net income in the form of dividends. Dividends from net income (excluding capital gains), if any, are typically paid by the Fund semi-annually (usually in June and December). Any capital gain dividends are distributed annually in December.

You may elect to receive dividends either by check or in additional shares. Unless you choose to receive your dividends by check, all dividends will be reinvested in additional shares. You do not pay a sales charge on reinvested dividends. In either case, dividends are normally taxable to you in the manner described below.

Taxes

This discussion of taxes is for general information only. You should consult your own tax advisor about your particular situation and the status of your account under state and local laws.

Taxability of Dividends

Each year the Fund will mail you a report of your dividends for the prior year and how they are treated for federal tax purposes. You will normally have to pay federal income taxes on the dividends you receive from the Fund, whether you take the dividends in cash or reinvest them in additional shares. Noncorporate shareholders will be taxed at reduced rates on distributions designated by the Fund as “qualified dividend income.” Dividends designated by the Fund as capital gain dividends are taxable as long-term capital gains. Other dividends are generally taxable as ordinary income. Some dividends paid in January may be taxable to you as if they had been paid the previous December.

Shareholder Manual

Buying a Dividend

Dividends paid by the Fund will reduce the Fund’s net asset value per share. As a result, if you buy shares just before the Fund pays a dividend, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a dividend on which you may need to pay tax.

Taxability of Transactions

Any time you sell shares held in a nonretirement account, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

IMPORTANT: By law, you must certify that the Social Security or taxpayer identification number you provide the Fund is correct and that you are not otherwise subject to backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for your credit) taxes, at the rate of 28%, from certain distributions and proceeds they pay you if you fail to provide this information or otherwise violate IRS regulations.

Anti-Money Laundering

As part of our required anti-money laundering program, we may ask you to provide various identification documents or other information when you open or make certain significant changes to your account. Until you provide the information or documents required, you may not be able to open an account or effect additional transactions.

Shareholder Manual

Rights Reserved by the Fund

Each of the Fund and its agents reserve the following rights:

•	To waive or change investment minimums
•	To refuse any purchase order
•	To stop selling shares at any time
•	To suspend telephone transactions
•	To cancel any purchase order (including, but not limited to, orders that involve, in the Manager’s opinion, excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder
•	To implement additional policies designed to prevent excessive trading
•	To adopt policies requiring redemption of shares in certain circumstances
•

To freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is a reason to believe a fraudulent transaction may occur

•	To otherwise modify the conditions of purchase and any services at any time
•	To act on instructions believed to be genuine
•	To notify shareholders and redeem accounts (other than retirement and Automatic Investment Plan accounts) with a value of less than $1,500

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the Fund.

Financial Highlights

The Domini Social Equity Portfolio is newly created and has not yet issued financial highlights.

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Domini Social Investments, ® Domini Social Equity Fund, ® Domini Social Bond Fund, ® Domini Money Market Account, ® The Way You Invest Matters, ® The Responsible Index Fund, ® and domini.com ® are registered service marks of Domini Social Investments LLC.

Domini 400 Social IndexSM is a service mark of KLD Research & Analytics, Inc. (KLD), which is used under license. KLD is the owner of the Domini 400 Social Index. KLD determines the composition of the Domini 400 Social Index but is not the manager of the Domini Social Index Portfolio, the Domini Social Equity Portfolio, the Domini Social Equity Fund, or the Domini Institutional Social Equity Fund.

The Domini Social Equity Portfolio is not sponsored, endorsed, sold, or promoted by KLD Research & Analytics, Inc. (KLD). KLD makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. KLD has no obligation to take the needs of Domini Social Investments LLC or the shareholders of the Fund into consideration in determining, composing, or calculating the Domini 400 Social Index. KLD is not responsible for and has not participated in the management of the Fund or the distribution of the shares of the Fund. KLD has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

KLD DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN, AND KLD SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. KLD MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DOMINI SOCIAL INVESTMENTS LLC, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. KLD MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL KLD HAVE ANY LIABILITY FOR ANY SPECIAL PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

For Additional Information

Annual and Semi-Annual Reports

Additional information about the Fund’s investments will be included in the Fund’s Annual and Semi-Annual Reports to shareholders, when available. These reports will include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year, as well as a complete listing of the Fund’s holdings. They will be available by mail from Domini Social Investments, or online at www.domini.com.

Statement of Additional Information

The Fund’s Statement of Additional Information contains more detailed information about the Fund and its management and operations. The Statement of Additional Information is incorporated by reference into this prospectus and is legally part of it. It is available by mail from Domini Social Investments, or online at www.domini.com.

Proxy Voting and Social and Environmental Criteria

Visit www.domini.com for more complete information about Domini Social Investments’ proxy voting policies and procedures, to view the Domini Social Equity Portfolio’s current proxy voting decisions, to learn more about the firm’s shareholder activism program, and for extensive information about the social and environmental criteria used to maintain the Domini 400 Social Index.SM

Contact Your Service Organization or Domini

To make inquiries about the Fund or obtain copies of any of the above free of charge, call your Service Organization or Domini at 1-800-498-1351 or write to:

Domini Social Investments

P.O. Box 9785

Providence, RI 02940-9785

Securities and Exchange Commission

Information about the Fund (including the Statement of Additional Information) is available on the EDGAR database on the SEC’s website, www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102. You may also visit the SEC’s Public Reference Room in Washington, D.C. For more information about the Public Reference Room you may call the SEC at 1-202-942-8090.

File No. 811-21653

                                                                     Rule 497(c)
                                                            File Nos. 333-119693
                                                                   and 811-21653

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2005

                         DOMINI SOCIAL EQUITY PORTFOLIO

                        a series of DOMINI ADVISOR TRUST

TABLE OF CONTENTS                                                           PAGE
-----------------                                                           ----

          This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the
Fund's Prospectus dated May 1, 2005, as amended from time to time. This
Statement of Additional Information should be read in conjunction with the
Prospectus. An investor may obtain copies of the Fund's Prospectus without charge from Domini Social Investments by calling (800) 498-1351 or online at
www.domini.com.

          This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus.

                                       -2-

                                   1. THE FUND

          The Domini Social Equity Portfolio (the "Fund") is a diversified, open-end management investment company. The Fund is a series of shares of beneficial interest of Domini Advisor Trust (the "Trust"), which was organized as a business trust under the laws of the Commonwealth of Massachusetts on
October 6, 2004, and commenced operations on February 4, 2005. The Fund currently offers one class of shares, Class A shares.

          The Fund offers to buy back (redeem) its shares from its shareholders at any time at net asset value. References in this Statement of Additional
Information to the "Prospectus" are to the current Prospectus of the Fund, as amended or supplemented from time to time.

          Domini Social Investments LLC ("Domini"), the Fund's sponsor, supervises the overall administration of the Fund. The Board of Trustees provides broad supervision over the affairs of the Fund. Shares of the Fund are continuously sold by DSIL Investment Services LLC, the Fund's distributor
("DSILD" or the "Distributor"). An investor should obtain from Domini, and should read in conjunction with the Prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed.

          The Fund seeks to achieve its investment objective by investing all its assets in the Domini Social Index Portfolio (the "Portfolio"), a
diversified, open-end management investment company having the same investment objective as the Fund. Domini is the Portfolio's investment manager. SSgA Funds
Management, Inc. is the Portfolio's investment submanager ("SSgA" or the
"Submanager"). SSgA manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objective and policies. KLD Research
& Analytics, Inc. ("KLD") determines the composition of the Domini 400 Social
Index(SM) (the "Index"), an index made up of the stocks of 400 companies selected using social and environmental criteria. Domini 400 Social Index(SM) is a service mark of KLD which is licensed to Domini with the consent of Amy L.
Domini (with regard to the word "Domini"). KLD is the owner of the Index but is not the manager of the Fund or the Portfolio. Pursuant to agreements among KLD,
Domini, Amy L. Domini, and each of the Fund and the Portfolio, the Fund and the
Portfolio may be required to discontinue use of KLD's service mark if (a) Domini ceases to be the investment manager of the Portfolio, (b) Ms. Domini or Domini withdraws her or its consent to the use of the word "Domini," or (c) the license agreement between KLD and Domini is terminated.

                            2. INVESTMENT INFORMATION

                              INVESTMENT OBJECTIVES

          The Fund seeks to provide its shareholders with long-term total return that matches the performance of the Domini 400 Social Index.(SM)

          The investment objective of the Fund may be changed without the approval of the Fund's shareholders, but not without written notice thereof to shareholders 30 days prior to implementing the change. If there is a change in the Fund's investment objective, shareholders of the Fund should consider whether the Fund remains an appropriate investment in light of their financial positions and needs. The investment objective of the Portfolio may also be changed without the approval of the investors in the Portfolio, but not without written notice thereof to the investors in the Portfolio (and notice by the Fund to its shareholders) 30 days prior to implementing the change. There can, of course, be no assurance that the investment objective of the Fund or the
Portfolio will be achieved.

                                      -3-

                      INFORMATION CONCERNING FUND STRUCTURE

          Unlike other mutual funds which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions as the Fund and will bear a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Investors in the Fund should be aware that differences in sales commissions and operating expenses may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the
Portfolio is available from Domini at 212-217-1100.

          Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the
Portfolio may become less diverse, resulting in increased portfolio risk. This possibility also exists for traditionally structured funds which have large or institutional investors. Also, funds with a greater pro rata ownership in the
Portfolio could have effective voting control of the operations of the
Portfolio. Subject to exceptions that are not inconsistent with applicable rules or policies of the Securities and Exchange Commission (the "SEC"), whenever the
Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Fund's votes at the Portfolio meeting. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Fund in the same proportion as the Fund shareholders who do, in fact, vote. Certain changes in the Portfolio's investment objective, policies, or restrictions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution) from the Portfolio. If securities are distributed, the Fund could incur brokerage, tax, or other charges in converting the securities to cash. In addition, the distribution "in kind" may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other potential means for meeting shareholder redemption requests, such as borrowing.

          The Board of Trustees believes that the aggregate per share expenses of the Fund and the Portfolio are less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment manager and an investment submanager and invested directly in the types of securities being held by the Portfolio.

          The Fund may withdraw its investment from the Portfolio at any time if the Board of Trustees determines that it is in the best interests of the Fund's shareholders to do so. The Fund may realize taxable income as the result of receiving a distribution of cash in connection with a withdrawal of its investment from the Portfolio. In addition, any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution) from the Portfolio. If securities are distributed, the Fund may incur brokerage, tax, or other charges in converting the securities to cash. The
Fund may also realize taxable income as the result of receiving an "in kind"
distribution in connection with any such withdrawal or as the result of contributing securities it receives from the Portfolio to another pooled investment entity. Upon any such withdrawal, the Board of Trustees of the Fund would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retention of an investment adviser to

                                      -4-

manage the Fund's assets in accordance with the investment policies described above with respect to the Portfolio. In the event the Trustees of the Fund were unable to find a substitute investment company in which to invest the Fund's assets and were unable to secure directly the services of an investment manager and investment submanager, the Trustees would seek to determine the best course of action.

                               INVESTMENT POLICIES

          The following supplements the information concerning the Fund's and the Portfolio's investment policies contained in the Prospectus and should only be read in conjunction therewith. References to the Portfolio include the Fund, and references to the Fund include the Portfolio, unless in either case the context otherwise requires.

THE FUND

          INDEX INVESTING: The Portfolio is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the Index. Moreover, inclusion of a stock in the Index does not imply an opinion by KLD, Domini, or the Portfolio Submanager as to the merits of that specific stock as an investment. Because the Portfolio seeks to track, rather than exceed, the performance of a particular index, investors should not expect to achieve the potentially greater results that could be obtained by a fund that aggressively seeks growth. However, KLD and Domini believe that enterprises which exhibit a social awareness, based on the criteria described in the
Prospectus, should be better prepared to meet future societal needs for goods and services and may also be less likely to incur certain legal liabilities that may be incurred when a product or service is determined to be harmful, and that such enterprises should over the longer term be able to provide a positive return to investors.

          The Portfolio intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the Portfolio, and the extent of the correlation of the holdings of the Portfolio with the Index, will reflect the
Portfolio Submanager's judgment as to the appropriate balance between the goal of correlating the holdings of the Portfolio with the composition of the Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of interests in the Portfolio. To the extent practicable, the Portfolio will seek a correlation between the weightings of securities held by the Portfolio and the weightings of the securities in the
Index of 0.95 or better. A figure of 1.0 would indicate a perfect correlation.
To the extent practicable, the Portfolio will attempt to be fully invested. The ability of the Fund to duplicate the performance of the Index by investing in the Portfolio will depend to some extent on the size and timing of cash flows into and out of the Fund and the Portfolio as well as the Fund's and the
Portfolio's expenses.

          The Board of Trustees will receive and review, at least quarterly, a report prepared by the Portfolio Submanager comparing the performance of the
Portfolio with that of the Index and comparing the composition and weighting of the Portfolio's holdings with those of the Index. The Trustees will consider what action, if any, should be taken in the event of a significant variation between the performance of the Portfolio and that of the Index, or between the composition and weighting of the Portfolio's securities holdings with those of the stocks comprising the Index. If the correlation between the weightings of securities held by the Portfolio and the weightings of the stocks in the Index falls below 0.95, the Board of Trustees will review with the Portfolio
Submanager methods for increasing such correlation, such as through adjustments in securities holdings of the Portfolio.

          In selecting stocks for inclusion in the Index, KLD evaluated, in accordance with the social criteria described in the Prospectus, each of the companies the stocks of which comprise the Standard &

                                       -5-

Poor's 500 Index (the "S&P 500"). If a company whose stock was included in the
S&P 500 met KLD's social criteria and met KLD's further criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover, it was included in the Index. As of July 31, 2004, of the
500 companies whose stocks comprised the S&P 500, approximately 49% were included in the Index. The remaining stocks comprising the Index (i.e., those which are not included in the S&P 500) were selected based upon KLD's evaluation of the social criteria described in the Prospectus, as well as upon KLD's criteria for industry diversification, financial solvency, market capitalization, and minimal portfolio turnover. A company which is not included in the S&P 500 may be included in the Index primarily in order to afford representation to an industry sector which would otherwise be under-represented in the Index. Because of the social criteria applied in the selection of stocks comprising the Index, industry sector weighting in the Index may vary materially from the industry weightings in other stock indexes, including the S&P 500, and certain industry sectors will be excluded altogether. KLD may exclude from the
Index stocks issued by companies which are in bankruptcy or whose bankruptcy KLD believes may be imminent. KLD may also remove from the Index stocks issued by companies which no longer meet its investment criteria.

          The weightings of stocks in the Index are based on each stock's relative total market capitalization (i.e., market price per share times the number of shares readily available in the public market). Because of this weighting, as of July 31, 2004, approximately 27.77% and 41.77% of the Index was composed of the 10 largest and 20 largest companies, respectively, in the Index.

          The component stocks of the S&P 500 are chosen by Standard & Poor's
Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), solely with the aim of achieving a distribution by broad industry groupings that approximates the distribution of these groupings in the New York Stock Exchange
(the "NYSE") common stock population, taken as the assumed model for the composition of the total market. Since some industries are characterized by companies of relatively small stock capitalization, the S&P 500 does not comprise the 500 largest companies listed on the NYSE. Not all stocks included in the S&P 500 are listed on the NYSE. Inclusion of a stock in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment, nor is
S&P a sponsor of or otherwise affiliated with the Fund or the Portfolio.

          CONCENTRATION: It is a fundamental policy of the Fund that it may not invest more than 25% of its total assets in any one industry. Based on the current composition of the Index, it is considered highly unlikely that stocks in one industry would comprise 25% or more of the Index. If the Index is heavily weighted in a single industry, the Fund will be heavily invested in that industry, and as a result can be affected more positively or negatively by developments in that industry than would be another mutual fund whose investments are not restricted to the securities in the Index.

          ILLIQUID INVESTMENTS: Each of the Portfolio and the Fund may invest up to 15% of its net assets in illiquid securities, or securities for which there is no readily available market. The absence of a trading market may make it difficult to establish a market value for illiquid securities. It may be difficult or impossible for the Portfolio or the Fund to sell illiquid securities at the desired time and at an acceptable price.

          RULE 144A SECURITIES: The Fund may invest in certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. The Fund has no current intention to invest in these securities.

                                       -6-

          One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight.

          To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. Domini and the Submanager will monitor the
Fund's investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

          REPURCHASE AGREEMENTS: The Fund may invest in repurchase agreements that are fully collateralized by securities in which the Fund may otherwise invest. A repurchase agreement involves the purchase of a security that must later be sold back to the seller (which is usually a member bank of the U.S.
Federal Reserve System or a member firm of the NYSE (or a subsidiary thereof))
at an agreed time (usually not more than seven days from the date of purchase)
and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest. Under the Investment Company Act of 1940, as amended
(the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities purchased has decreased, the Fund could experience a loss.

          NON-U.S. INVESTMENTS: The Fund may invest in stocks of foreign issuers included in the Index (provided that the stocks are traded in the United States in the form of American Depositary Receipts, as described below, or similar instruments the market for which is denominated in United States dollars).
Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to the Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

          The Fund may hold securities of non-U.S. issuers in the form of
American Depositary Receipts ("ADRs"). Generally, ADRs in registered form are designed for use in U.S. securities markets. ADRs are denominated in U.S.
dollars and represent an interest in the right to receive securities of non-U.S.
issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers.
However, by investing in ADRs rather than directly in equity securities of
non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. For purposes of the Fund's investment policies, investments in ADRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits
(i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

                                       -7-

          LOANS OF SECURITIES: Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the
SEC, the Fund may make loans of its securities to brokers, dealers, or other financial institutions, provided that (a) the loan is secured continuously by collateral, consisting of securities, cash, or cash equivalents, which is marked to market daily to ensure that each loan is fully collateralized at all times,
(b) the Fund may at any time call the loan and obtain the return of the securities loaned within three business days, (c) the Fund will receive any interest or dividends paid on the securities loaned, and (d) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Fund.

          The Fund will earn income for lending its securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

          In connection with lending securities, the Fund may pay reasonable finders, administrative, and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Fund, Domini, or the Submanager.

          OPTIONS ON SECURITIES AND INDEXES: Although it has no current intention to do so, the Fund may in the future enter into certain transactions in stock options. The Fund may enter into such options transactions for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the Fund or possible declines in the value of securities which are expected to be sold by the Fund. Generally, the Fund would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks.

          The purchase of an option on a security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

          Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the Fund would establish an option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the
Fund, and the Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.

          Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments, and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

          Transactions by the Fund in options on securities will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting

                                       -8-

in concert. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Domini or the Submanager. An exchange, board of trade, or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

          SHORT SALES: Although it has no current intention to do so, the Fund may make short sales of securities or maintain a short position, if at all times when a short position is open, the Fund owns an equal amount of such securities, or securities convertible into such securities.

          CASH RESERVES: The Fund may invest cash reserves in short-term debt securities (i.e., securities having a remaining maturity of one year or less)
issued by agencies or instrumentalities of the United States government, bankers' acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements, provided that the issuer satisfies certain social criteria. The Fund does not currently intend to invest in direct obligations of the United States government. Short-term debt instruments purchased by the Fund will be rated at least P-1 by Moody's or A-1+ or A-1 by S&P or, if not rated, determined to be of comparable quality by the Board of Trustees. The Fund's policy is to hold its assets in such securities pending readjustment of its portfolio holdings of stocks comprising the Index and in order to meet anticipated redemption requests.

                                   ----------

          The approval of the shareholders of the Fund and, as applicable, the investors in the Portfolio, is not required to change the investment objective or any of the investment policies discussed above (other than the policy regarding concentration by the Fund and the Portfolio), including those concerning security transactions.

                              PROXY VOTING POLICIES

          The Fund has adopted proxy voting policies and procedures to ensure that all proxies for securities held by the Fund are cast in the best interests of the Fund's shareholders. Because the Fund has a fiduciary duty to vote all shares in the best interests of its shareholders, the Fund votes proxies after considering its shareholders' financial interests and social objectives. The proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of Fund shareholders by isolating the proxy voting function from any potential conflicts of interest. In most instances, votes are cast according to predetermined policies, and potential conflicts of interest cannot influence the outcome of voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where votes may vary from predetermined policies. Certain procedures have been adopted to ensure that conflicts of interest in such circumstances are identified and appropriately addressed. The Board of Trustees of the Fund has delegated the responsibility to vote proxies for the Fund to Domini. More details about the Fund's proxy voting guidelines and Domini's proxy voting policies and procedures, including procedures adopted by Domini to address any potential conflicts of interest, are provided in the complete Proxy Voting
Policies and Procedures in Appendix A.

          All proxy votes cast for the Fund are posted to Domini's website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Fund during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the
SEC's website at www.sec.gov.

                                       -9-

                         PORTFOLIO HOLDINGS INFORMATION

          Domini and the Fund maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.
These portfolio holdings disclosure policies have been approved by the Board of
Trustees of the Fund and are subject to periodic review by the Board of
Trustees.

          Disclosure of the Fund's complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (currently, each
January 31, April 30, July 31, and October 31) in the Annual Report and the
Semi-Annual Report to Fund shareholders and in the quarterly holdings report on
Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. In addition, Domini's website (www.domini.com)
contains information about the Fund's complete portfolio holdings, including, as applicable, the security description, the ticker, the security identification number, price per share, par value, interest rate, maturity date, market value, and percentage of total investments updated as of the end of the most recent calendar quarter (i.e., each March 31, June 30, September 30, and December 31).
This information is provided on the website with a lag of at least 30 days and will be available until updated for the next calendar quarter. This information is publicly available to all categories of persons.

          From time to time rating and ranking organizations, such as Standard and Poor's, may request complete portfolio holdings information in connection with rating the Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Fund's portfolio along with related performance attribution statistics.
The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Fund will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least 30 days, as described above. In addition, the
Chief Compliance Officer of Domini, or his or her designee, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with different lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the
Fund and will not use the information to facilitate or assist in any investment program, (3) the recipient will not provide access to third parties to this information, and (4) the recipient will receive this information no earlier than seven business days after the end of the calendar quarter. In approving a request for an exception, the Chief Compliance Officer should consider the recipient's need for the relevant holdings information, whether the disclosure will be in the best interest of the Fund and its shareholders, and whether conflicts of interest from such disclosures are appropriately resolved.
Currently, the Fund has obtained confidentiality agreements and has arrangements to provide additional disclosure of portfolio holdings information to the following rating and ranking organizations and pension plan consultants: Bidart
& Ross, Inc.; Cambridge Associates LLC; Jeffrey Slocum & Associates, Inc.;
Marquette Associates, Inc.; Mercer Inc.; New England Pension Consultants; R.V.
Kuhns & Associates, Inc.; and Standard and Poor's. The Board of Trustees shall receive periodic reports on entities that receive such portfolio holdings disclosure.

          In addition, the Fund's service providers, such as the Fund's
Submanager, custodian, and transfer agent, may receive portfolio holdings information in connection with their services to the Fund.

          In no event shall Domini, Domini's affiliates or employees, or the
Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

                                      -10-

                             INVESTMENT RESTRICTIONS

          FUNDAMENTAL RESTRICTIONS: Each of the Fund and the Portfolio have adopted the following policies which may not be changed without approval by holders of a "majority of the outstanding voting securities" (as defined in the
1940 Act) of the Fund or the Portfolio, respectively, which as used in this
Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund or the Portfolio, respectively, present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively, are present or represented by proxy, or (ii) more than 50% of the outstanding
"voting securities" of the Fund or the Portfolio, respectively. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act except that each Fund shareholder will have one vote for each dollar of net asset value.

          Except as described below, whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its vote proportionately as instructed by its shareholders. However, subject to applicable statutory and regulatory requirements, the Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Fund, would nevertheless be voted on by the Trustees of the Fund.

          Neither the Fund nor the Portfolio may:

          (1) borrow money if such borrowing is specifically prohibited by the
1940 Act or the rules and regulations promulgated thereunder;

          (2) make loans to other persons if such loans are prohibited by the
1940 Act or the rules and regulations promulgated thereunder;

          (3) purchase or sell real estate or interests in oil, gas or mineral leases in the ordinary course of business (each of the Fund and the Portfolio reserves the freedom of action to hold and to sell real estate acquired as the result of the ownership of securities by the Fund or the Portfolio, as applicable);

          (4) purchase or sell commodities or commodities contracts in the ordinary course of business (the foregoing shall not preclude the Fund or the
Portfolio from purchasing or selling futures contracts or options thereon);

          (5) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund or the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as either the Fund or the Portfolio may technically be deemed an underwriter under the 1933 Act, in selling a security;

          (6) issue any senior security (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder; or

          In addition, the Fund may not:

          (7) invest more than 25% of its assets in any one industry except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under

                                      -11-

such Act.

         In addition, the Portfolio may not:

         (8) invest more than 25% of its assets in any one industry except that
(a) all or any portion of the assets of the Portfolio may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act and (b) if an investment objective or strategy of the Portfolio is to match the performance of an index and the stocks in a single industry comprise more than
25% of such index, the Portfolio may invest more than 25% of its assets in that industry.

          For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing.

          In addition, as a matter of fundamental policy, each of the Fund and the Portfolio will invest all of its investable assets in (a) securities and instruments that meet social criteria, (b) one or more investment companies that apply social criteria in selecting securities and instruments, (c) cash, and (d)
any combination of the foregoing.

          NON-FUNDAMENTAL RESTRICTIONS: The following policies are not fundamental and may be changed with respect to the Fund by the Fund without approval of the Fund's shareholders or with respect to the Portfolio by the
Portfolio without the approval of the Fund or its other investors. The Fund will comply with the state securities laws and regulations of all states in which it is registered.

          Neither the Fund nor the Portfolio will, as a matter of operating policy:

          (1) as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's or the Portfolio's total assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by (a) the United States, (b) any state or political subdivision thereof, (c) any political subdivision of any such state, or (d) any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state), provided that, for purposes of this restriction, (i) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (ii) the Fund and the Portfolio may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act; or

          (2) as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund or the Portfolio, as applicable, provided that, for purposes of this restriction, (a) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (b) the Fund and the
Portfolio may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

          Neither the Fund nor the Portfolio will as a matter of operating policy invest more than 15% of the net assets of the Fund or the Portfolio, as applicable, in illiquid securities, except that each of the Fund and the
Portfolio may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder.

          Neither the Fund nor the Portfolio will as a matter of operating policy purchase puts, calls, straddles, spreads, and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the
Fund's or the Portfolio's, as applicable, total assets at the time of such purchase.

          As a non-fundamental policy, the Fund will, under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in equity securities and related investments with similar economic characteristics.
Shareholders in the Fund will be provided with at least 60 days' prior notice of any change in the non-fundamental policy set forth in this paragraph.

                                      -12-

          In addition, as a non-fundamental policy, the Portfolio will, under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in securities of companies included in the Domini 400 Social Index and related investments with similar economic characteristics. The Portfolio will provide its investors, including the Fund, with at least 60 days' prior notice of any change in the non-fundamental policy set forth in this paragraph.

          PERCENTAGE AND RATING RESTRICTIONS: If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a subsequent change in circumstances will not be considered a violation of policy; provided that if at any time the ratio of borrowings of the Fund or the Portfolio to the net asset value of the Fund or the Portfolio, respectively, exceeds the ratio permitted by Section 18(f) of the
1940 Act, the Fund or the Portfolio as the case may be, will take the corrective action required by Section 18(f).

                        3. PURCHASE AND SALE INFORMATION

                        DETERMINATION OF NET ASSET VALUE

          The net asset value of each share of the Fund is determined each day on which the NYSE is open for trading ("Fund Business Day"). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday, except in an emergency and the following holidays: New Year's Day,
Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This
determination of net asset value of shares of the Fund is made once during each such day as of the close of regular trading of the NYSE by dividing the value of the net assets of the Fund (i.e., the value of its investment in the Portfolio and any other assets less its liabilities, including expenses payable or accrued), by the number of shares of the Fund outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order deemed to be in good order. See "Shareholder Manual" in the
Prospectus.

                        VALUATION OF PORTFOLIO SECURITIES

          The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same day as the Fund determines its net asset value per share. The net asset value of the investment of the Fund in the Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities.

          Securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the "NOCP"). If an NOCP is not
available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Options and futures contracts are normally valued at the settlement price on the exchange on which they are traded.

          Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the Portfolio's Manager or Submanager, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of

                                      -13-

Trustees or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

          Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by independent pricing services, use of which has been approved by the Board of Trustees of the
Portfolio or the Fund, as applicable. In making such valuations, the pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

          Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of
Trustees of the Portfolio or the Fund, as applicable. Amortized cost involves valuing an instrument at its original cost to the Portfolio or the Fund, as applicable, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

          Portfolio securities (other than short-term obligations with remaining maturities of less than 60 days) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's or the Fund's, as applicable, Board of Trustees.
Because the Portfolio invests primarily in the stocks of large-cap U.S.
companies that are traded on U.S. exchanges, it is expected that there would be limited circumstances in which the Portfolio would use fair value pricing -- for example, if the exchange in which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Portfolio calculated its net asset value.

          A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the
Portfolio's or the Fund's, as applicable, Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Portfolio or the
Fund, as applicable, could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment, (b) the nature and duration of restrictions on disposition of the securities, and (c) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

          Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of premium.

                                      -14-

                       EXCESSIVE TRADING AND MARKET TIMING

          The Fund's Board of Trustees has adopted policies and procedures that are designed to discourage and detect excessive trading and market timing activities. These policies and procedures provide that Domini reviews transactions in excess of specific limits each day in order to monitor trading activity. If Domini suspects market timing, we cancel the transaction if possible and close the account and/or broker number to prevent any future activity. The Fund does not maintain any arrangements to permit excessive trading and market timing activities.

          In addition, the Board of Trustees has approved a redemption fee to discourage the Fund from being used as a vehicle for frequent short-term shareholder trading. The Fund will deduct a redemption fee of 2% from any redemption or exchange proceeds if a shareholder sells or exchanges shares after holding them less than 90 days. The redemption fee will be deducted from a shareholder's redemption proceeds and returned to the Fund. If a shareholder acquired shares on different days, the "first in, first out" (FIFO) method is used to determine the holding period. This means that the shares held the longest will be redeemed first for purposes of determining whether the redemption fee applies.

          The redemption fee is not imposed on: (i) shares acquired as a result of reinvestment of dividends or distributions; (ii) shares purchased, exchanged, or redeemed by means of a preapproved Automatic Investment Plan or Systematic
Withdrawal Plan arrangement; (iii) shares redeemed by omnibus accounts maintained by intermediaries that do not have the systematic capability to process the redemption fee; (iv) shares redeemed through certain qualified retirement plans that do not have the systematic capability to process the redemption fee; (v) shares redeemed following the death of a shareholder; or
(vi) shares redeemed on the initiation of the Fund (e.g., for failure to meet account minimums).

          Omnibus account arrangements permit financial intermediaries such as brokers and retirement plan administrators to aggregate their clients'
transactions. In these circumstances, the Fund does not know the identity of the shareholders in the omnibus account and must rely on systems of the financial intermediary or retirement plan to charge the redemption fee. The Fund encourages intermediaries that maintain omnibus accounts and retirement plan administrators to develop systems to impose mutual fund redemption fees. Because omnibus accounts aggregate individual investor transactions, it is difficult for the Fund to review transactions of any specific individual investor without the assistance of the financial intermediary that maintains the omnibus account.

           ADDITIONAL INFORMATION REGARDING PURCHASES, SALES CHARGES,
                            AND SERVICE ORGANIZATIONS

          Shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table. As provided in the table, the percentage sales charge declines based upon the dollar value of shares an investor purchases. The Fund receives the entire net asset value of all shares that are sold. The Distributor retains the full applicable sales charge from which the Distributor pays the uniform reallowances shown in the table below.

                                      -15-

                                                                     BROKER-DEALER
                                     SALES CHARGE    SALES CHARGE     COMMISSION
                                       AS % OF         AS % OF         AS % OF
       AMOUNT OF INVESTMENT         OFFERING PRICE    INVESTMENT    OFFERING PRICE
----------------------------------------------------------------------------------

Less than $50,000                       4.75%           4.99%           4.00%
$50,000 but less than $100,000          3.75%           3.90%           3.00%
$100,000 but less than $250,000         2.75%           2.83%           2.25%
$250,000 but less than $500,000         1.75%           1.78%           1.25%
$500,000 but less than $1 million       1.00%           1.01%           0.80%
$1 million and over                     None*           None*           0.00%

----------
     * Investors pay no initial sales charge when they invest $1 million or more in the Fund's shares. However, investors may be subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the lesser of the cost of the shares at the date of purchase or the value of the shares at the time of redemption if they redeem within one year of purchase.

          Investors may purchase shares from a broker-dealer, financial intermediary, or financial institution (each called a "Service Organization")
that has entered into an agreement with the Distributor concerning the Fund. In addition, certain investors, including qualified retirement plans that are customers of certain Service Organizations, may be eligible to purchase shares directly from the Fund. Except in certain circumstances, shares purchased will be held in the investor's account with its Service Organization. Service
Organizations may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the Fund are not subject to a maintenance fee.

          Service Organizations may receive up to 4.00% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of
1933, as amended. The reduced sales charges shown above apply to the aggregate of purchases of shares of the Fund made at one time by a "single purchase,"
which includes an individual and may, under the right of accumulation, include a group's investments lumped together for sales charge purposes, making the investor potentially eligible for reduced sales charges.

          Load waived shares may also be available to retirement plans where such plan's record keeper offers only load waived shares and where the shares are held on the books of the Fund through an omnibus account.

          Investors in shares of the Fund may open an account by making an initial investment of at least $2,500 for each account ($1,500 for IRAs and
Automatic Investment Plans) ($1,000 for UGMA/UTMA Accounts and Coverdell
Education Savings Accounts). Investors may purchase shares of the Fund through the Automatic Investment Plan on a monthly, quarterly, semi-annual, or annual basis. Subsequent investments must be at least (i) $50 for accounts using our
Automatic Investment Plan or (ii) $100 for all other accounts.

          The Fund reserves the right to waive or change investment minimums, to decline any order to purchase its shares, and to suspend the offering of shares from time to time. To utilize any sales charge reduction, an investor must complete the appropriate section of the investor's application or contact the investor's Service Organization. In order to obtain sales charge reductions, an investor may be required to provide information and records, such as account statements, to the investor's Service Organization.

          Purchase orders received by the Fund or its agent prior to the close of regular trading on the NYSE, in good order, on any day that the Fund calculates its net asset value, are priced according to the

                                      -16-

net asset value determined on that day (the "trade date"). For shares purchased through a Service Organization, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

          The Fund has authorized certain brokers to accept on its behalf purchase and redemption orders and has authorized these brokers to designate intermediaries to accept such orders. The Fund will be deemed to have received such an order when an authorized broker or its designee accepts the order.
Orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or designee. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

          From time to time, the Distributor or Domini, at its expense, may provide additional commissions, compensation, or promotional incentives
("concessions") to dealers that sell or arrange for the sale of shares of the
Fund. Such concessions provided by the Distributor or Domini may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the
Fund, and/or other dealer-sponsored events. From time to time, the Distributor or Domini may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may also be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the
National Association of Securities Dealers, Inc. (the "NASD").

          RIGHT OF ACCUMULATION: The right of accumulation lets an investor add the value of any Fund shares that the investor already owns to the amount of the investor's next investment for the purpose of calculating the sales charge. The reduced sales load reflected in the sales charge tables applies to purchases of shares of the Fund. An aggregate investment includes all shares of the Fund, plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to purchases under a Letter of Intent as described below. A family group may be treated as a single purchaser under the right of accumulation privilege. A family group includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts created by these family members. An investor must notify the investor's Service Organization at the time an order is placed for a purchase which would qualify for the reduced charge on the basis of previous purchases. In order to obtain sales charge reductions, an investor may be required to provide information and records, such as account statements, to the investor's Service Organization. Similar notification must be given in writing when such an order is placed by mail. The reduced sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied unless the records of the
Distributor or the investor's Service Organization confirm the investor's representations concerning his holdings.

          LETTER OF INTENT: A letter of intent lets an investor purchase Fund shares over a 13-month period and receive the same sales charge as if all shares had been purchased at once. An investor may use a letter of intent to qualify for reduced sales charges if the investor plans to invest at least $50,000 in the Fund's shares during the next 13 months. The calculation of this amount would include the investor's current holdings of all Fund shares, as well as any reinvestment of dividends and capital gains distributions. When an investor signs this letter, the Fund agrees to charge the investor the reduced sales charges listed above. Completing a letter of intent does not obligate the investor to purchase additional shares. However, if the investor does not achieve the stated investment goal within the 13-month period, the investor is required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from the investor's investment. The term of the letter of

                                      -17-

intent will commence upon the date the letter of intent is signed, or at the option of the investor, up to 30 days before such date. An investor must contact the investor's Service Organization or call (800) 498-1351 to obtain a letter of intent application.

          TELEPHONE REDEMPTION AND EXCHANGE PROGRAM: Investors who do not have a brokerage account with a Service Organization may be eligible to redeem and exchange Fund shares by telephone. An investor should call (800) 498-1351 to determine if the investor is entitled to participate in this program. Once eligibility is confirmed, the investor must complete and return a Telephone/Wire
Authorization Form, along with a Medallion Signature Guarantee. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making the initial investment in the Fund.

          Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund reserves the right to suspend, modify, or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time.

          During periods of drastic economic or market changes or severe weather or other emergencies, investors may experience difficulties implementing a telephone redemption. In such an event, another method of instruction, if available, such as a written request sent via an overnight delivery service, should be considered.

          The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the Fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders.

                  4. MANAGEMENT OF THE FUND AND THE PORTFOLIO

          The management and affairs of the Trust and the Fund are supervised by the Trust's Board of Trustees under the laws of the Commonwealth of
Massachusetts. The management and affairs of the Portfolio are supervised by the
Portfolio's Board of Trustees under the laws of the State of New York.

          The Trustees and officers of the Trust and the Portfolio, their ages, their principal occupations during the past five years, their other directorships held, and the number of investment companies in the Domini family of funds that the Trustees oversee are set forth below. Their titles may have varied during that period. Each Trustee holds office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

          Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Fund and the Trust. Each Trustee
and officer of the Trust noted as an "interested person" is interested by virtue of his or her position with Domini as described in the table below. Unless otherwise indicated below, the address of each Trustee and officer is 536
Broadway, 7th Floor, New York, New York 10012.

                                      -18-

              TRUSTEES AND OFFICERS OF THE TRUST AND THE PORTFOLIO

                                                                                                       NUMBER
                     POSITION(S) HELD                                                                 OF FUNDS
                      WITH THE TRUST                                                  OTHER         AND PORTFOLIOS
                    AND THE PORTFOLIO                                             DIRECTORSHIPS   IN DOMINI FAMILY
      NAME              AND LENGTH              PRINCIPAL OCCUPATION(S)                HELD       OF FUNDS OVERSEEN
     AND AGE          OF TIME SERVED              DURING PAST 5 YEARS             BY TRUSTEE(1)      BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------

INTERESTED
TRUSTEE AND
OFFICER:

Amy L. Domini*      Chair, President,   President and CEO (since 2002) and             None               5
Age: 55             and Trustee of      Manager (since 1997), Domini Social
                    the Trust since     Investments LLC; Manager, DSIL
                    2004                Investment Services LLC (since 1998);
                                        Manager, Domini Holdings LLC (holding
                    Chair, President,   company) (since 2002); Tom's of Maine,
                    and Trustee of      Inc. (natural care products) (2004);
                    the Portfolio       Board Member, Progressive Government
                    since 1990          Institute (nonprofit education on
                                        executive branch of the federal
                                        government) (since 2003); Board Member,
                                        Financial Markets Center (nonprofit
                                        financial markets research and
                                        education resources provider)
                                        (2002-2004); Trustee, New England
                                        Quarterly (periodical) (since 1998);
                                        Trustee, Episcopal Church Pension Fund
                                        (since 1994); CEO, Secretary, and
                                        Treasurer, KLD Research & Analytics,
                                        Inc. (social research provider)
                                        (1990-2000); Private Trustee, Loring,
                                        Wolcott & Coolidge Office (fiduciary)
                                        (since 1987).

DISINTERESTED
TRUSTEES:

Julia Elizabeth     Trustee of the      Director and President, Alpha Global           None               5
Harris              Trust since 2004    Solutions, LLC (agribusiness) (since
Age: 56                                 2004); Trustee, Fiduciary Trust Company
                    Trustee of the      (financial institution) (since 2001);
                    Portfolio since     Vice President, UNC Partners, Inc.
                    1999                (financial management) (since 1990).

                                      -19-

                                                                                                       NUMBER
                     POSITION(S) HELD                                                                 OF FUNDS
                      WITH THE TRUST                                                  OTHER         AND PORTFOLIOS
                    AND THE PORTFOLIO                                             DIRECTORSHIPS   IN DOMINI FAMILY
      NAME              AND LENGTH              PRINCIPAL OCCUPATION(S)                HELD       OF FUNDS OVERSEEN
     AND AGE          OF TIME SERVED              DURING PAST 5 YEARS             BY TRUSTEE(1)      BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------

Kirsten S. Moy      Trustee of the      Board Member, Community Reinvestment           None               5
Age: 57             Trust since 2004    Fund (since 2003); Director, Economic
                                        Opportunities Program, The Aspen
                    Trustee of the      Institute (research and education)
                    Portfolio since     (since 2001); Group Leader, Financial
                    1999                Innovations Roundtable (research)
                                        (2000-2001); Member, Board of
                                        Overseers, Graduate Program in
                                        Community Development at Southern New
                                        Hampshire University (1999-2002);
                                        Consultant on Social Investments,
                                        Equitable Life/AXA (1998-2001); Project
                                        Director, Community Development
                                        Innovation and Infrastructure
                                        Initiative (research) (1998-2001).

William C. Osborn   Trustee of the      Manager, Massachusetts Green Energy            None               5
Age: 60             Trust since 2004    Fund Management 1, LLC (venture
                                        capital) (since 2004); Manager, Commons
                    Trustee of the      Capital Management LLC (venture
                    Portfolio since     capital) (since 2000); Special
                    1997                Partner/Consultant, Arete Corporation
                                        (venture capital) (since 1999);
                                        Director, World Power Technologies,
                                        Inc. (power equipment production)
                                        (1999-2004); Director, Investors'
                                        Circle (socially responsible investor
                                        network) (since 1999).

Karen Paul          Trustee of the      Visiting Professor, Escuela Graduado           None               5
Age: 60             Trust since 2004    Administracion Direccion Empresas,
                                        Instituto Tecnologico y de Estudios
                    Trustee of the      Superiores de Monterrey (2004);
                    Portfolio since     Professor, Catholic University of
                    1997                Bolivia (2003); Fulbright Fellow, U.S.
                                        Department of State (2003); Partner,
                                        Trinity Industrial Technology
                                        (1997-2002); Executive Director, Center
                                        for Management in the Americas
                                        (1997-2002); Professor of Management
                                        and International Business, Florida
                                        International University (since 1990).

                                      -20-

                                                                                                       NUMBER
                     POSITION(S) HELD                                                                 OF FUNDS
                      WITH THE TRUST                                                  OTHER         AND PORTFOLIOS
                    AND THE PORTFOLIO                                             DIRECTORSHIPS   IN DOMINI FAMILY
      NAME              AND LENGTH              PRINCIPAL OCCUPATION(S)                HELD       OF FUNDS OVERSEEN
     AND AGE          OF TIME SERVED              DURING PAST 5 YEARS             BY TRUSTEE(1)      BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------

Gregory A.          Trustee of the      Community Investment Consultant                None               5
Ratliff             Trust since 2004    (self-employment) (since 2002); Senior
Age: 44                                 Fellow, The Aspen Institute (research
                    Trustee of the      and education) (2002); Director,
                    Portfolio since     Economic Opportunity, John D. and
                    1999                Catherine T. MacArthur Foundation
                                        (private philanthropy) (1997-2002).

John L. Shields     Trustee of the      Director, Navigant Consulting, Inc.            None               5
Age: 52             Trust and the       (management consulting firm) (since
                    Portfolio since     2004); Advisory Board Member, Vestmark,
                    2004                Inc. (software company) (since 2003);
                                        Managing Principal, Shields Smith &
                                        Webber LLC (management consulting firm)
                                        (2002-2004); President and CEO,
                                        Citizens Advisers, Inc. (1998-2002);
                                        President and CEO, Citizens Securities,
                                        Inc. (1998-2002); President and
                                        Trustee, Citizens Funds (1998-2002).

Frederick C.        Trustee of the      President's Advisory Board, Salve              None               5
Williamson, Sr.     Trust since 2004    Regina University, Newport, R.I. (since
Age: 89                                 1999); Board Member, Preserve Rhode
                    Trustee of the      Island (nonprofit preservation) (since
                    Portfolio since     1999); Board of Directors, Grow Smart
                    1990                Rhode Island (nonprofit state planning)
                                        (since 1998); Advisor, National Parks
                                        and Conservation Association
                                        (1997-2001); Chairman, Rhode Island
                                        Historical Preservation and Heritage
                                        Commission (state government) (since
                                        1995); Treasurer and Trustee, RIGHA
                                        Foundation (charitable foundation
                                        supporting healthcare needs) (since
                                        1994); Trustee, National Park Trust
                                        (nonprofit land acquisition) (since
                                        1983); Trustee, Rhode Island Black
                                        Heritage Society (nonprofit education)
                                        (since 1974); State Historic
                                        Preservation Officer (state government)
                                        (since 1969).

                                      -21-

                                                                                                       NUMBER
                     POSITION(S) HELD                                                                 OF FUNDS
                      WITH THE TRUST                                                  OTHER         AND PORTFOLIOS
                    AND THE PORTFOLIO                                             DIRECTORSHIPS   IN DOMINI FAMILY
      NAME              AND LENGTH              PRINCIPAL OCCUPATION(S)                HELD       OF FUNDS OVERSEEN
     AND AGE          OF TIME SERVED              DURING PAST 5 YEARS             BY TRUSTEE(1)      BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------

OFFICERS:

Adam M. Kanzer*     Chief Legal         General Counsel and Director of                N/A              N/A
Age: 39             Officer of the      Shareholder Advocacy, Domini Social
                    Trust since 2004    Investments LLC (since 1998).

                    Chief Legal
                    Officer of the
                    Portfolio since
                    2003

Carole M. Laible*   Treasurer of the    Chief Operating Officer (since 2002)           N/A              N/A
Age: 41             Trust since 2004    and Financial/Compliance Officer
                                        (1997-2003), Domini Social Investments
                    Treasurer of the    LLC; President and CEO (since 2002),
                    Portfolio since     Chief Compliance Officer (since 2001),
                    1997                Chief Financial Officer, Secretary, and
                                        Treasurer (since 1998), DSIL Investment
                                        Services LLC.

Steven D.           Vice President of   Chief Investment Officer (since 2003)          N/A              N/A
Lydenberg*          the Trust since     and Member (since 1997), Domini Social
Age: 59             2004                Investments LLC; Director (1990-2003)
                                        and Director of Research (1990-2001),
                    Vice President of   KLD Research & Analytics, Inc. (social
                    the Portfolio       research provider).
                    since 1990

(1) This includes all directorships (other than those of the Domini Funds) that are held by each Trustee as a director of a public company or a registered investment company.

                                   COMMITTEES

          The Board of Trustees of the Trust has a standing Audit Committee composed of all of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act.

          The Board of Trustees also has a standing Nominating Committee. All of the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act are members of the Nominating Committee. The Nominating Committee
is responsible for, among other things, recommending candidates to fill vacancies on the Board of Trustees. The Nominating Committee will consider nominees recommended by shareholders. If you would like to recommend a nominee to the Nominating Committee, please deliver your recommendation in writing to the Secretary of the Trust, 536 Broadway, 7th Floor, New York, New York 10012.

                                      -22-

              OWNERSHIP OF SHARES IN THE FUND AND IN OTHER ENTITIES

          The Fund is newly offered and has no shareholders as of the date of this Statement of Additional Information. The following table shows the amount of equity securities owned by the Trustees in the Domini Social Equity Fund (a mutual fund that also invests all of its assets in the Portfolio) and in all investment companies in the Domini family of funds supervised by the Trustees as of December 31, 2004:

                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                  DOLLAR RANGE OF EQUITY     SECURITIES IN ALL INVESTMENT COMPANIES
                               SECURITIES IN DOMINI SOCIAL             OVERSEEN BY TRUSTEE
       NAME OF TRUSTEE                 EQUITY FUND                  IN DOMINI FAMILY OF FUNDS
---------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE:
Amy L. Domini                       over $100,000                      over $100,000

DISINTERESTED TRUSTEES:
Julia Elizabeth Harris              $1 - $10,000                       $1 - $10,000
Kirsten S. Moy                      $10,001 - $50,000                  $10,001 - $50,000
William C. Osborn                   $50,001 - $100,000                 $50,001 - $100,000
Karen Paul                          $10,001 - $50,000                  $50,001 - $100,000
Gregory A. Ratliff                  $1 - $10,000                       $1 - $10,000
John L. Shields                     N/A                                N/A
Frederick C. Williamson, Sr.        $50,001 - $100,000                 $50,001 - $100,000

                     COMPENSATION AND INDEMNITY OF TRUSTEES

          Each of the Trustees who are not interested persons receives an annual retainer for serving as a Trustee of the Trust, the Portfolio, the Domini Social
Investment Trust, and the Domini Institutional Trust of $10,000, and in
addition, receives $1,250 for attendance at each joint meeting of the Boards of the Trust, the Portfolio, the Domini Social Investment Trust, and the Domini
Institutional Trust (reduced to $625 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings.

          Based on the foregoing, and assuming that the Trustees hold four in-person meetings in the fiscal year ended July 31, 2005, the Trustees are expected to receive the following fees for the fiscal year ended July 31, 2005.

                                      -23-

                                                                                         ESTIMATED TOTAL
                                                                                           COMPENSATION
                                                                                       FROM THE TRUST, THE
                                                                                        PORTFOLIO, DOMINI
                                                ESTIMATED PENSION                       SOCIAL INVESTMENT
                                  ESTIMATED       OR RETIREMENT                         TRUST, AND DOMINI
                                  AGGREGATE      BENEFITS ACCRUED   ESTIMATED ANNUAL   INSTITUTIONAL TRUST
                                COMPENSATION     AS PART OF FUND      BENEFITS UPON          PAID TO
       NAME OF TRUSTEE         FROM THE TRUST        EXPENSES          RETIREMENT           TRUSTEE(1)
----------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEE:
Amy L. Domini                       None               None               None               None

DISINTERESTED TRUSTEES:
Julia Elizabeth Harris              $449               None               None               $15,000
Kirsten S. Moy                      $449               None               None               $15,000
William C. Osborn                   $449               None               None               $15,000
Karen Paul                          $449               None               None               $15,000
Gregory A. Ratliff                  $449               None               None               $15,000
John L. Shields                     $449               None               None               $15,000
Frederick C. Williamson, Sr.        $449               None               None               $15,000

(1)  There are five funds in the Domini family of funds.

          The Trustees who are not "interested persons" (the "Disinterested
Trustees") of the Trust as defined by the 1940 Act are the same as the
Disinterested Trustees of the Portfolio. Any conflict of interest between the
Fund and the Portfolio will be resolved by the Trustees in accordance with their fiduciary obligations and in accordance with the 1940 Act. The Trust's
Declaration of Trust provides that it will indemnify its Trustees and officers
(the "Indemnified Parties") against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that the Indemnified Parties engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the Indemnified Parties did not act in good faith in the reasonable belief that their actions were in the best interests of the
Trust. In case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Disinterested Trustees or in a written opinion of independent counsel, that such Indemnified Parties have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

               APPROVAL OF MANAGEMENT AND SUBMANAGEMENT AGREEMENTS

          At a meeting held on April 30, 2004, the Board of Trustees of the
Portfolio considered the continuation of the Management Agreement between the
Portfolio and Domini (the "Management Agreement") and the Submanagement
Agreement between Domini and SSgA (the "Portfolio Submanagement Agreement"), for
another year.

          In connection with the meeting, the Board of Trustees of the Portfolio was provided with detailed information about the services of Domini and SSgA.
Among other things, these materials included information about the management and submanagement services that Domini and SSgA provide to the Portfolio, information about the organizational structure and compliance programs of Domini and SSgA, information about staff diversity, employee benefits, community involvement, and the charitable giving

                                      -24-

programs of Domini and SSgA, information about the performance of the Portfolio in comparison with the relevant benchmark and peer group, information about the fees paid to Domini and SSgA and the overall expense ratios of the Portfolio, information about fee waivers and economies of scale with respect to fee levels, and Domini's profitability analysis and comparative fee information.

          The Disinterested Trustees and their independent legal counsel met privately to review the materials provided to the Trustees by Domini and SSgA.
The Disinterested Trustees reviewed and discussed the information provided with respect to the Portfolio's investment performance, advisory fee and overall expense ratio, Domini's profitability, and the other factors reflected in legal memoranda provided to the Trustees.

          The Disinterested Trustees first considered the nature and quality of the services provided by Domini to the Portfolio. The Disinterested Trustees
reviewed Domini's resources, compliance programs, and personnel, as well as the long-term performance of the Portfolio. The Disinterested Trustees noted that the tracking error of the Portfolio as compared to the Index was low. The
Disinterested Trustees found that Domini's resources were adequate for the management of the Portfolio.

          The Disinterested Trustees then considered the advisory fees and other amounts paid to Domini by the Fund and the overall expense ratio of the
Portfolio. They reviewed information regarding industry average advisory fees as well as information about advisory fees paid by similar socially responsible funds. The Disinterested Trustees also determined that the advisory fees charged by Domini were reasonable as compared to advisory fees charged to other funds in the relevant peer group. The Disinterested Trustees also considered the fees charged by Domini for similar services provided to institutional accounts and determined that the advisory fee charged to that Portfolio was reasonable when compared to the fees charged to such accounts. The Disinterested Trustees reviewed the Portfolio's overall expense ratio as compared to the relevant peer group and found that the Portfolio's overall expense ratio was reasonable when considered in that context. The Disinterested Trustees also considered that
Domini was waiving amounts to be received from the Fund so that the overall expense ratio of the Fund did not exceed a certain level.

          The Disinterested Trustees also considered Domini's profitability in providing investment advisory and other services to the Portfolio. The
Disinterested Trustees reviewed Domini's methodology for computing its profitability with respect to services provided to the Portfolio and determined that the methodology appeared to be reasonable. The Disinterested Trustees considered information comparing Domini's profit margin to the profit margin of certain publicly held mutual fund advisors, noting that Domini's profit margin was generally lower. The Disinterested Trustees also considered the subadvisory fees charged by SSgA and determined that Domini was not making an unreasonable profit after payment of such subadvisory fees. The Disinterested Trustees determined that Domini's profitability with respect to services provided to the
Portfolio did not appear to be excessive.

          The Disinterested Trustees considered the continuance of the Portfolio
Submanagement Agreement between Domini and SSgA in their meeting with independent legal counsel prior to the Board meeting. The Disinterested Trustees reviewed the materials provided by SSgA and considered the nature, quality, and extent of the investment subadvisory services provided by SSgA to the Portfolio.
With respect to the nature and quality of the services, the Disinterested
Trustees reviewed the Portfolio's tracking error as compared to the Index and noted that the tracking error for the past two years was low. The Disinterested
Trustees compared that tracking error to SSgA's tracking error for other passively managed accounts and determined that the Portfolio's tracking error was reasonable. The Disinterested Trustees then reviewed the fees paid to SSgA under the Portfolio Submanagement Agreement and compared the fees to those charged to similar index funds managed by SSgA. The Trustees noted that the advisory fees charged to the Portfolio were less than or comparable to those charged to similar index

                                      -25-

funds. Based on this information, the Disinterested Trustees determined that the fees were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

          Based upon their review, the Board of Trustees of the Portfolio concluded that each of the Management Agreement and the Portfolio Submanagement
Agreement was reasonable, fair, and in the best interests of the Portfolio and its investors.

                             MANAGER AND SUBMANAGER

          Domini provides advice to the Portfolio pursuant to a written
Management Agreement. The services provided by Domini consist of furnishing continuously an investment program for the Portfolio. Domini will have authority to determine from time to time what securities are purchased, sold, or exchanged, and what portion of assets of the Portfolio is held uninvested.
Domini will also perform such administrative and management tasks as may from time to time be reasonably requested, including: (a) maintaining office facilities and furnishing clerical services necessary for maintaining the organization of the Portfolio and for performing administrative and management functions, (b) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with, and monitoring of performance and billings of, the Portfolio's transfer agent, shareholder servicing agents, custodian, and other independent contractors or agents, (c) overseeing (with the advice of the Portfolio's counsel) the preparation of and, if applicable, the filing of all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements, and tax returns, (d) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders, and (e) arranging for maintenance of the books and records of the Portfolio. Domini furnishes at its own expense all facilities and personnel necessary in connection with providing these services.
The Management Agreement for the Portfolio will continue in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority of the outstanding voting securities of the
Portfolio at a meeting called for the purpose of voting on the Management
Agreement (with the vote of each investor in the Portfolio being in proportion to the amount of its investment), and, in either case, by a majority of the
Portfolio's Trustees who are not parties to the Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Management Agreement.

          The Management Agreement provides that Domini may render services to others. Domini may employ, at its own expense, or may request that the Portfolio employ (subject to the requirements of the 1940 Act) one or more subadvisers or submanagers, subject to Domini's supervision. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days'
written notice by the Portfolio, when authorized either by majority vote of the outstanding voting securities in the Portfolio (with the vote of each investor in the Portfolio being in proportion to the amount of its investment), or by a vote of a majority of the appropriate Board of Trustees, or by Domini, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither Domini nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolio, except for willful misfeasance, bad faith, or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

          Under the Management Agreement between the Portfolio and Domini,
Domini's fee for advisory services to the Portfolio is 0.20% of the average daily net assets of the Portfolio. Domini also provides administrative services to the Portfolio under the Management Agreement.

                                      -26-

          Domini is a Massachusetts limited liability company with offices at
536 Broadway, 7th Floor, New York, NY 10012, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers
Act"). The names of the members of Domini and their relationship to the Trust and to the Portfolio, if any, are as follows: Amy L. Domini, Chair of the Board and President of the Trust and the Portfolio and Manager, President, and Chief
Executive Officer of Domini; Steven D. Lydenberg, Vice President of the Trust
and the Portfolio and Chief Investment Officer of Domini; James E. Brooks;
Jotham C. Kinder; John G. Kinder; Dal LaMagna; Domini Holdings LLC; and
Committed Capital, LLC. Mr. Lydenberg, a former officer and employee of KLD, owns 20% of the outstanding stock of KLD.

          SSgA manages the assets of the Portfolio pursuant to the Portfolio
Submanagement Agreement. SSgA furnishes at its own expense all services, facilities, and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio. The
Portfolio Submanagement Agreement will continue in effect if such continuance is specifically approved at least annually by the Portfolio's Board of Trustees or by a majority vote of the outstanding voting securities in the Portfolio at a meeting called for the purpose of voting on the Portfolio Submanagement
Agreement (with the vote of each being in proportion to the amount of its investment), and, in either case, by a majority of the Portfolio's Trustees who are not parties to the Portfolio Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Portfolio
Submanagement Agreement.

          SSgA is a wholly owned subsidiary of State Street Corporation ("SSC"), a publicly held bank holding company. The address of SSgA and each of the principal executive officers and directors of SSgA is State Street Financial
Center, One Lincoln Street, Boston, MA 02111.

          Heather McGoldrick is the portfolio manager responsible for the management of the Portfolio. Ms. McGoldrick is a Principal of SSgA and State
Street Global Advisors. She is a Portfolio Manager and Product Engineer in the
Global Structured Products Group. The following information regarding Ms.
McGoldrick's compensation, other accounts managed by Ms. McGoldrick, and Ms.
McGoldrick's ownership of Fund shares has been provided by SSgA.

          In addition to her responsibilities regarding the Portfolio, Ms.
McGoldrick has day-to-day management responsibilities for the assets of (i) one other registered investment company with approximately $1.6 billion in assets under management; (ii) one other pooled investment vehicle with approximately
$506.7 million in assets under management; and (iii) two other accounts with a total of approximately $346.2 million in assets under management. None of these funds or accounts pay performance-based fees to SSgA.

          When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. SSgA has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers at SSgA are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.
Additionally, SSgA utilizes a trading system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

          As of May 1, 2005, the compensation of SSgA's investment professionals consists of three elements: base pay, bonus, and long-term incentive. This compensation is based on a number of factors. The first factor considered is the external market. Through an extensive compensation survey process, SSgA seeks to understand what its competitors are paying people to perform similar roles. This data is

                                      -27-

then used to determine a competitive baseline in the areas of base pay, bonus, and long-term incentive. The second factor taken into consideration is the size of the pool available for this compensation. SSgA is a part of SSC, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA. The determination of the allocation amounts to these locations and departments is influenced by competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is a portfolio manager's compensation directly tied to the investment performance or asset value of a product or strategy.

          As the Fund is newly offered, Ms. McGoldrick does not own any equity securities of the Fund.

          The Portfolio Submanagement Agreement provides that the Submanager may render services to others. The Portfolio Submanagement Agreement is terminable without penalty upon not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by majority vote of the outstanding voting securities in the Portfolio (with the vote of each being in proportion to the amount of their investment), or by a vote of the majority of the Board of Trustees of the Portfolio, or by Domini with the consent of the
Trustees, and may be terminated by the Submanager on not less than 90 days'
written notice to Domini and the Trustees, and will automatically terminate in the event of its assignment. The Portfolio Submanagement Agreement provides that the Submanager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Portfolio, except for willful misfeasance, bad faith, or gross negligence or reckless disregard for its or their obligations and duties under the Portfolio Submanagement Agreement.

          Under the Portfolio Submanagement Agreement, Domini pays SSgA an annual investment submanagement fee equal to the greater of $300,000 or the fee based on the following schedule:

               0.02% of the first $1 billion of net assets managed
               0.01% of the next $1 billion of net assets managed
              0.0075% of net assets managed in excess of $2 billion

          For the fiscal years ended July 31, 2004, July 31, 2003, and July 31,
2002, the Portfolio incurred $2,951,753, $2,383,240, and $2,890,322, respectively, in management fees pursuant to its Management Agreement with
Domini.

                                     SPONSOR

          Pursuant to a Sponsorship Agreement, Domini provides the Fund with oversight, administrative, and management services. Domini provides the Fund with general office facilities and supervises the overall administration of the
Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Fund; the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, including registration statements, prospectuses and statements of additional information, semi-annual and annual reports to shareholders, proxy statements, and tax returns; preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders;
maintaining telephone coverage to respond to shareholder inquiries; answering questions from the general public, the media, and investors in the Fund regarding the securities holdings of the Portfolio, limits on investment, and the Fund's proxy voting philosophy and shareholder activism philosophy; and
arranging for the maintenance of books and records of the Fund. Domini provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Fund. Such

                                      -28-

officers, as well as certain other employees and Trustees of the Fund, may be directors, officers, or employees of Domini or its affiliates.

          Under the Sponsorship Agreement between Domini and the Trust on behalf of the Fund, Domini's fee for administrative and sponsorship services with respect to the Fund is 0.50% of the average daily net assets of the Fund.
Currently, Domini is reducing its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund (including the Fund's share of the Portfolio's expenses but excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.95% of the average daily net assets of the shares of the Fund.
Because the Fund is newly offered, it has not paid any sponsorship fees as of the date of this Statement of Additional Information.

                                   DISTRIBUTOR

          The Fund has adopted a Distribution Plan. The Distribution Plan provides that the Fund may pay the Distributor a fee not to exceed 0.25% per annum of the average daily net assets of the Fund as compensation for distribution services provided by the Distributor in connection with the sale of these shares, not as reimbursement for specific expenses incurred. Thus, even if the Distributor's expenses exceed the fees provided for by the Distribution
Plan, the Fund will not be obligated to pay more than those fees, and, if the
Distributor's expenses are less than the fees paid to it, it will realize a profit. The Distributor may use such fees to pay broker-dealers who advise shareholders regarding the purchase, sale, or retention of shares of the Fund, the advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, the expenses of preparing and printing sales literature, and other distribution-related expenses. Because the
Fund is newly offered, it has not paid any distribution fees as of the date of this Statement of Additional Information.

          The Distribution Plan will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Fund's Trustees and a majority of the Fund's Trustees who are not "interested persons of the Fund" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The Distributor will provide to the
Trustees of the Fund a quarterly written report of amounts expended by the Fund under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan further provides that the selection and nomination of the Fund's Qualified Trustees shall be committed to the discretion of the
Disinterested Trustees of the Fund. The Distribution Plan may be terminated at any time by a vote of a majority of the Fund's Qualified Trustees or by a vote of the shareholders of the Fund. The Distribution Plan may not be materially amended without a vote of the majority of both the Fund's Trustees and Qualified
Trustees. The Distributor will preserve copies of any plan, agreement, or report made pursuant to the Distribution Plan for a period of not less than six (6)
years from the date of the Distribution Plan, and for the first two (2) years the Distributor will preserve such copies in an easily accessible place.

          The Fund has entered into a Distribution Agreement with the
Distributor. Under the Distribution Agreement, the Distributor acts as the agent of the Fund in connection with the offering of shares of the Fund and is obligated to use its best efforts to find purchasers for shares of the Fund. The
Distributor acts as the principal underwriter of shares of the Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), and equipment.

                                      -29-

              TRANSFER AGENT, CUSTODIAN, AND SERVICE ORGANIZATIONS

          The Fund has entered into a Transfer Agency Agreement with PFPC Inc.,
4400 Computer Drive, Westborough, MA 01581, pursuant to which PFPC acts as the transfer agent for the Fund. The Transfer Agent maintains an account for each shareholder of the Fund, performs other transfer agency functions, and acts as dividend disbursing agent for the Fund.

          The Fund has entered into a Custodian Agreement with Investors Bank &
Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, pursuant to which
IBT acts as custodian for the Fund. The Portfolio has entered into a Transfer
Agency Agreement with IBT pursuant to which IBT acts as transfer agent for the
Portfolio. The Portfolio also has entered into a Custodian Agreement with IBT pursuant to which IBT acts as custodian for the Portfolio. The Custodian's responsibilities include safeguarding and controlling the Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Portfolio's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of the Portfolio and the daily net asset value of shares of the Fund. Securities held by the Portfolio and the Fund may be deposited into certain securities depositories. The
Custodian does not determine the investment policies of the Portfolio or the
Fund or decide which securities the Portfolio or the Fund will buy or sell. The
Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

          Service Organizations provide services for the Fund, such as maintaining shareholder accounts and records. The Fund may pay fees to Service
Organizations (which may vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the shares of the
Fund owned by shareholders with whom the Service Organization has a servicing relationship. In addition, the Fund may reimburse Service Organizations for their costs related to servicing shareholder accounts. The Fund is newly offered and has not accrued service organization fees as of the date of this Statement of Additional Information.

                                    EXPENSES

          The Fund and the Portfolio each are responsible for all of their respective expenses, including the compensation of their respective Trustees who are not interested persons of the Fund or the Portfolio; governmental fees;
interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund or the Portfolio; fees and expenses of independent registered public accounting firms, of legal counsel, and of any transfer agent, custodian, registrar, or dividend disbursing agent of Fund or the Portfolio;
insurance premiums; and expenses of calculating the net asset value of the
Portfolio and of shares of the Fund.

          The Fund will also pay sponsorship fees payable to Domini and all expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing, and mailing prospectuses, reports, notices, proxy statements, and reports to shareholders and to governmental offices and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Fund, and the preparation, printing, and mailing of prospectuses for such purposes.

          The Portfolio will pay the expenses connected with the execution, recording and settlement of security transactions, and the investment management fees payable to Domini. The Portfolio also will pay the fees and expenses of its custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions;
and expenses of meetings of investors.

                                      -30-

                                 CODES OF ETHICS

          The Portfolio, the Fund, Domini, SSgA, and the Distributor have each adopted a Code of Ethics (collectively, the "Codes of Ethics") under Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of
Ethics to invest in securities, including securities that may be purchased or held by the Portfolio or the Fund. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the
operation of the Public Reference Room may be obtained by calling the SEC at
1-202-942-8090. The Codes of Ethics are available on the EDGAR database on the
SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public
Reference Section, Washington, DC 20549-0102.

                5. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          KPMG LLP, 99 High Street, Boston, MA 02110, is the independent registered public accounting firm for the Fund and for the Portfolio, providing audit services, tax return preparation, and reviews with respect to the preparation of filings with the SEC.

                                   6. TAXATION

                     TAXATION OF THE FUND AND THE PORTFOLIO

          FEDERAL TAXES: The Fund is treated as a separate entity for federal tax purposes under the Internal Revenue Code of 1986, as amended (the "Code").

          The Fund has elected to be treated and intends to qualify as a
"regulated investment company" under Subchapter M of the Code. We plan to maintain this election in effect for the Fund. As a regulated investment company, the Fund will not be subject to any federal income or excise taxes on its net investment income and the net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code.
If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

          We anticipate that the Portfolio will be treated as a partnership for federal income tax purposes. As such, the Portfolio is not subject to federal income taxation. Instead, the Fund must take into account its share of the
Portfolio's income, gains, losses, deductions, credits, and other items, without regard to whether it has received any distributions from the Portfolio.

          FOREIGN TAXES: Although the Fund does not expect to pay any federal income or excise taxes, investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; we do not expect to be able to pass through to shareholders foreign tax credits with respect to those foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the
Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

          STATE TAXES: The Fund is organized as a series of the Trust, a
Massachusetts business trust. As long as it qualifies as a "regulated investment company" under the Code, the Fund will not have to pay Massachusetts income or excise taxes. The Portfolio is organized as a New York trust. The Portfolio is

                                      -31-

not subject to any income or franchise tax in the State of New York or the
Commonwealth of Massachusetts.

                            TAXATION OF SHAREHOLDERS

          TAXATION OF DISTRIBUTIONS: Shareholders of the Fund normally will have to pay federal income taxes on the dividends and other distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are paid in cash or reinvested in additional shares. Distributions of ordinary dividends to the
Fund's noncorporate shareholders may be treated as "qualified dividend income,"
which is taxed at reduced rates, to the extent such distributions are derived from, and designated by the Fund as, "qualified dividend income." If more than
95% of the Fund's gross income, calculated without taking into account long-term capital gains, represents "qualified dividend income," the Fund may designate, and the Fund's noncorporate shareholders may then treat, all of those distributions as "qualified dividend income." "Qualified dividend income"
generally is income derived from dividends from U.S. corporations or from
"qualified foreign corporations," which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S.
tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income"
if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies," "foreign personal holding companies," and "foreign investment companies" are not "qualified foreign corporations." Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

          Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the divided is declared.

          DIVIDENDS-RECEIVED DEDUCTION: A portion of the ordinary income dividends paid to the Fund (but none of the Fund's capital gains) is normally eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Moreover, the portion of the Fund's dividends that is derived from investments in foreign corporations will not qualify for such deduction.

          "BUYING A DIVIDEND": Any Fund distribution will have the effect of reducing the per share net asset value of shares in that Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

          DISPOSITION OF SHARES: In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

                                      -32-

          U.S. TAXATION OF NON-U.S. SHAREHOLDERS: Dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities
("Non-U.S. Persons") are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. For Fund taxable years beginning in 2005 through 2007, the 30% withholding tax will not apply to dividends that the Fund designates as (a) interest-related dividends, to the extent such dividends are derived from the Fund's "qualified net interest income," or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund's "qualified short-term gain." "Qualified net interest income" is the Fund's net income derived from interest and from original issue discount, subject to certain exceptions and limitations. "Qualified short-term gain" generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any.

          BACKUP WITHHOLDING: The Fund is required in certain circumstances to apply backup withholding at the rate of 28% on taxable dividends, including capital gain dividends, redemption proceeds, and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that are (or would be, but for the application of a treaty) subject to the 30% withholding tax on shareholders who are Non-U.S. Persons. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims.

                 EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

          OPTIONS, ETC.: The Fund's transactions in options, futures contracts, forward contracts, swaps, and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (e.g., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute
"straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund intends to limit its activities in options, futures contracts, forward contracts, swaps, and related transactions to the extent necessary to meet the requirements of the
Code.

          FOREIGN SECURITIES: Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of
non-U.S. currencies for non-hedging purposes may have to be limited in order to avoid a tax on the Fund.

          The foregoing is limited to a discussion of federal taxation. It should not be viewed as a comprehensive discussion of the items referred to nor as covering all provisions relevant to investors. Dividends and distributions may also be subject to state, local, or foreign taxes. Shareholders should consult their own tax advisers for additional details on their particular tax status.

                                      -33-

               7. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

          Specific decisions to purchase or sell securities for the Portfolio are made by portfolio managers who are employees of the Submanager and who are appointed and supervised by its senior officers. The portfolio managers of the
Portfolio may serve other clients of the Submanager in a similar capacity.

          The primary consideration in placing securities transactions for the
Portfolio with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Submanager attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Portfolio and other clients of the Submanager on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. The Submanager may also consider social factors, such as whether the brokerage firm is minority-owned, in selecting broker-dealers, subject to the Submanager's duty to obtain best execution. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Submanager normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession.

          Domini requires the Submanager to provide a quarterly certification that it has not entered into any so-called "soft dollar" arrangements. "Soft dollar" arrangements are arrangements whereby commissions paid by a mutual fund are used to pay for products or services used by the mutual fund's manager. For the fiscal years ended July 31, 2004, July 31, 2003, and July 31, 2002, the
Portfolio paid brokerage commissions of $129,543, $154,136, and $148,244, respectively.

          No portfolio transactions may be executed with Domini or the
Submanager, or with any affiliate of Domini or the Submanager, acting either as principal or as broker, except as permitted by applicable law.

          The Portfolio did not pay any brokerage commissions to affiliated brokers during its fiscal years ended July 31, 2004 and July 31, 2002. For the fiscal year ended July 31, 2003, the Portfolio paid $585 in brokerage commissions to State Street Global Markets, LLC, an affiliate of the Submanager.

          In certain instances there may be securities which are suitable for the Portfolio as well as for one or more of the Submanager's or Domini's other clients. Investment decisions for the Portfolio and for the Submanager's or
Domini's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the
Portfolio are concerned. However, it is believed that the ability of the
Portfolio to participate in volume transactions will produce better executions for the Portfolio.

                                      -34-

            8. DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

          The Trust is a Massachusetts business trust established under a
Declaration of Trust dated as of October 6, 2004. The Trust's Declaration of
Trust permits the Trust's Board of Trustees to issue an unlimited number of shares of beneficial interest (par value $0.00001 per share) in separate series and to divide any such series into classes of shares. The Fund is currently the only series of the Trust. Each share of the Fund represents an equal proportionate interest in the series with each other share of the Fund. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. The Trust reserves the right to create and issue additional series and classes of shares, and to redesignate series and classify and reclassify classes, whether or not shares of the series or class are outstanding. The Trust also reserves the right to modify the preferences, voting powers, rights, and privileges of shares of each class without shareholder approval. Shares of each series participate equally in the earnings, dividends, and distribution of net assets of the particular series upon the liquidation or dissolution (except for any differences among classes of shares of a series).

          The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series might be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

          The Trustees of the Trust have the authority to designate additional series and classes of shares, to divide any series, and to designate the relative rights and preferences as between the different series and classes of shares. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional
Information and in the Prospectus. The Trust may involuntarily redeem shareholder's shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (a) in order to eliminate inactive, lost, or very small accounts for administrative efficiencies and cost savings, (b) to protect the tax status of the Fund if necessary, and (c) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of the Fund.

          Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share)
represented by the shareholder's shares in the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shareholders of the Fund and all other series of the Trust, if any, will generally vote together on all matters except when the
Trustees determine that only shareholders of a particular fund, series or class are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or series or class. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect

                                      -35-

a Trustee. Shareholders of the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so, and in such event the other shareholders of the Trust would not be able to elect any
Trustee.

          The Trust is not required and has no current intention to hold annual meetings of shareholders, but the Trust will hold special meetings of the
Trust's or the Fund's shareholders when in the judgment of the Trust's Trustees it is necessary or desirable to submit matters for a shareholder vote.
Shareholders have the right to remove one or more Trustees under certain circumstances.

          The Trust may, without shareholder approval, change the Fund's form of organization, reorganize any fund or series, any class, or the Trust as a whole into a newly created entity or a newly created series of an existing entity, or incorporate the Fund, any other series, any class, or the Trust as a whole as a newly created entity. If recommended by the Trustees, the Trust, the Fund, any other series, or any class of the Trust may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized at any meeting of shareholders by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust voting as a single class or of the affected fund, series, or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected
Fund, series or class. The Trust may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. The Fund, any other series of the Trust, or any class of any series, may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or that series or class, or by the Trustees by written notice to the shareholders of the Fund or that series or class. If not so terminated, the Trust will continue indefinitely. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of
Trust.

          The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of the Fund, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such
Shareholder Servicing Agent is the agent of record. Any shares so voted by a
Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

          The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the
Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to Trust or Fund shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the
Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Disinterested Trustees or in a written opinion of independent counsel, that such Trustees or officers have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

          Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the

                                      -36-

Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the
Fund. The Declaration of Trust also provides for the maintenance, by or on behalf of the Trust and the Fund, of appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Fund and its shareholders and the Trust's Trustees, officers, employees, and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

          The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action.
Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

          The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

          The Portfolio, in which all of the investable assets of the Fund are invested, is organized as a trust under the laws of the State of New York. The
Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (i.e., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trust's Trustees believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

          Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each Fund Business Day. At the close of each such business day, the value of each investor's interest in the
Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor's percentage of the aggregate beneficial interests in the
Portfolio will then be re-computed as the percentage equal to the fraction, (a)
the numerator of which is the value of such investor's investment in the
Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected as of the close of business on such day and (b) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the
Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the
Portfolio as of the close of business on the following Fund Business Day.

                             9. FINANCIAL STATEMENTS

The financial statements for the Fund as of February 4, 2005, are included in
Appendix B of this Statement of Additional Information.

                                    * * * * *

                                      -37-

          Domini Social Investments,(R) Domini Social Equity Fund,(R) Domini
Social Bond Fund,(R) Domini Money Market Account,(R) The Way You Invest
Matters,(R) The Responsible Index Fund,(R) and domini.com(R) are registered service marks of Domini Social Investments LLC.

          The Domini Social Equity Portfolio is not sponsored, endorsed, sold, or promoted by KLD Research & Analytics, Inc. (KLD). KLD makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. KLD has no obligation to take the needs of Domini
Social Investments LLC or the shareholders of the Fund into consideration in determining, composing, or calculating the Domini 400 Social Index. KLD is not responsible for and has not participated in the management of the Fund or the distribution of the shares of the Fund. KLD has no obligation or liability in connection with the administration, marketing, or trading of the Fund.

          KLD DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE
DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN, AND KLD SHALL HAVE NO
LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. KLD MAKES NO
WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY DOMINI SOCIAL
INVESTMENTS LLC, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM
THE USE OF THE DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. KLD MAKES
NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF
MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE
DOMINI 400 SOCIAL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF
THE FOREGOING, IN NO EVENT SHALL KLD HAVE ANY LIABILITY FOR ANY SPECIAL
PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF
NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                      A-1

                                   APPENDIX A

                      PROXY VOTING POLICIES AND PROCEDURES

        Adopted by the Domini Social Equity Portfolio on October 22, 2004

These Proxy Voting Policies and Procedures have been adopted by each of the
Domini Social Index Portfolio, the Domini Social Equity Fund, the Domini
Institutional Social Equity Fund, the Domini Social Bond Fund, and the Domini
Social Equity Portfolio (collectively, the "Domini Funds" or the "Funds") to ensure that all proxies for securities held by the Funds are cast in the best interests of the Domini Funds shareholders, to whom the Funds owe a fiduciary duty.

The Board of Trustees ("BOT") of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini Social Investments LLC, the Fund's investment adviser ("Domini" or the "Adviser"). The BOT reviews and adopts Domini's Proxy Voting Policies and Procedures on an annual basis on behalf of the Funds, and receives quarterly reports from Domini regarding the execution of its proxy voting duties.

The BOT also delegates the responsibility for resolving conflicts of interest that may arise between Domini and the Domini Funds in the execution of the
Adviser's proxy voting duties to the Adviser. Pursuant to Domini's Procedures, where a significant conflict of interest arises, the BOT expects Domini to consult with one or more of the independent trustees to determine an appropriate course of action (See "Conflicts of Interest" below).

I.   THE DOMINI FUND'S PROXY VOTING GUIDELINES

The following Guidelines summarize the Fund's positions on various issues of concern to socially responsible investors and indicate how the Funds will vote their shares on each issue. Because the Funds have a fiduciary duty to vote all shares in the best interests of the Fund's shareholders, the Funds vote proxies after considering shareholders' financial interests and social objectives. For that reason, there may be instances in which the Fund's shares may not be voted in strict adherence to these Guidelines. The Guidelines have been developed in cooperation with our social research providers at KLD Research & Analytics to ensure consistency with the social and environmental standards applied to our portfolio and our overall stock selection process. These Guidelines are subject to change without notice.

INTRODUCTION

As an investment adviser and mutual fund manager, we at Domini Social
Investments LLC ("Domini") have an important opportunity to enhance shareholder value and corporate accountability through our proxy voting policies. As socially responsible investors, we have always viewed the proxy voting process as a critically important avenue through which shareholders can engage with management on a wide-range of important issues.

We have a fiduciary duty to ensure that the proxy voting responsibilities entrusted to us are exercised in the best interests of our clients and fund shareholders (our "investors"). We also believe that our investors have a right to know how we are exercising these important responsibilities, and to understand the positions we are taking on their behalf.

We vote all our proxies according to published guidelines, which cover more than ninety corporate governance, social, and environmental issues. Our Guidelines were first distributed to Fund shareholders in 1992 and then every year since
1996. The Fund's Board of Trustees has received quarterly reports on

                                      A-2

how we are exercising our proxy voting duties since the Fund's inception. In
1999, we became the first mutual fund manager to publish our actual votes. In
2001, we petitioned the Securities and Exchange Commission to require all mutual funds to disclose their proxy voting policies and actual votes, and in 2003, the
SEC adopted a rule requiring funds and investment advisers to do so.

THE RATIONALE GUIDING DOMINI'S PROXY VOTING

Domini's investors have long-term financial and social objectives. These can include retirement, paying for a college education, building wealth, and working toward a safer, cleaner, more equitable world for their children. These goals are not served when corporations externalize their costs of doing business on society. A corporation that delivers only short-term profits to its shareholders at the long-term expense of its employees, the communities in which it operates, or the natural environment has not delivered the long-term value that our clients are seeking to achieve through their investments.

As socially responsible investors, we are seeking to invest in corporations that deliver long-term shareholder value in harmony with society and the natural environment. Corporations sit within a complex web of stakeholders comprised of shareholders, employees, communities, customers, and the environment.
Mismanagement of stakeholder relations can involve substantial financial costs.
Shareholders provide corporations with capital, but communities provide them with employees, consumers, and a legal framework within which to operate, and the environment provides corporations with raw materials for their operations.
In return, corporations provide jobs, goods, services, and profits. A corporation that intends to deliver value over the long-term must effectively manage its relations with all its stakeholders, and be responsive to the needs and demands of these various constituencies. We believe that those corporations that eventually achieve this goal will deliver significant value to all stakeholders, including their shareholders.

Shareholders possess certain unique rights and privileges with respect to the management of the corporations they own. As socially responsible investors, it is our view that we have the obligation to appropriately direct management's attention to the broader web of stakeholders upon which the corporate enterprise depends. Shareholders are the only corporate stakeholder given an opportunity to communicate with management through the proxy rules. Therefore, we believe it is incumbent upon us to carefully consider the concerns of this broader community that is often without effective voice, and to raise these concerns with management when they are reasonable and consistent with our investors'
objectives. In the process, we believe we are building long-term shareholder value.

We believe that corporations are best equipped to create long-term, broad-based wealth both for their stockowners and for their other stakeholders when they are transparent, accountable, and adopt democratic governance principles. Our proxy voting guidelines, while varying in their particulars, are based on and reflect these core values.

CORPORATE GOVERNANCE

ANNUAL MEETINGS -- IN-PERSON ANNUAL MEETINGS

Some corporations have lobbied to replace "face-to-face" annual meetings with
"virtual meetings" broadcast over the Internet. Shareholders have argued that
Internet access to annual meetings should only supplement and not replace in-person annual meetings. We will SUPPORT resolutions asking directors to affirm the continuation of in-person annual meetings.

                                      A-3

ANNUAL MEETINGS -- ROTATING SITES

Corporations with large numbers of shareholders should move their annual meetings around the country so that their owners have an opportunity to participate in person. Needless to say, the locations should be readily accessible. We will SUPPORT resolutions advancing this cause.

AUDITORS -- INDEPENDENCE

We will support the reappointment of the company's auditor unless we have reason to believe that the independence of the audit may be compromised. We believe that significant non-audit fees can compromise the independence of the audit.
Therefore, we will examine non-audit fees closely and will, for example, OPPOSE the appointment of auditors where non-audit fees, such as consulting fees, represent more than 25% of the total fees paid to the auditor, where such data is available. We will also WITHHOLD our votes from members of the audit committee where the audit committee has approved an audit contract where non-audit fees exceed audit fees.

In addition, we will review on a CASE-BY-CASE basis the appointment of auditors who have a significant professional or personal relationship with the company, or where there is reason to believe that the auditor has rendered an inaccurate opinion.

We will SUPPORT shareholder proposals asking companies to adopt a policy to ensure that the firm that is appointed to be the company's independent accountants will only provide audit services to the company and not provide any other services.

We will also SUPPORT shareholder proposals that set a reasonable period for mandatory rotation of the auditor (at least every five years).

AUDITORS -- SHAREHOLDER RATIFICATION

In the wake of numerous corporate scandals involving accounting improprieties, it is critically important that shareholders have the ability to ratify the auditor in order to determine whether the audit fees are appropriate, and whether conflicts of interest that might affect the quality of the audit appear to exist. With increased investor scrutiny of the fees paid to corporate auditors, some companies that had previously allowed shareholders to vote on the ratification of auditors decided to pull the item from their agenda. Audit committees that remove auditor ratification from the proxy are impairing an important avenue of investor oversight of corporate practices. Such actions raise serious concerns whether the audit committee is adequately serving its proper function. In cases where a company has pulled auditor ratification from the ballot in either 2003 or 2004, we will WITHHOLD our votes from members of the audit committee. We will SUPPORT shareholder proposals asking companies to place the ratification of auditors on the agenda.

BOARD OF DIRECTORS -- ACCOUNTABILITY

We will WITHHOLD our votes from individual directors who have demonstrated disregard for their responsibilities to shareholders and other stakeholders. For example, we will WITHHOLD our votes from directors who have attended less than
75% of board and committee meetings without a valid excuse or who have ignored a shareholder proposal that has been approved by a majority of the votes outstanding.

BOARD OF DIRECTORS -- CUMULATIVE VOTING

Cumulative voting allows shareholders to cast all of their votes for one nominee to the board. Theoretically, it facilitates the election of dissidents to the board. In practice, however, it violates the

                                      A-4

principles of fairness and equity by granting minority shareholders a disproportionate voice in running the company. We will OPPOSE bylaws requiring cumulative voting.

BOARD OF DIRECTORS -- DIRECTOR-SHAREHOLDER DIALOGUE

Shareholders have asked that corporations establish an Office of the Board of
Directors to facilitate communication between nonmanagement directors and shareholders. A committee of nonmanagement directors would be responsible for the Office. We will SUPPORT these resolutions.

BOARD OF DIRECTORS -- DIVERSITY

Typically, a board committee selects nominees for the board, and they run unopposed. If the board or the slate does not include women or people of color, we will WITHHOLD our support for the board's nominees.

Shareholders have asked boards to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors, to endorse a policy of board inclusiveness and to issue reports to shareholders on their efforts to increase diversity on their boards. We will SUPPORT these resolutions.

BOARD OF DIRECTORS -- INDEMNIFICATION

A board may use indemnification policies that go well beyond accepted norms to protect itself against shareholder actions in the wake of unsuccessful takeover attempts. We will OPPOSE these resolutions.

BOARD OF DIRECTORS -- INDEPENDENCE

MAJORITY OF INDEPENDENT DIRECTORS

It is in the best interest of all stockholders that a majority of board members be independent. New NYSE and NASDAQ listing standards require that most listed companies have majority-independent boards by the earlier of their first annual meeting after January 15, 2004 or October 31, 2004. We will WITHHOLD our votes from insiders and affiliated outsiders on boards that do not consist of a majority of independent directors. We will SUPPORT shareholder resolutions asking management to amend company bylaws to ensure that the board has a majority or a supermajority (two-thirds or three-quarters) of independent directors.

INDEPENDENT CHAIR

To ensure that the board represents the interests of the shareholders and is able to effectively monitor and evaluate the CEO and other top officers, we believe the position of Chair of the Board should be held by an independent director. We will therefore WITHHOLD our votes from the Chair of the Board if that person is not independent. We will SUPPORT shareholder proposals to separate the position of Chair and CEO, and proposals that request that the position of Chair be held by an independent director who has not served as CEO.

INDEPENDENCE OF KEY COMMITTEES

We believe that it is critical to the protection of shareholder interests that certain key committees, such as the audit committee, the nominating committee, the compensation committee and the corporate governance committee, be composed entirely of independent directors. We will WITHHOLD our votes from inside directors and affiliated outside directors nominated to these committees.

                                      A-5

We will SUPPORT shareholder resolutions requesting that these committees be composed exclusively of independent directors.

QUALIFICATIONS FOR INDEPENDENCE

In determining the independence of board members, we use the definition developed by Institutional Shareholder Services (ISS), as revised from time to time. ISS divides directors into three categories: Inside, Affiliated and
Independent. To be "independent," a director must have no connection to the company other than his or her board seat. ISS considers board members who have served for over ten years to still be independent, but will make note of independent and affiliated directors who have served on the board for over ten years.

Often, "independent" or "outside" directors are so only in that they are not employees of the company. Their ties to management make them de facto insiders, and therefore their representation of the interests of external constituencies is minimal. Some shareholders have proposed that boards nominate independent directors subject to very strict criteria defining "independent." We will
SUPPORT these resolutions.

BOARD OF DIRECTORS -- MANDATORY SHARE OWNERSHIP

Shareholders have proposed that all directors should own stock in the company.
In general, directors should own stock in the companies on whose boards they sit. However, boards should not be restricted to those financially able to buy stock. We will OPPOSE these resolutions.

BOARD OF DIRECTORS -- MORE DEMOCRATIC ELECTIONS

In practice, most corporations allow shareholders to approve board candidates as selected by the board, rather than to truly "elect" candidates from a pool of nominees. To further democratize the election process, shareholders have requested that there be more director nominees than there are board seats to be filled during a board election. Such an arrangement would enhance the ability of shareholders to choose candidates who would more accurately represent their interests. We will SUPPORT these resolutions.

BOARD OF DIRECTORS -- OPEN ACCESS

In 2003, the SEC proposed new rules to give significant long-term shareholders greater ability to include their director nominees in management's proxy statement. The SEC proposed a two-step process, which would require certain
'triggering events' to occur before a shareholder nominee may appear on the ballot. One such event is the filing of a shareholder proposal asking for access to the proxy, which is submitted by holders of at least one percent of the shares (owned for at least a year). Such proposal must then be approved by a majority of votes cast. We will consider such proposals on a CASE-BY-CASE basis.

BOARD OF DIRECTORS -- OVER-BOARDED DIRECTORS

To be an effective board member requires a certain time commitment. Many directors serve on more than one board, and do so effectively. However, some directors overextend themselves by serving on a large number of boards. We will
WITHHOLD our votes from directors that sit on more than six boards. We will
WITHHOLD our votes from directors that sit on more than one additional board and also serve as Chief Executive Officer of another company.

BOARD OF DIRECTORS -- REDUCE SIZE

Some shareholders have sought to reduce the size of boards as a cost-cutting measure. However, the costs associated with boards are relatively small, and considerations other than size should be weighed carefully. We will OPPOSE such resolutions.

                                      A-6

BOARD OF DIRECTORS -- SHAREHOLDER ADVISORY BOARD

Shareholders have asked that corporations create a shareholder advisory board to represent the owners' views to the board. Boards with a sufficient number of outside directors should represent the interests of shareholders. We will OPPOSE such resolutions.

BOARD OF DIRECTORS -- STAGGERED TERMS

The annual election of all directors is a necessary part of maintaining accountability to shareholders. Management often proposes a classified board or staggered board terms to maintain control of the board. We will oppose bylaws of this type. We will SUPPORT resolutions to abolish staggered boards.

EMPLOYEE BENEFITS -- CASH BALANCE PENSION PLANS

In the late 1990s, many companies converted their pension plans from traditional defined benefit pension plans to cash-balance plans. Older workers can lose significant pension earnings if their traditional pension is replaced by a cash-balance plan that puts them on an equal earning footing with younger workers. Shareholders have asked companies to give employees the choice of either a defined benefit pension plan or a cash-balance plan. We will SUPPORT these resolutions.

EMPLOYEE COMPENSATION -- EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

In the expectation that companies fostering employee ownership will grow faster, attract and retain higher quality employees, create more employee wealth, and achieve sustained superior performance, shareholders have asked corporation to create and fund ESOPs, and report on employee ownership. We will SUPPORT these resolutions.

EMPLOYEE COMPENSATION -- RELATIVE COMPENSATION LEVELS

A few enlightened companies have set a maximum range they will tolerate between the salaries of their lowest- and highest-paid employees. Shareholders have asked other companies for reports comparing the compensation packages of the average and lowest wage earners to those of top management. We will SUPPORT these resolutions.

MANAGEMENT AND DIRECTORS -- REASONABLE COMPENSATION

We support reasonable compensation packages for managers and directors. In general, we do not regard as reasonable:

     o    Pension plans for outside directors (since they usually benefit from other plans)

     o    Gold or silver parachute plans triggered by a takeover

     o    Total compensation to outside directors exceeding $100,000 per year

     o    Total compensation to chief executive officers exceeding $10,000,000 per year

We will OPPOSE resolutions proposing these or similar compensation schemes and will SUPPORT resolutions proposing that such schemes be submitted to the shareholders for approval. In addition, we will SUPPORT resolutions calling for companies to review and report on executive compensation.

                                      A-7

MANAGEMENT COMPENSATION -- DISCLOSURE

Shareholders have asked companies to disclose the salaries of top management beyond those the SEC requires in the proxy statement. We will SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- EXCESSIVE STOCK OPTION GRANTS TO EXECUTIVES

According to a 1999 study by Northwestern University's Kellogg School of
Management entitled "Unleashing the Power of Employee Ownership," firms with broad-based stock ownership delivered superior stock market performance and profitability relative to peer firms without employee ownership. Shareholders wishing to promote more broad-based employee ownership of their corporations'
stock have asked corporate boards to limit stock options granted to (1) a single individual to no more than 5% of the total options granted in a single year, and
(2) the group of executive officers to no more than 10% of the total options granted in a single year. We will SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- EXECUTIVE SEVERANCE PAY REVIEW

Shareholders have criticized boards of directors that grant retiring executives severance pay packages that significantly exceed the standard benefits granted to other company executives, particularly when the company's financial performance was poor during the executive's tenure. As a result, shareholders have asked boards to prepare reports that summarize and explain the relationship of their executive severance package policies and philosophies to corporate performance, employee morale, and executive performance incentives. We will
SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- HEALTHCARE SYSTEMS AND INSURERS

Healthcare systems and insurers must balance their needs to generate profits against the quality of care they provide their customers. Shareholders have asked for a board level review of executive compensation practices that would lead to tying compensation to the quality of care and/or service given to patients. We will SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- NONFINANCIAL PERFORMANCE

Shareholders have asked companies to review their executives' compensation and report to shareholders on its link not only to financial performance but also to the company's performance on:

     o    Environmental issues

     o    Burma

     o    Improvements in healthcare quality

     o    Exporting U.S. jobs to low-wage countries

     o    Closing the wage gap in the U.S. between workers and top management

     o    Predatory lending

     o    Diversity issues

     o    Social issues generally

                                      A-8

We will SUPPORT these resolutions.

EXECUTIVE COMPENSATION -- PENSION PLAN ACCOUNTING & FINANCIAL TRANSPARENCY

Some corporations use 'pension credits', a projection of the growth of the company's pension plan, as part of its formula for calculating executive compensation and bonuses. Because pension credits reflect neither operating performance nor even actual returns on company pension plan assets, their use can improperly inflate executive compensation. Pension credits are not based on actual investment returns, but on the "expected return" on plan assets and other assumptions set by management. We believe boosting performance pay with pension income also creates incentives contrary to long-term shareholder interests. Such incentive pay formulas could, for example, encourage management to skip cost-of-living adjustments expected by retirees, or to reduce expected retirement benefits.

We will SUPPORT resolutions asking companies to exclude pension credits from the calculation of executive compensation. Several companies including AT&T (in response to a Domini proposal), General Electric, Verizon Communications and
Qwest Communications International Inc. have adopted these proposals.

We will also SUPPORT resolutions asking companies to provide transparent reports to shareholders of profit from real company operations, and/or to use part of their pension fund surplus to adjust retiree pay for inflation.

MANAGEMENT COMPENSATION -- PERFORMANCE-BASED STOCK OPTIONS

Shareholders have asked companies to tie executive compensation more closely to company, rather than stock market, performance through the use of performance-based stock options. Performance-based stock options include indexed stock options, which link option exercise prices to an industry index;
premium-priced stock options, which have exercise prices that are above the market price of the stock on the date of grant; and performance-vesting options, which vest only after the market price of the stock exceeds a target price greater than the market price on the grant date. We will SUPPORT these resolutions.

MANAGEMENT COMPENSATION -- SALARY FREEZE DURING LAYOFFS

Layoffs are generally undertaken as cost-saving measures designed to improve profits and increase the company's long-term competitiveness. However, increasing the pay of corporate officers while asking employees to sacrifice is hypocritical, damaging to a company's culture, and indicative of poor corporate governance. We will SUPPORT resolutions that require companies to freeze the salaries of corporate officers during layoffs and/or until the positive benefits of the layoffs are demonstrated.

MANAGEMENT COMPENSATION -- STOCK OPTION EXPENSING

Current accounting rules do not require companies to expense stock options as a cost in determining operating income. We believe this practice leads to distorted earnings reports, and excessive use of stock options for executive compensation. We will OPPOSE the use of stock options where they are not fully expensed, and SUPPORT shareholder proposals calling for companies to expense stock options in the company's annual income statement.

MANAGEMENT COMPENSATION -- TIE CEO COMPENSATION TO SALARY OF LOWEST-PAID WORKER

Compensation for corporate CEOs has grown at an astonishing pace in recent years, far faster than that for employees in general. Between 1982 and 2001 the average chief executive officer's pay increased from 42 times that of the lowest paid worker to 411 times (Business Week Online, May 6, 2002).

                                      A-9

Shareholders have asked that corporations establish a cap for CEO compensation, tying it to the wage of the lowest-paid workers. We will SUPPORT these resolutions.

In addition, shareholders have asked that corporations prepare a detailed statistical historical report on the salaries of the highest-paid executive and lowest-paid employee. We will SUPPORT these resolutions.

MERGERS AND ACQUISITIONS -- IN GENERAL

Many recent studies have concluded that a sizable majority of mergers and acquisitions fail to deliver shareholder value. Nevertheless, shareholders overwhelmingly approve most mergers and acquisitions. At the same time, significant mergers and acquisitions may entail serious social and environmental risks. For this reason, we will review the potential social and environmental costs of any merger or acquisition along with purely financial considerations.
Although mergers and acquisitions may offer financial, and even social and environmental, benefits, their tendency to under perform, and their potential to do harm, creates the need for special scrutiny on a CASE-BY-CASE basis.

We will OPPOSE any merger or acquisition whose resulting company would not qualify for the Domini 400 Social Index(SM) on exclusionary grounds (for example, we would oppose the acquisition of a holding by a tobacco manufacturer). We will also generally OPPOSE mergers that involve a two-tiered stock offer. When evaluating mergers and acquisitions, in addition to the business case for the deal, where information is available, we will consider the following factors:

     o    The relative social and environmental performance of the two companies;

     o    The impact of the merger on employees, including layoffs and proposed post-merger investments in human resources;

     o    Whether this is a hostile acquisition of a company with a
          substantially unionized workforce by a company with a non-unionized workforce;

     o    The acquiring company's plans for cultural integration of the two companies;

     o    The acquiring company's history of acquisitions;

     o    Executive and board compensation packages tied to successful completion of the merger;

     o    Corporate governance changes as a result of the merger.

In certain industries, such as media, banking, agriculture and pharmaceuticals, we will consider with caution mergers that will create notably high levels of industry concentration, and may weight such considerations heavily in our decision making.

MERGERS AND ACQUISITIONS -- IMPACT OF MERGER

Shareholders have requested companies to present a report on the impact a merger or acquisition has on employment levels, director and executive compensation, philanthropic commitment, and company products. For example, in the case of a bank merger, shareholders have asked what effect the merger will have on community reinvestment activities (CRA). We will SUPPORT these resolutions.

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MERGERS AND ACQUISITIONS -- SHAREHOLDER APPROVAL

Some shareholders have sought to require submission to shareholders of any merger or acquisition, regardless of size. While mergers and acquisitions that decisively change a company's character should be submitted to its owners for approval, we will OPPOSE all-inclusive resolutions since they are both impractical and entail an unnecessary expense.

PROXY VOTING -- CONFIDENTIAL BALLOT

Many companies' proxies bear the name of the shareholder, allowing companies to learn who voted how in corporate elections. Confidential voting is necessary to maintain a proxy voting system that is free of pressure. Shareholders have asked that proxy voting be kept confidential, except in those limited circumstances when the law requires disclosure. We will SUPPORT these resolutions.

RE-INCORPORATION

When a corporation seeks approval from its shareholders to reincorporate into a different jurisdiction, we will review management's rationale, and consider such proposals on a CASE-BY-CASE basis. Occasionally, a corporation will seek to re-incorporate in order to reduce its tax burden, or to shield itself from shareholder or consumer lawsuits. We will OPPOSE re-incorporation into jurisdictions that serve as tax shelters, such as Bermuda, or that significantly reduce legal rights for shareholders and other corporate stakeholders. We will
SUPPORT shareholder proposals to re-incorporate corporations from such jurisdictions.

SHAREHOLDER RESOLUTIONS -- IDENTIFICATION OF PROPONENTS

Shareholders have asked that management fully identify proponents of all shareholder resolutions. We will SUPPORT these resolutions.

SHAREHOLDER RESOLUTIONS -- SUPERMAJORITY VOTES

A company may propose a bylaw requiring that certain types of shareholder resolutions receive a supermajority -- sometimes as much as 80% of the vote --
to be adopted. We will OPPOSE these resolutions.

TAKEOVER -- EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

ESOPs should promote active employee ownership. However, some companies have proposed ESOPs as a way to park stock to avoid a takeover. We will OPPOSE ESOPs not intended and designed to promote active employee ownership.

TAKEOVERS -- STOCK ISSUANCE

Management may seek authorization to issue stock in an effort to avoid a takeover. We will OPPOSE these resolutions.

SOCIAL AND ENVIRONMENTAL ISSUES

SUSTAINABILITY REPORTS

Concerned investors increasingly believe that the long-term financial health of a corporation is tied to the economic sustainability of its workers and the communities in which they operate, source, and sell their products.
Consequently, these investors have sought to analyze corporate financial, social, and

                                      A-11

environmental performance, and have asked corporations to prepare sustainability reports detailing their firms' records in these areas. Some shareholders have requested that companies prepare such reports using the sustainability guidelines issued by the Global Reporting Initiative (GRI). We will support resolutions requesting these reports.

COMMUNITY

ACCESS TO PHARMACEUTICALS -- DISCLOSURE OF INCENTIVES TO PHARMACEUTICAL
PURCHASERS

Drug companies have provided doctors, pharmacy benefit managers, and other pharmaceutical purchasers rebates, payments, and other incentives to purchase their drugs. These incentives are often hidden, and are therefore not passed on to patients. According to a US News & World Report article entitled "When Is a
Rebate a Kickback?", some estimate that these payments add up to approximately
10% of the $122 billion Americans spend on drugs annually. Shareholders have called on pharmaceutical companies to issue reports disclosing the extent and types of incentives they use to influence pharmaceutical purchasers to select their drugs. We will SUPPORT these resolutions.

ACCESS TO PHARMACEUTICALS -- ETHICAL CRITERIA FOR DRUG PATENT EXTENSIONS

According to a May 2002 study by the National Institute for Health Care
Management, two-thirds of drugs approved by the FDA during the period 1989-2000 were modified or identical versions of existing drugs. Patents on these "me too"
drugs extend the time it takes for generic drugs to come to market, which are lower in cost but equally effective alternatives to brand names. Shareholders have called into question the ethics of effectively extending the patents on existing drugs, and are concerned about the negative effects of this practice on their companies' reputations and on consumers' access to needed treatments.

We will support resolutions asking companies to develop ethical criteria for the extension of patents on prescription drugs and to issue reports on the implications of such criteria.

CABLE COMPANIES AND PORNOGRAPHY

The availability and the level of graphic, sexually explicit, and/or obscene content on cable channels is expanding. This "mainstreaming" of pornography has become a source of serious concern for some shareholders on both social and financial grounds. Among other things, shareholders have asked cable companies to:

     o    Outline the business case for their increasing distribution of pornography

     o    Review policies governing content decision-making for cable operations

     o    Assess the potential legal issues and financial liabilities posed by possible violations of local obscenity laws and lawsuits from individuals and communities.

We will SUPPORT these resolutions.

CITIZEN INITIATIVES -- NONINTERFERENCE BY CORPORATIONS

According to the Supreme Court, large corporations have a constitutional right to participate in initiative campaigns. However, their financial contributions can and do defeat citizen initiative campaigns for environmental protection, recycling, sustainable resource use, and right to know laws. Shareholders have asked corporations to refrain from contributing to initiative campaigns unless a competitor would gain a competitive advantage from it. We will SUPPORT such resolutions.

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COFFEE CRISIS REPORT

In the early 2000s, the price of coffee beans reached all-time lows, preventing small farmers from earning enough to cover their costs of production. This crisis in the global coffee market has pushed thousands of small coffee farmers to the brink of starvation, with many abandoning their farms out of desperation.
In addition, nations that depend on coffee income have had to cut back on essential social services. The move to plantation-grown coffee, which has exacerbated the plight of small farmers, threatens the environment as well. The crisis presents significant reputational risks to corporations that roast and sell coffee, as they become associated with this humanitarian crisis.
Shareholders have asked companies to report on their policies related to the steep decline in coffee prices, and their response to the crisis. We will
SUPPORT these proposals.

CONFIDENTIALITY OF PERSONAL INFORMATION

The outsourcing of white-collar jobs overseas has prompted concerns over the enforceability of U.S. laws to protect confidential data of customers and patients. Some shareholders have called on companies to report on policies and procedures to ensure all personal and private customer information remains so even when business operations are outsourced overseas, contracted or subcontracted. We will SUPPORT these resolutions.

CORPORATE WELFARE

Corporate welfare, according to a Time magazine article on the subject, is "any action by local, state or federal government that gives a corporation or an entire industry a benefit not offered to others." Federal corporate welfare payments in 1998 reportedly equaled 26% of total 1998 after-tax corporate profits in the U.S. Government officials, business leaders, shareholders, and others worry that corporate welfare leads to unfair market competition and softens the ability of American businesses to compete. We will SUPPORT resolutions that ask corporations to report the corporate welfare benefits they receive.

EQUAL CREDIT OPPORTUNITY

Access to capital is essential to participating in our society. The Equal Credit
Opportunity Act prohibits lenders from discriminating with regard to race, religion, national origin, sex, age, and the like.

Shareholders have asked for:

     o    Reports on lending practices in low/moderate income or minority areas and on steps to remedy mortgage-lending discrimination.

     o    The development of fair lending policies that would ensure access to credit for major disadvantaged groups and require annual reports to shareholders on their implementation.

     o    The development of policies to ensure that the firm does not securitize predatory loans.

     o    Specific actions to prevent predatory lending. (The subprime lending industry has been the subject of widespread criticism for systemic abuses known collectively as predatory lending. Predatory lending includes the charging of excessive rates and fees, failing to offer borrowers with good credit interest rates that reflect their sound credit records, requiring borrowers to give up their full legal rights by agreeing to mandatory arbitration as a condition of receiving the loan, and paying large prepayment penalties that make refinancing loans prohibitively expensive. These practices have disproportionate impact on low-income, elderly, and minority borrowers.)

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     o    The application by nonfinancial corporations, such as auto companies, of Equal Credit Opportunity Act standards to their financial subsidiaries.

     o    The application of domestic Community Reinvestment Act standards to emerging market countries.

We will SUPPORT these resolutions.

INSURANCE COMPANIES AND ECONOMICALLY TARGETED INVESTMENTS

Economically targeted investments (ETIs) are loans made to low- to moderate-income communities or individuals to foster, among many things, small businesses and farms, affordable housing, and community development banks and credit unions. At present, insurance companies put less than one-tenth of one percent of their more than $1.9 trillion in assets into ETIs. Shareholders have asked for reports outlining how insurers could implement an ETI program. We will
SUPPORT these resolutions.

LAND PROCUREMENT

Retail firms, particularly 'big-box retailers' can have a significant negative impact on local communities, permanently altering the character of the community's economy and environment. Controversies that arise as a result may negatively impact the company's reputation and ability to attract consumers. We will SUPPORT shareholder proposals asking such companies to develop socially and environmentally sensitive land-procurement policies, and to report to shareholders on their implementation.

Occasionally corporations locate facilities on sites of archeological or cultural importance. Local citizens often protest such plans. Shareholders have asked companies to:

     o    Prepare a report on the impact of its plans in culturally sensitive sites;

     o    Develop policies that would ensure the preservation of communities cultural heritage and the natural environment;

     o    Consult with affected communities on development plans;

     o    Maintain high ethical standards when working with governments and partners;

     o    Cease their operations on these sites once operations have begun.

We will SUPPORT these resolutions.

LOWER DRUG PRICES

Millions of Americans have severely limited or no practical access to crucial prescription drugs because they are either uninsured or underinsured. In addition, shareholders have criticized pharmaceutical companies for using a two-tiered pricing system through which retail purchasers are charged significantly more for drugs than are group purchasers like HMOs and federal government agencies. As a result, the underinsured and uninsured must often pay higher prices for the same drugs than their adequately insured counterparts. We will support resolutions asking companies to implement and report on price restraint policies for pharmaceutical products.

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OVER-THE-COUNTER (OTC) DERIVATIVES RISK

Alan Greenspan, the Federal Reserve Chairman, and others in the investment world have expressed concern over the negative impact of derivatives trading, and the extensive use of derivatives throughout the economy. To evaluate the credit risks associated with exposure to the derivatives market, shareholders have requested financial companies to provide adequate disclosure of the collateral for over the counter derivatives. We will support these resolutions.

POLITICAL CONTRIBUTIONS & NONPARTISANSHIP

Even after the passage of the Bipartisan Campaign Reform Act, which banned federal soft-money contributions by corporations, concerns still remain about corporate involvement in the political process. For example, state regulations regarding political contributions vary widely, and it can be very difficult, if not impossible, to obtain an accurate picture of a corporation's political involvement. In addition, concerns have been raised regarding corporate
Political Action Committees, which are established to collect political contributions from employees. Shareholders have asked boards of directors to establish corporate political contributions guidelines and reporting provisions, and to produce reports detailing the use of corporate resources for political purposes. We will SUPPORT these resolutions.

We will also SUPPORT proposals advancing principles of corporate nonpartisanship, for example, requesting corporations to refrain from devoting resources to partisan political activities or compelling their employees to contribute to or support particular causes.

PUBLIC INTEREST OBLIGATIONS

The Federal Communications Act of 1934 requires media companies utilizing the publicly owned airwaves to act as a public trustee, and to fulfill a public interest obligation. Shareholders have asked media companies to report on their activities to meet their public interest obligations. We will SUPPORT such proposals.

QUALITY OF HEALTHCARE

Many communities are increasingly concerned about the ability of for-profit healthcare institutions to provide quality healthcare. Shareholders have asked corporations operating hospitals for reports on the quality of their patient care. We will SUPPORT these resolutions.

REDLINING

"Redlining" is the systematic denial of services to an area based on its economic or ethnic profile. The term originated in banking, but the same practice affects businesses as different as insurance companies and supermarkets. Shareholders have asked management to appraise their lending practices and develop policies to avoid redlining.

Shareholders have also asked insurance companies to develop "fair housing"
policies that would assure adequate homeowner insurance protection in low-income neighborhoods. We will SUPPORT these resolutions.

RIDE SAFETY

The U.S. Consumer Product Safety Commission (CPSC) report Amusement Ride-Related
Injuries and Deaths in the United States: 1987-1999 states that 7,000 people were treated in the hospital in 1999 for injuries related to amusement parks. In addition, such injuries increased over the time period investigated by 95%, while attendance increased by only 7%. No federal regulation of amusement parks currently exists, and parks in many states are not required to report on injuries caused by rides. Shareholders have

                                      A-15

filed resolutions asking companies to report on company policies for ride safety, medical response, and reporting of injuries related to amusement park rides. We will SUPPORT these resolutions.

DIVERSITY

Note: See also "Board of Directors-- Diversity" in our Corporate Governance
section.

EQUAL EMPLOYMENT OPPORTUNITY AND AFFIRMATIVE ACTION REPORT

All corporations have the power to promote equality in the workplace and the marketplace. Shareholders have asked for reports that may include:

     o    A chart identifying employees by sex, race, and the various job categories defined by the EEOC;

     o    A description of affirmative action policies and programs in place;

     o    The company's Form EEO-1 disclosure report;

     o    A report on the percentage of hires during the previous year who were persons with disabilities;

     o    A description of programs designed to increase the number of women and/or minority managers;

     o    A description of programs designed to increase the number of persons employed with disabilities;

     o    A description of how the company is working to eliminate "glass ceilings" for female and minority employees;

     o    A report on any material litigation facing the company concerning diversity-related controversies;

     o    A description of how the company publicizes its affirmative action policies and programs to suppliers and service providers; and/or

     o    A description of programs directing the purchase of goods and services from minority- and/or female-owned businesses.

We will SUPPORT these resolutions.

EQUALITY PRINCIPLES ON SEXUAL ORIENTATION

In 1995, a coalition of advocacy groups and businesses, primarily in financial services, developed the Equality Principles on Sexual Orientation. The principles call on companies to:

     o    Adopt written prohibitions against discrimination in employment based on sexual orientation;

     o    Recognize and grant equal status to employee groups formed to address sexual orientation issues in the workplace;

     o    Include sexual orientation issues in diversity training;

     o    Grant spousal benefits to domestic partners, regardless of sexual orientation;

     o    Refrain from using negative stereotypes of sexual orientation in advertising; and

                                      A-16

     o    Practice nondiscrimination in the sale of goods and services and the placement of advertisements.

Shareholders have asked for reports on the implementation of the Principles. We will SUPPORT these resolutions.

PAY EQUITY

Historically women have not received comparable wages for comparable work in many sectors of our economy, although national legislation requires that they be comparably compensated. Shareholders have asked for reports that companies undertake studies to assure that all women and minorities are paid comparably with their counterparts. We will SUPPORT these resolutions.

RACIAL STEREOTYPES IN ADVERTISING

Racial stereotyping persists in advertising and team logos. The most notorious of these is the Cleveland Indians' "Chief Wahoo." Shareholders have asked companies to display more sensitivity toward the images they present. We will
SUPPORT these resolutions.

ENVIRONMENT

ADOPT GLOBAL ANIMAL WELFARE STANDARDS

Shareholders have asked restaurants and other corporations to adopt animal welfare standards for their operations worldwide, and to report these standards to shareholders. We will SUPPORT these resolutions.

CERES PRINCIPLES

The Coalition for Environmentally Responsible Economies (CERES) was formed in
1989 in the wake of the Exxon Valdez disaster.

It developed a set of ten principles, now called the CERES Principles, to guide corporate decisions that affect the environment. By subscribing to the
Principles, a company commits itself to:

     o    Work toward positive goals such as sustainable use of natural resources, energy conservation, and environmental restoration;

     o    Set definitive goals and a means of measuring progress; and

     o    Inform the public in an environmental report published in the format of a CERES Report.

Shareholders have submitted resolutions asking corporations to study the
Principles or to endorse them. We will SUPPORT these resolutions.

CO(2) AND CLIMATE CHANGE

Shareholders have become increasingly concerned about the potential climate-changing effects of greenhouse gas emissions (GHG emissions) from their companies' operations and products. They have focused particular attention on electric utility, oil, manufacturing, and insurance companies. Some shareholders have asked electric utility companies for reports on policies, programs, and progress to date in helping ratepayers conserve energy and in using benign sources of electricity to reduce CO(2) emissions. Others have asked oil, electric utility, and manufacturing companies to report on GHG emissions from their operations and products, and their progress towards reducing such emissions. Shareholders have also asked property and casualty insurance industry firms to report on their exposure to potentially

                                      A-17

catastrophic risks from natural disasters brought on by worldwide climate change. We will SUPPORT these resolutions.

ENVIRONMENTAL HAZARDS TO COMMUNITY

The public has a right to know whether a company uses substances that pose an environmental health or safety risk to a community in which it operates.
Shareholders have asked companies to make information about these risks available to enable surrounding communities to assess a facility's potential impact. We will SUPPORT these resolutions.

ENVIRONMENTAL REPORTS

Shareholders have asked companies to prepare general reports (often using the
CERES Report as a guide) describing company programs, progress, and future plans in the environmental area. Such resolutions may also ask the company to (1)
disclose environmental liabilities in a somewhat clearer fashion than the SEC requires, (2) report on toxic emissions, or (3) disclose the environmental impact of the company's operations on biodiversity. Other requests have focused on specific environmental problems, such as hazardous waste sites. Shareholders have also asked for reports on the environmental and occupational standards that companies require of their suppliers and vendors. We will SUPPORT these resolutions.

ENVIRONMENTAL STANDARDS FOR INTERNATIONAL ELECTRONICS INDUSTRY SUBCONTRACTORS

The manufacture of semiconductors requires extensive use of toxic chemicals and the use and discharge of large amounts of water. Shareholders have asked certain large U.S. electronics products companies to report on their policies for monitoring the environmental records of their major overseas suppliers. We will
SUPPORT these resolutions.

GENETICALLY ENGINEERED (GE) AGRICULTURAL PRODUCTS

There is growing concern that GE foods may be harmful to humans, animals, or the environment. There is also concern that any detrimental impact on public health and the environment resulting from these foods may expose companies to substantial financial liabilities. Shareholders have asked companies to delay marketing GE foods until testing proves these products to be safe over the long term. They have also asked companies that are currently marketing GE foods to
(1) label them as such; (2) adopt a policy to phase them out; (3) report on the financial and environmental costs, benefits, and risks associated with the production and consumption of these products; and/or (4) report on the feasibility of phasing them out, unless long-term testing proves them safe to humans, animals, and the environment. We will SUPPORT these resolutions.

NO MINING OR EXPLORATION AND PRODUCTION IN CERTAIN ENVIRONMENTALLY SENSITIVE
REGIONS

Certain regions of the U.S., such as the Arctic National Wildlife Refuge or the
Okefenokee National Wildlife Refuge, are particularly environmentally sensitive.
Shareholders have asked natural resource extraction companies to adopt a policy of not exploiting these regions. We will SUPPORT these resolutions.

PAPER PRODUCTION AND USE -- CHLORINE BLEACHING

The insatiable demand for paper has led to clear-cutting of forest for pulp and the use of chlorine bleaching to achieve whiteness in the end product. As both these practices have dire environmental consequences, shareholders have asked paper manufacturers to report on plans to phase out the production of paper using these processes. In addition, shareholders have also asked companies to report

                                      A-18

on steps taken to eliminate the use of chlorine bleaching in the production of their products. We will SUPPORT these resolutions.

PAPER PRODUCTION -- TELEPHONE DIRECTORIES

Some producers of telephone books use paper derived from virgin rainforests.
Since alternative sources of paper exist, shareholders have asked publishers to phase out the use of paper from these sources. We will SUPPORT these resolutions.

PHASE OUT MERCURY-CONTAINING DEVICES

Mercury, a bioaccumulative neurotoxin contained in such devices as thermometers and sphygmomanometers, poses a significant threat to public health. We will
SUPPORT resolutions asking corporations to phase out their production and/or sale of mercury-containing devices.

PVCS (POLYVINYL CHLORIDE PLASTICS), PHTHALATES

PVCs are environmentally hazardous throughout their life cycle (production, use, and disposal). Dioxin, a known human carcinogen, is created during the production of PVC feedstocks, as well as when PVCs are burned in waste incinerators. Among other things, dioxin has been linked to endocrine disruption, reproductive abnormalities, neurological problems, and infertility in humans and animals. In addition, large amounts of chemicals called
"phthalates" are used to manufacture flexible PVC products. A commonly used phthalate plasticizer called di-ethylhexyl-phthalate (DEHP) is a probable reproductive toxicant, as well as a toxicant of the liver and kidney.

PVCs are the primary component in 25% of all medical products. These include IV, blood, and enteral feeding bags; oxygen tubing and masks; dialysis tubing;
enteral feeding tubes; examination gloves; and sterile packaging. Many non-PVC medical supplies (IV bags, gloves, plasma collection bags, and containers) are currently available and others (tubing, film for collection bags, and blood bags) are under development. We will SUPPORT resolutions asking companies to phase out the manufacture of PVC- or phthalate-containing medical supplies where safe alternatives are available.

PVCs are also extensively used in building materials such as furniture and floor coverings. We will SUPPORT resolutions asking companies to report on the risks, financial costs, and benefits, and environmental and health impacts of the continued use of PVCs in these types of products.

POLLUTION PREVENTION, RECYCLING, AND PRODUCT LIFE-CYCLE RESPONSIBILITY

Implementation of pollution-prevention and recycling programs results in clear benefits to corporations, shareholders, and the environment. Shareholders have asked corporations in environmentally risky industries to adopt a policy requiring each major facility to conduct an annual review of pollution-prevention measures. Shareholders have also asked companies to adopt and report upon plans for the virtual elimination from their operations of certain pollutants that cause severe environmental harm. Others have asked corporations to increase the use of recycled materials in their production processes and/or to implement a strategy encouraging consumers to recycle company products. In addition, shareholders are increasingly asking companies to commit to taking responsibility for the environmental impact of their products during their entire life cycles and to report on the initiatives they use to achieve this objective. We will SUPPORT these resolutions.

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RENEWABLE FUELS AND ENERGY EFFICIENCY

Burning coal and oil contributes to global climate change, acid rain, deteriorating air quality, and related public health and environmental problems.
In addition, the use of nonrenewable fuels such as oil and coal is, by definition, an unsustainable business practice. Corporations can significantly reduce their negative impact on the environment by implementing more energy-efficient manufacturing processes and marketing more energy-efficient products. They may also do so through creating products and manufacturing processes that utilize renewable energy sources, several of which are currently cost-competitive. In addition, energy companies can help by increasing their investments in the development of renewable energy sources.

We will SUPPORT resolutions asking corporations to develop products and operations that are more energy-efficient and/or that rely on renewable fuel sources. We will also SUPPORT resolutions asking energy companies to increase their investments in the development of renewable energy sources.

REVIEW POLICY ON SALE OF PRODUCTS CONTAINING OLD-GROWTH TIMBER

Old-growth forests are disappearing rapidly around the world. They represent critically important ecological assets that must be preserved for future generations. Companies selling products containing wood from old-growth forests are contributing to the destruction of these forests. Shareholders have asked retail firms to review their policies on the sale of products containing wood from old-growth forests and to develop and implement comprehensive policies prohibiting the harvest and trade in products from old growth and endangered forests. We will SUPPORT these resolutions.

RISKS LINKED TO WATER USE

There is a need for long-term corporate water use strategies. Corporations are exposed to the following risks linked to water use:

     o    Increasing water costs;

     o    Increasing competition for water supplies;

     o    Conflicts with local communities over water rights; and

     o    Risk of disruption of water supplies and its impact on business operations.

In particular, social investors are concerned with companies involved in the bottled-water industry. These companies risk the potential of being involved in water rights disputes with local communities. We will SUPPORT resolutions requesting companies to report on the business risks associated with water use and its impact on the corporation's supply chain, and steps taken to mitigate the impact on water supplies of communities near company operations.

USE OF PARABENS IN BEAUTY PRODUCTS

Parabens, used as preservatives in beauty products, have been identified as estrogenic chemicals. Estrogenic chemicals are those that mimic the action of estrogen, a hormone that has been shown to control the growth of breast cells.
In addition, it has also been shown that exposure to external estrogens, those not naturally produced by the body, increase the risk of breast cancer. The
National Research Council has determined that certain synthetic chemicals that mimic the function of estrogen are associated with adverse effects on the reproductive health of wildlife and other animals. There is substantial

                                      A-20

scientific evidence to suggest that increased exposure to substances that behave like estrogen in the body may elevate an individual's risk of developing cancer.

We will SUPPORT resolutions asking companies to report on the feasibility of removing, or substituting with safer alternatives, all parabens used in their products.

HUMAN RIGHTS

AFFORDABLE HIV/AIDS, TUBERCULOSIS, MALARIA, AND OTHER DRUGS FOR DEVELOPING
COUNTRIES

As of December 2000, approximately 90% of the 36.1 million people living with
HIV/AIDS resided in developing countries. Tuberculosis (TB), a disease that is frequently a complication of AIDS, claims approximately 2 million lives annually and is the world's leading infectious killer. Malaria similarly claims approximately 1.1 million lives.

Shareholders have called on pharmaceutical companies in industrialized nations to develop and implement a policy to provide HIV/AIDS, TB, malaria, and other drug treatments in ways that the majority of people affected by these diseases in developing countries can afford. These resolutions are intended to help provide relief to developing countries that are gravely suffering from these epidemics and to protect the intellectual property of their companies' products in order to ensure their long-term profitability. We will SUPPORT these resolutions.

AIDS -- IMPACT OF AIDS ON OPERATIONS

The World Health Organization (WHO) reported that sub-Saharan Africa has one of the highest rates of AIDS and one of the lowest percentages of infected populations receiving treatment. UNAIDS, the Joint United Nations Programme on
HIV/AIDS, stated that in order to achieve sustainable development in these regions, both the government and the private sector need to address the local
AIDS epidemic. The private sector can do so through the provision of comprehensive workplace health coverage, counseling, testing, and treatment programs. We will SUPPORT resolutions that call for corporate reports on the impact of AIDS on operations in sub-Saharan Africa.

BURMA

The Burmese military dictatorship has been accused of serious, ongoing human rights violations. The behavior of the Burmese government has led to international censure and, in the case of the United States, government sanctions. In July 2003, the US government passed legislation (the Burmese
Freedom and Democracy Act) making it illegal to import goods and services from
Burma. Most large investments in Burma must be made through joint ventures with the military dictatorship, thus providing income to a regime that has committed gross violations of human rights. Shareholder resolutions relating to Burma include:

     o    Requests for comprehensive reports on corporate operations or investments in Burma;

     o    Requests for reports on the costs -- both tangible and intangible --
          to companies attributable to their being boycotted for doing business in Burma; and

     o    Demands that companies terminate all operations or investments in
          Burma.

We will SUPPORT these resolutions.

                                      A-21

CHINA -- HUMAN RIGHTS CRITERIA

Resolutions introduced in Congress have called for U.S. corporations with operations in the People's Republic of China to follow certain principles in doing business there. These principles commit companies to, among other things, promote freedom of expression and freedom of association among employees, to use production methods that do not risk harm to the environment, and to prohibit the presence of the Chinese military on the premises. We will SUPPORT resolutions asking companies to adopt these principles.

Shareholders have submitted resolutions asking companies in certain key industries, such as nuclear power, not to begin new operations in China until the country improves its human rights record. They have also submitted resolutions asking financial services companies transacting business in China to report on the impact such transactions have on human rights and the environment.
We will SUPPORT these resolutions.

CHINA -- PRISON LABOR

The widespread belief that the government of China uses forced labor from its prison system to produce goods for export to the U.S. and elsewhere has spawned a number of general resolutions on where and how companies do business overseas
(see above). Some shareholders, however, have asked for specific reports on business operations in China. We will SUPPORT these resolutions.

CHOOSING WHERE AND HOW TO DO BUSINESS

Companies choose where they will do business, where they will operate their factories, where they will subcontract their work or buy finished goods, and where they will extract natural resources. Shareholders have asked companies to develop guidelines for these choices that include consideration of a regime's human rights record. We will SUPPORT these resolutions.

GLOBAL COMPANIES -- STANDARDS OF CONDUCT

Global manufacturing, resource extraction, financial services, and other companies face complex issues arising from the diverse cultures and political and economic contexts in which they operate. Shareholders have asked companies to develop, adopt, and continually improve codes of conduct to guide company policies, programs, and operations, both within and outside their cultures of origin, and to publicly report these policies. Shareholders believe these codes should include policies designed to ensure the protection of the environment and human rights, the payment of just wages, the maintenance of safe working conditions, the avoidance of child and forced labor, and freedom of association.
Shareholders often ask companies to adhere to policies that conform to the
International Labor Organization's Core Conventions and the United Nations
Universal Declaration on Human Rights. We will SUPPORT these resolutions.

GLOBAL COMPANIES -- STANDARDS FOR VENDORS

The outcry against the use of offshore sweatshops by U.S. retailers has many origins. Underlying those protests, however, is a common assumption: U.S.
corporations have the power to alter the conditions under which their vendors operate. Shareholders have asked companies for reports describing their vendor standards, focusing especially on the workers' right to organize, working conditions, and worker compensation. They have also asked for (1) companies to use external, independent monitoring programs to ensure that their vendors comply with their vendor standards; and (2) reports on companies' efforts to assure that they are not doing business with contractors that use forced labor, child labor, or otherwise have abusive working conditions. We will SUPPORT these resolutions.

                                      A-22

INDONESIA

Persistent reports indicate that textile and footwear factories in Indonesia subject their workers to exploitive techniques. Workers' protests have ended in the face of military force, and union members and organizers have been fired for their troubles. Shareholders have asked that companies adopt standards to guide their vendors' operations in Indonesia and use independent monitors to protect their vendors' workers. We will SUPPORT such resolutions.

INFANT FORMULA

Nutrition researchers have learned that substitution of infant formula for breast milk increases health risks to children. Shareholders have asked companies that produce infant formula to endorse the WHO/UNICEF Code of
Marketing for Breast-Milk Substitutes. We will SUPPORT these resolutions.

INTERNATIONAL FINANCIAL STABILIZATION

Instability in international financial markets can lead to crises that fall heavily upon the developing consumer markets through the loss of jobs and higher prices for essential goods. An unstable market can also threaten the long-term profitability of corporations through their exposure to these markets and through the loss of markets. Corporations, particularly financial institutions, can play an important role in promoting international financial stability.
Shareholders have asked corporations to restrain their short-term lending and their exposure of other financial instruments to emerging market countries, highly leveraged institutions, and poorly regulated banking centers, and to promote and support similar regulatory measures proposed by coordinating bodies like the IMF. We will SUPPORT these resolutions.

INTERNATIONAL LENDING AND ECONOMIC DEVELOPMENT

Programs enforced by the IMF and World Bank are supposed to help developing countries repay loans, but considerable evidence indicates their effects include:

     o    Encouraging capital flight from less economically developed countries;

     o    Eroding human and natural resources;

     o    Encouraging the inefficient use of capital;

     o    Decreasing spending for health, education, and housing; and

     o    Undermining a country's long-term capacity to repay its debts.

To help remedy these matters, shareholders have asked financial services companies to develop criteria for the evaluation, support, and use of intermediaries capable of promoting appropriate development in emerging economies. Others have asked for the disclosure of the criteria used in extending loans to developing countries so as to avoid adding to their $1.3 trillion debt to industrialized countries. Shareholders have also asked companies to cancel debts owed to them by developing countries, particularly those designated as Heavily Indebted Poor Countries by the World Bank and the
IMF. Still others have asked for information on structural adjustment programs.
We will SUPPORT these resolutions.

                                      A-23

JUSTICE FOR INDIGENOUS PEOPLES

Shareholders have asked natural resource extraction companies to report on their operations on indigenous lands and to address the impact and implications of their activities on both the land and the people. Shareholders have also asked these companies to cease operations on indigenous lands that have an adverse environmental, socioeconomic, or human rights impact on the local population. We will SUPPORT these resolutions.

MEXICO -- MAQUILADORAS

Maquiladoras are facilities operated by U.S. companies just south of the
U.S.-Mexico border. There, Mexican workers-- paid a fraction of what U.S.
workers would require to subsist-- assemble parts made in the U.S. and ship the finished goods north. Shareholders may ask management to:

     o    Initiate a review of its maquiladora operations, addressing issues such as environmental health and safety, or fair employment and wage practices, as well as standards of living and community impact; and

     o    Prepare a report with recommendations for changes in light of the findings

We will SUPPORT these resolutions.

MONEY LAUNDERING

In order to prevent money laundering, shareholders have asked financial institutions not to engage in financial transactions, including no correspondent or payable-through accounts, for any financial institution that is not willing to provide the identity and address of the participants in transactions or relationships or the identity of the beneficial ownership of funds. We will
SUPPORT these resolutions.

NIGERIA, CHAD, AND CAMEROON

Corruption and instability have historically plagued the governments of Nigeria,
Chad, and Cameroon. Human rights groups have denounced these countries' human rights records. Shareholders have asked companies with operations in these states to report on their businesses there and their relationships with the government, or to develop guidelines for their operations in that country. We will SUPPORT these resolutions.

NORTHERN IRELAND -- MACBRIDE PRINCIPLES

The International Commission of Jurists has cited employment discrimination as one of the major causes of conflict in Northern Ireland. Shareholders have asked companies to make all lawful efforts to implement and/or increase activity on each of the nine MacBride Principles (equal employment opportunity principles).
We will SUPPORT these resolutions.

QUESTIONABLE OVERSEAS PAYMENTS

U.S. corporations can provide valuable goods and services to developing countries that help them attain a higher standard of living. At the same time, corporations doing business in these countries must be certain they are not violating provisions of the Foreign Corrupt Practices Act that prohibit the accepting of bribes and other questionable payments. Shareholders have asked companies to audit their foreign contracts to assure that no violations of the
Foreign Corrupt Practices Act are occurring. We will SUPPORT these resolutions.

                                      A-24

SOUTH AFRICA

We immediately answered Nelson Mandela's October 1993 call to reinvest in South
Africa by removing our prohibitions on investments in companies with operations there. However, pressure on American corporations with any business, even indirect, in South Africa remains an effective tool for human rights advocates.
U.S. shareholders have advocated responsible investment in the country and have asked companies to commit themselves to uphold the South African Council of
Churches Code of Conduct for corporations doing business there. We will SUPPORT these resolutions.

TIBET

Since 1950, China has occupied Tibet. Human rights activists have protested
China's policies and practices in that country. From within Tibet there has been substantial opposition to Chinese rule. Shareholders have asked corporations to review plans for operating in Tibet in light of their policies on human rights.
We will SUPPORT these resolutions.

MILITARISM AND VIOLENCE

COMMITMENT TO PEACE AND TO PLANNING FOR PEACETIME PRODUCTION

With the end of the Cold War, defense contractors should turn their attention to nonmilitary markets and to converting military technology to civilian uses.
Shareholders have asked for reports on military sales, conversion of military production to civilian purposes, and diversification plans to civilian production. We will SUPPORT these resolutions.

HANDGUN SALES

Violence in the U.S. has increasingly become a major concern. Tens of thousands of Americans die annually due to gunfire, including many children. Restricting easy access to guns is one way of reducing the possibility of gun violence. We will SUPPORT resolutions that ask certain mainstream retail companies to stop selling handguns and related ammunition, and to return all handgun inventories and related ammunition to their manufacturers.

VIOLENCE ON TELEVISION

Children's television programming recently set an all-time record of 32 violent acts per hour. By the time children finish elementary school, on average they have watched 8,000 murders and 100,000 acts of violence. Shareholders have asked media companies and program sponsors for reports on standards for television program production and mechanisms for monitoring violent programming. We will
SUPPORT these resolutions.

WORKPLACE VIOLENCE

According to the Bureau of Labor Statistics Census of Fatal Occupational
Injuries,

15% of fatal work injuries were caused by homicide in 1999. The Bureau also reported that violent acts were the second leading cause of workplace fatalities among female workers in 1999, accounting for 33% of such fatalities. In keeping with the recommendations of the U.S. Occupational Safety and Health
Administration, shareholders have asked corporations to develop violence prevention programs in the workplace. We will SUPPORT these resolutions.

                                      A-25

TOBACCO

INSURANCE AND HEALTHCARE COMPANIES INVESTING IN TOBACCO

Shareholders have asked insurance and healthcare company boards to report on the appropriateness of investments in the tobacco industry. They have also asked for reports on the impact of smoking on benefit payments for death, disease, and property loss. Shareholders have also asked insurance companies and healthcare providers not to invest in the stocks of tobacco companies. We will SUPPORT these resolutions.

LIMITATION ON TOBACCO SALES TO MINORS AND OTHERS

In the United Kingdom, social investors with a tobacco screen eliminate supermarket chains because they sell cigarettes. U.S. investors have focused on tobacco product manufacturers, not retailers. (Domini Social Investments will not invest in corporations that derive more than 15% of their revenues from the sale of tobacco products.) However, U.S. shareholders have submitted resolutions asking management of grocery chains, convenience stores, service stations, and pharmacies to implement programs to ensure that they do not sell tobacco products to minors, to restrict the promotion and marketing of tobacco products both in the U.S. and abroad, and/or to stop selling them altogether. In addition, shareholders have asked tobacco companies (which the Domini 400 Social
Index(SM) does not include) to limit sales of tobacco products to youth in developing countries and to tie executive compensation to the company's success in achieving federally mandated decreases in teen smoking. Shareholders have also asked tobacco companies to adopt a policy of alerting pregnant women to the dangers of smoking. We will SUPPORT these resolutions.

SALES OF NON-TOBACCO PRODUCTS TO TOBACCO INDUSTRY

Shareholders have asked companies making significant sales of non-tobacco products to the tobacco industry to study the effects of ending these transactions or to stop immediately. Shareholders have also asked companies to study the health impact of certain products sold to the tobacco industry that become part of tobacco products. We will SUPPORT these resolutions.

SMOKE-FREE RESTAURANTS

Exposure to secondhand smoke from cigarettes can be harmful to the health of nonsmokers. An increasing number of restaurants are banning smoking on their premises. Shareholders have asked restaurant companies to adopt a smoke-free policy. We will SUPPORT these resolutions.

TOBACCO ADVERTISING

Tobacco is among the most heavily advertised products in the U.S. Shareholders have asked media companies that profit from cigarette advertising to:

     o    Develop policies and practices that would ensure that cigarette advertising is not manipulative or misleading;

     o    Voluntarily adopt the 1996 Food and Drug Administration regulations pertaining to tobacco advertising;

     o    Assure that tobacco ads are not youth-friendly;

     o    Assess the financial impact of refusing to run tobacco ads;

                                      A-26

     o    Develop counter-tobacco ad campaigns funded from the revenues they receive from tobacco advertising; and

     o    Prepare reports that address the media's role in encouraging smoking, particularly among children.

Shareholders have also asked media firms to review and report on the ways in which smoking is portrayed in films and television programming. We will SUPPORT these resolutions.

TOBACCO SMOKE IN THE ENVIRONMENT

The hazards of tobacco smoke in the environment -- particularly indoors -- are well documented. Shareholders have requested that a company refrain from efforts to undermine legislation geared toward restricting smoking in public places.
Shareholders have also asked restaurant and airline companies to adopt smoke-free policies and they have requested that new fast-food franchises'
facilities be smoke-free. We will SUPPORT these resolutions.

II.  DOMINI SOCIAL INVESTMENTS' PROXY VOTING PROCEDURES

These Procedures are designed to ensure that all proxies for which Domini Social
Investments LLC ("Domini") has voting authority are cast in the best interests of our clients and Domini Funds' shareholders, to whom we owe a fiduciary duty.

Domini has contractually delegated the implementation of its voting policies to two unaffiliated third parties -- KLD Research & Analytics, Inc. ("KLD") and
Social Investment Research Services ("SIRS"), a division of Institutional
Shareholder Services, as described below. Domini retains oversight of the proxy voting function through an internal Proxy Voting Committee, chaired by Domini's
General Counsel. Domini retains ultimate authority to set voting policies and to vote the proxies of the Domini Funds.

Proxy Voting Committee

Primary responsibility for the proxy voting function at Domini rests with
Domini's General Counsel ("GC"). An internal Proxy Voting Committee, chaired by the GC, has been established to exercise oversight of the proxy voting function.
The Committee meets on an as-needed basis as issues arise, but at least quarterly. The Committee operates through a consensus decision-making process.
The Committee's primary responsibilities include the following:

          1.   Developing the Proxy Voting Guidelines: These Guidelines, which set voting policies for all securities for which Domini has authority to vote, are updated on an annual basis (generally before the start of the proxy season in the Spring), and from time to time as necessary, to reflect new issues raised by shareholder activists, regulatory changes and other
               developments.(1) The Committee is also responsible for developing procedures and additional policies, where necessary, to ensure effective implementation of the Guidelines.

----------
(1) Domini applies one set of voting guidelines to all of its current clients.
We are willing to work with reasonable special instructions from clients, subject to resource limitations and overall consistency with our investment approach.

                                      A-27

          2.   Evaluation of vendors: To ensure that proxies are being voted in a timely fashion, and in accordance with the Guidelines, the
               Committee will receive and review reports from KLD and SIRS on an annual, and an as-needed basis.

          3.   Identify and address conflicts of interest where they arise (See
               "Conflicts of Interest", below).

          4.   Determine how to vote in certain circumstances: Where the
               Guidelines are silent on an issue, where there are unique
               circumstances that require further examination, or where the
               Guidelines require a "case-by-case" analysis and KLD does not have sufficient guidance to resolve the issue, the Committee will meet to determine how to vote.

               In making these voting determinations, the Committee may draw upon a variety of materials including, for example, SIRS
               analyses, newspaper reports, academic studies, non-governmental organizations with expertise in the particular issue being voted on, affected stakeholders, and corporate SEC filings, including management's position on the issue in question.

          5.   Reporting to Clients (where client is a fund, to the Domini Funds
               Board of Trustees): The Committee is responsible for ensuring that the following reporting duties are performed: (a) Annual preparation and filing of Form N-PX, containing an annual record of all votes cast for each client. The Form will be posted to
               Domini's website and on the SEC's website at www.sec.gov; (b)
               Domini's web page containing an ongoing record of all votes cast for the Domini Social Index Portfolio each year; (c) Responding to client requests for proxy voting information; (d) Annual review and update of proxy voting information in Form ADV, Part
               II, the Statement of Additional Information for the Domini Funds
               and the Fund's shareholder reports; (e) Where there have been material changes to the Policies or Procedures, the Committee will ensure that these changes are posted to the Domini website, and communicated to clients; (f) Ensuring that all new clients receive a copy of the most recent Form ADV, containing a concise summary of Domini's proxy voting policies and procedures.

          6.   Recordkeeping: The Committee will keep the following records: (a)
               the Procedures and Policies, as amended from time to time; (b)
               proxy statements received regarding client securities (via hard copies held by SIRS or electronic filings from the SEC's EDGAR filing system); (c) records of votes cast on behalf of Domini clients (in conjunction with SIRS); (d) records of a client's written request for information on how Domini voted proxies for the client, and any written response to an oral or written client request for such information; (e) any documents prepared or reviewed by Domini that were material to making a decision how to vote, or that memorialized the basis for that decision. These records will be maintained in an easily accessible location for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Domini Social
               Investments.

KLD Research & Analytics, Inc. ("KLD")

Domini has delegated day-to-day responsibility for the implementation of its
Guidelines to its social research provider, KLD. KLD owns and maintains the
Domini 400 Social Index(SM), the Index upon which the Domini Social Equity
Fund(R) is based. KLD is responsible for reviewing SIRS voting recommendations for each proposal before the vote is cast. KLD has authority to override SIRS recommendation if it believes that the recommendation violates Domini's
Guidelines.

Where issues arise that are not explicitly addressed by the Guidelines, KLD has discretion to determine

                                      A-28

positions that it believes are in the spirit of the Guidelines and the social screening policies applied to the Domini Funds. In some cases, KLD will seek guidance from Domini. In certain special circumstances, KLD has been instructed by Domini to defer the decision to Domini for review by the Proxy Voting
Committee.

KLD assists in the development of Domini's Guidelines and works with SIRS on their implementation.

In an effort to enhance the influence of Domini's proxy voting, KLD sends letters on behalf of the Domini Funds to corporations whenever it votes against a board slate due to a lack of diversity and whenever it votes in support of a shareholder resolution to abolish a staggered board structure.

Social Investment Research Service (a division of Institutional Shareholder
Services) ("SIRS")

SIRS, and the clients' custodian, monitors corporate events, makes voting recommendations to KLD based on Domini's Guidelines, and casts the votes for
Domini's clients subject to KLD's approval. SIRS is also responsible for maintaining complete records of all votes cast, including hard copies of all proxies received, preparing voting reports for Domini, and maintaining Domini's web page containing an ongoing record of all votes cast for the Domini Social
Index Portfolio each year. On occasion, SIRS provides consulting services to
Domini on the development of proxy voting policies.

Conflicts of Interest

Although Domini Social Investments does not currently manage any pension plans, administer employee benefit plans, or provide brokerage, underwriting, insurance or banking services, there are occasions where potential conflicts of interest do arise. For example, potential conflicts of interest may present themselves where:

     o    A Domini fund is included in the 401(k) plan of a client holding, or
          Domini may be actively seeking to have one of its funds included in the 401(k) plan of a client holding;

     o    A significant vendor, business partner, client or Fund shareholder may have a vested interest in the outcome of a proxy vote; or

     o    A Domini executive or an individual involved in the proxy voting function may have a personal or business relationship with the proponent of a shareholder proposal or an issuer, or may otherwise have a vested interest in the outcome of a proxy vote.

Our proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of all of our clients and Fund shareholders by isolating the proxy voting function from any potential conflicts of interest.
For example:

     o    The majority of our Guidelines are pre-determined, meaning that they outline an issue and specify a specific vote. With few exceptions, these policies are applied as drafted.

     o    Our policies are implemented by unaffiliated third parties that are generally not privy to the business or personal relationships that may present a conflict of interest.

In most instances, therefore, votes are cast according to pre-determined policies, and potential conflicts of interest cannot influence the outcome of our voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where we may vary from our pre-determined policies where we believe it is in our clients and Fund shareholders' best interests to do so.

                                      A-29

Where a proxy voting decision is decided in-house by Domini's Proxy Voting
Committee, the following procedures have been adopted to ensure that conflicts of interest are identified and appropriately addressed:

          1.   Before each meeting of the Committee, each participant identifies any conflicts of interest he/she is aware of, including any contacts from outside parties or other members of Domini's staff or management team regarding the proxy issue in question.

          2.   If conflicts are identified, and they are of a personal nature, that individual will be asked to remove him/herself from the decision-making process.

          3.   Domini is a relatively small firm, and it is not possible to completely insulate the members of the Committee from all
               potential conflicts of interest relating to Domini's business. If the conflicts are related to Domini's business, therefore, the
               Committee will:

                    a)   Where practical, present the conflict to the client and
                         seek guidance or consent to vote the proxy (where the
                         client is a mutual fund, the Committee will seek
                         guidance from the Domini Fund's independent
                         trustees.(2)

                    b)   Where Domini is unable to pursue (a), above, or at the
                         direction of the client, the Committee will delegate
                         the decision to KLD, who will work with SIRS to cast
                         the vote. Domini will take all necessary steps to
                         insulate KLD and SIRS from knowledge of the specific
                         nature of the conflict so as not to influence the
                         voting decision.

                    c)   The Committee will keep records of how the conflict was
                         identified and what resolution was reached. These
                         records will be available for review at the client's
                         request.

These policies and procedures are subject to change without notice. They will be reviewed, and updated where necessary, on at least an annual basis and will be posted to Domini's website at www.domini.com/proxyvoting.html.

----------
(2) In some cases, disclosure of the specific nature of the conflict may not be possible because disclosure is prohibited by Domini's privacy policy (where, for example, the conflict concerns a client or Fund shareholder) or may not otherwise be in the best interests of a Domini client, disclosure may violate other confidentiality obligations of the firm, or the information to be disclosed may be proprietary and place Domini at a competitive disadvantage. In such cases, we will discuss the situation with the client and seek guidance.

                                       B-1

                                   APPENDIX B

                   ADDITIONAL FINANCIAL STATEMENT INFORMATION

                         DOMINI SOCIAL EQUITY PORTFOLIO

                       Statement of Assets and Liabilities

                                February 4, 2005

                   (With Independent Auditors' Report Thereon)

                                      B-2

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Domini Advisor Trust:

We have audited the accompanying statement of assets and liabilities of Domini
Social Equity Portfolio (the Fund), a series of Domini Advisor Trust, as of
February 4, 2005. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards of the Public
Company Accounting Oversight Board (United States). Those standards required that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Domini
Social Equity Portfolio as of February 4, 2005, in conformity with U.S.
generally accepted accounting principles.

                                                             KPMG LLP

Boston, Massachusetts
February 16, 2005

                                      B-3

DOMINI SOCIAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 4, 2005

ASSETS:
Receivable for capital shares sold                                      $100,000
                                                                        --------
   Total assets                                                          100,000
                                                                        --------

NET ASSETS                                                              $100,000
                                                                        ========

Shares outstanding:

NET ASSET VALUE PER SHARE:
($100,000/10,000 shares outstanding)                                    $  10.00
                                                                        --------

See Notes to Financial Statements

                                      B-4

                         DOMINI SOCIAL EQUITY PORTFOLIO

                  Notes to Statement of Assets and Liabilities

                                February 4, 2005

1. SIGNIFICANT ACCOUNTING POLICIES

     Domini Social Equity Portfolio (the "Fund"), the sole series of Domini
     Advisor Trust (the "Trust"), is a newly formed business trust organized under the laws of the Commonwealth of Massachusetts and registered under the Investment Company Act of 1940, as amended (the "Investment Company Act
     "), as an open-end management investment company.

     The Fund invests substantially all of its assets in the Domini Social Index
     Portfolio (the "Portfolio"), a diversified, open-end management investment company having the same investment objectives of the Fund.

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statement. Actual results could differ from those estimates.

     The following is a summary of the Fund's significant accounting policies.

     (A)  ORGANIZATION EXPENSES. Organization expenses incurred in organizing the Fund have been paid by Domini Social Investments LLC (Domini).

     (B)  FEDERAL TAXES. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods.
          Accordingly, no provision for federal income or excise tax is deemed necessary.

2. TRANSACTIONS WITH AFFILIATES

     (A)  MANAGER. The Portfolio has retained Domini to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administration services, including the provision of general office facilities and supervising the overall administration of the
          Portfolio. For its services under the Management Agreement, Domini receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the Portfolio's average daily net assets.

     (B)  SUBMANAGER. SSgA Funds Management, Inc. (SSgA) provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with Domini. SSgA does not determine the composition of the Domini 400 Social Index(SM). The Index's composition is determined by KLD Research & Analytics, Inc.

                                      B-5

     (C)  SPONSOR. Pursuant to a Sponsorship Agreement, Domini provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by Domini to the
          Portfolio under the Management Agreement, Domini answers questions from the general public and the media regarding the composition of the
          Index and the securities holdings of the Portfolio. For these services and facilities, Domini receives fees accrued daily and paid monthly from the Fund at an annual rate equal to 0.50% of the average daily net assets of the Fund. From inception until February 28, 2006, Domini will reduce its fee to the extent necessary to keep the average annual operating expenses of the Fund at no greater than 0.95% of the Fund's average daily net assets.

     (D)  DISTRIBUTOR. The Board of Trustees of the Fund has adopted a
          Distribution Plan with respect to the Fund in accordance with Rule
          12b-1 under the Investment Company Act. DSIL Investment Services LLC,
          a wholly owned subsidiary of Domini (DSILD), acts as the distributor of the Fund in connection with the offering of Fund shares pursuant to a Distribution Agreement. Under the Distribution Plan, the Fund pays expenses incurred in connection with the sale of Fund shares and pays
          DSILD a distribution fee at an aggregate annual rate not to exceed
          0.25% of the average daily net assets of the Fund.

3. SERVICE PROVIDERS

     The Fund has retained Investors Bank & Trust Company to provide it with certain custodial and fund accounting services. PFPC Inc. will serve as the transfer agent and registrar of the Fund's shares.

4. CAPITAL SHARES/RECEIVABLE FOR CAPITAL SHARES SOLD

     At February 4, 2005, there were an unlimited number of shares of beneficial interest (par value $0.00001 per share) authorized of which 10,000 were issued and outstanding.

     As of February 4, 2005, the Fund had a receivable outstanding in the amount of $100,000 to fund the purchase of the issued and outstanding shares on that date. This receivable balance was fully collected subsequent to
     February 4, 2005.